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                                    EXHIBIT 10.20
                                    CERTAIN CONFIDENTIAL INFORMATION CONTAINED
                                    IN THE DOCUMENT, MARKED BY BRACKETS IS
                                    FILED WITH THE SECURITIES AND EXCHANGE
                                    COMMISSION PURSUANT TO RULE 2.4b-2 OF THE
                                    SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.




                               PURCHASE AGREEMENT

                                 By and Between

                          MANNESMANN TALLY CORPORATION

                                      And

                        KENTEK INFORMATION SYSTEMS, INC.

                      For The Purchase of Kentek Printers
                               Parts and Supplies

                                  REVISION #3

                              DATE: APRIL 20, 1996
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                              PURCHASE AGREEMENT

1        Terms and Conditions

         1.1     Definitions
         1.2     Construction

2.       Scope

3.       Sale and Purchase; Term; Territory

         3.1     Sale and Purchase of Product
         3.2     Term of Agreement
         3.3     Territory

4.       Purchase Orders

         4.1     Initial Spare Parts Order
         4.2     Forecasts
         4.3     Lead Time
         4.4     Purchase Orders
         4.5     Cancellation
         4.6     Rescheduling
         4.7     Agreement Prevails over Purchase Orders

5.       Delivery; Licenses; Carriers

         5.1     Delivery
         5.2     Conditions to Deliveries
         5.3     Import and Export Licenses
         5.4     Carrier Selection

6.       Acceptance

         6.1     Products Not Rejected Deemed Accepted
         6.2     Buyer's Rights Upon Receipt of a Non-Conforming Delivery
         6.3     Right to Cure
         6.4     Burden of Showing Products Non-Conforming; Payment Not Waiver
         6.5     Quality Assurance

7.       Payment

8.       Prices; Modification of Prices

9.       Taxes and Duties

10.      Product Approvals; Certifications

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11.      Product Changes

         11.1    Engineering Changes
         11.2    Mandatory Changes
         11.3    Enhancements

12.      Patent, Copyrights and Trade Secrets Indemnity

13.      Parts and Repairs

         13.1    Parts Support Program
         13.2    Out of Warranty Exchange
         13.3    End-of-Product Life Parts Support

14.      Buyer Responsibilities

15.      Publications; Documentation

         15.1    Publications
         15.2    License to Publications; Documentation

16.      License of Software Products

         16.1    Grant
         16.2    Proprietary Rights
         16.3    Sublicenses
         16.4    Reverse Engineering
         16.5    General Copying Restrictions
         16.6    Termination of Buyer License
         16.7    Warranty Disclaimer

17.      Training

18.      Product Warranties; Limitation of Liability; Disclaimer

         18.1    Product Warranties
         18.2    Warranties Do Not Apply To Buyer Components, Modifications,
                 Etc.
         18.3    Disclaimer; Limitation of Liability
         18.4    Product Liability; Insurance

19.      Product Reliability

20.      Delays and Inability to Perform

21.      Confidentiality

         21.1    Confidential Information
         21.2    Non-Disclosure of Confidential Information
         21.3    Permitted Disclosure
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         21.4    Loss of Confidentiality
         21.5    Right to Equitable Relief
         21.6    Survival

22.      Public Announcements

23.      Notices

24.      Termination and Expiration of Agreement

         24.1    Insolvency, Bankruptcy, Etc.
         24.2    Breach of this Agreement, Etc.
         24.3    Rights of the Parties in the Event of Termination

25.      Point of Sale Reporting

26.      Nameplates and Trademarks

         26.1    Buyer's Trademarks
         26.2    Kentek Proprietary Rights Legend and Trademarks

27.      Compliance with Laws

28.      Document Precedence

29.      Authority

30.      Limitation of Liability and Actions

31.      Severability

32.      Miscellaneous


Schedules:

A -     Printer Prices
B -     Consumables Prices
C -     Spare Parts Prices
D -     Printer Specifications
E -     DELETED
F -     Currency Fluctuations
G -     Publications; Documentation
H -     Software Products
I -     Customer Service Support Program

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                               PURCHASE AGREEMENT

                 This Agreement is made and entered into as of the      day of
               by and between Kentek Information Systems, Inc., a Delaware corporation with its principal offices at 2945 Wilderness Place, Boulder, Colorado 80301 ("Kentek") and Mannesmann Tally Corporation, with its principal offices at 8301 South 180th Street, P.0. Box 97018, Kent, Washington 98064-9718 ("Buyer").

                 A. Kentek is engaged in the design, development, manufacture and marketing of electronic printers and related products; and

                 B. Buyer desires to purchase from Kentek certain of such products for resale in the regular course of its business, on the terms and conditions set forth herein.

1.       Terms and Conditions.

1.1 Definitions. As used in this Agreement, the following terms shall have the following respective meanings unless the context otherwise requires:

                 "Acceptance Period" shall mean the period from the date of receipt at Buyer's facility of Products and thirty (30) days thereafter.

                 "Affiliate" shall mean any person controlling, controlled by or under common control, directly or indirectly with that person, but only so long as such control exists. For purposes hereof, the term "control" and references of same shall mean the possession, directly or indirectly, of the power to direct, or cause the direction of, the management and policies of another person, whether through ownership of voting securities, by contract or otherwise.

                 "Best Efforts" shall have the meaning set forth in Section
4.4.

                 "Cancellation Charges" shall have the meaning set forth in
Section 4.5.

                 "Customer" shall include any person, including without limitation any Affiliate of Buyer, that buys or leases Products sold hereunder from Buyer or any authorized distributor or dealer of Buyer.

                 "Engineering Change" shall have the meaning set forth in
Section 11.1.

                 "Ex Works" shall have the meaning attributed to it by INCOTERMS (1990) issued by the International Chamber of Commerce.

                 "Information" shall mean that information contained in any form including, without limitation, drawings, sketches, blueprints, parts, lists, schedules, manuals, documentation, written descriptions of all kinds, models, samples, reports, data, tapes, oral discussion or briefings by Kentek or Buyer personnel or the like relating to any Products or Buyer's or Kentek's products and the manufacture and marketing thereof and Kentek's and Buyer's financial and business arrangements including, without limitations, working features, design, processes, logic specifications, data flow,

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software and communications protocol requirements, know-how, technology, sources of supply and arrangements therefor, test and market data, business forecasts and planning.

                 "Normal Lead Time" shall mean ninety (90) days for printers and accessories and thirty (30) days for consumables and spare parts from the date of Kentek's receipt of a Purchase Order, OR SIXTY (60) DAYS FOR PRINTERS AND ACCESSORIES IF FORECAST IN ACCORDANCE WITH SECTION 4.2.

                 "Parts" shall mean the consumables, listed on Schedules B and C, as each such Schedules may be amended from time to time by Kentek.

                 "Printers" shall mean the Kentek printers and accessories set forth on Schedule A, as more fully described in Schedule D, as such Schedule may be added to, modified or amended by Kentek from time to time, subject to
Section 2, Scope, Subsection B, but shall in no event include any printer, or supplies, parts, accessories, software or firmware therefor which has been, or will be, designed for, or which incorporates changes or enhancements already provided or provided in the future exclusively for, a particular customer (other than Buyer) or to any such customer's specifications and which Kentek is prohibited by such customer from selling to its other customers.

                 "Products" shall mean Printers and Parts, collectively, excluding the Software Products.

                 "Publications and Documentation" shall have the meaning set forth in Section 15.1.

                 "Purchase Order(s)" shall mean a purchase order for Products to be sold by Kentek to Buyer, and purchased by Buyer from Kentek, hereunder.

                 "Requested Delivery Date" shall mean the date of requested delivery of a Product in a Purchase Order given to Kentek in accordance with this Agreement.

                 "Software Product(s)" shall mean the encoded data or instructions for use by or in connection with or incorporated into Printers or Parts, including, without limitation, the encoded data and instructions described in Schedule H hereto, as such Schedule may be added to, modified or amended by Kentek from time to time at the sole discretion of Kentek upon 60 days' notice from Kentek to Buyer and including, without limitation, at the option of Kentek, enhancements, updates, improvements, modifications, revisions, adaptations and additions to such data and instructions, but Software Products shall in no event include any software or firmware which has been, or will be, designed for or which incorporates changes or enhancements already provided or provided in the future exclusively for a particular customer (other than to Buyer) or to any such customer's specifications and which Kentek is prohibited by such customer from selling to its other customers.

                 "Term" shall have the meaning set forth in Section 3.2.

                 "UCC" shall mean the Uniform Commercial Code of the State of Colorado, as amended from time to time.

1.2      Construction.

                 (a) The terms "hereby", "hereof", "hereto, "herein", "hereunder" and any similar terms as used in this Agreement refer to this Agreement. All references herein to this Agreement, including such terms, shall, except as expressly provided to the contrary, include the Schedules referred to in the Table of Contents hereof and initialed by the parties hereto.

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                 (b) Words importing persons shall include firms, associations, partnerships (including limited partnerships), joint ventures, trusts, corporations, public and governmental bodies, agencies and instrumentalities and other entities, as well as natural persons.

2.       Scope.

         A. Kentek hereby appoints and Buyer hereby accepts appointment as an Original Equipment Manufacturer (OEM) Reseller of Kentek-manufactured equipment (hereinafter referred to as the "Products*).

         B. Kentek agrees to sell and Buyer agrees to purchase for the purpose of resale, the Products listed in the Schedules incorporated into this Agreement as well as future, standard (noncustomized) product during the term of this agreement. Kentek reserves the right to modify Schedule A by adding and/or deleting Products offered therein, subject to three (3) months written notice.

         C. Buyer will employ its own resources in performing marketing efforts involving the Products and has, or will develop, the technical capability to be familiar with the Products, and will maintain a sales organization sufficient to solicit and actively promote the sale of the Products.

3.       Sale and Purchase; Term; Territory.

3.1. Sale and Purchase of Product. Subject to the terms and conditions contained herein, Kentek shall sell to Buyer, and Buyer shall purchase from Kentek, Printers and Parts for use in or with Printers manufactured by Kentek, as hereinafter provided.

3.2. Term of Agreement. The term of this Agreement shall commence upon the date hereof and shall continue for twenty-four (24) months from such date, unless earlier terminated, or extended by written agreement of the parties (the "Term").

3.3. Territory. Buyer's rights to resell Printers and Parts, and sublicense Software Products pursuant to this Agreement shall be non-exclusive and worldwide.

4.       Purchase Orders.

4.1 Kentek will offer Buyer a 50% discount for the Initial Spare Part Order scheduled to be ordered and delivered within the first six (6) months of the term of this Agreement. If Kentek is unable to deliver any spare parts order(s) placed for delivery within this first six months, the 50% discount will remain applicable to those orders until delivered.

4.2 Forecasts. In order to accomplish 60-day lead time, a 6-month rolling forecast of printers and accessories is required. The schedule for forecast and ordering is per the following example


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                 Example based on a June production schedule:

         December 20th:   Initial forecast for June production
         January 20th:    Revised forecast - no restriction
         February 20th:   Revised forecast - no restriction
         March 20th:      90-day forecast within +/- 50% of February
         April 20th:      Purchase order issued at +/- 10% of March forecast
                          order
         June 20th:       Production/shipment

4.3 Lead Time. Unless otherwise agreed in writing by Kentek, all Purchase Orders shall specify a Requested Delivery Date within the Normal Lead Time. The lead time between the date of the Order and Delivery of Product(s) will be sixty (60) days, IF FORECASTED AND ORDERED BY THE 20TH DAY OF EACH MONTH.

4.4 Purchase Orders. All purchases of Products by Buyer shall be by English language Purchase Orders referencing this Agreement sent to the corporate Kentek office. Kentek shall use its Best Efforts to deliver Products in accordance with Purchase Orders received by it; provided, however, that Kentek shall not be obligated to deliver a quantity of any model Printer in any month that is greater than 150% of the aggregate quantity of such model Printer that was ordered to be delivered hereunder in the previous calendar month. In the event Kentek discontinues any Product, Buyer has the right to place a final Purchase Order within the sixty (60) day discontinuance notice period subject to availability. Delivery must be no later then ninety (90) days after expiration of the discontinuance notice unless extension is requested by Kentek. No Purchase Order shall request delivery of any Products after the end of the Term unless mutually agreed upon in writing by both parties. Kentek shall have the right, without notice, to elect to fill purchase orders for Products not conforming with the requirements set forth herein and, in such case, such purchase orders shall be treated by all parties as Purchase Orders pursuant to this Agreement.

4.5 Cancellation. Buyer may cancel delivery of any or all Printers and Accessories on order and scheduled for shipment beyond sixty (60) days by giving written notice to Kentek at least sixty (60) days prior to the Requested Delivery Date. Products cancelled with less than sixty (60) days notice will incur a charge of $150 for each Printer Product and $50 for EACH Accessory Product.

Printers and/or Accessories cancelled within thirty (30) days prior to the scheduled shipment date will incur a charge equal to 100% of the purchase price for all canceled items.

Consumables and Spare Parts may not be cancelled within 15 days of the Requested Delivery Date.

The parties agree that it would be impossible to determine the damages that would be suffered by Kentek in the event of any such cancellation and that the foregoing represents a reasonable preestimate of the damages that would result.

4.6 Rescheduling. By notice delivered to Kentek at least 30 days prior to the originally scheduled shipment date, Buyer may reschedule a delivery of Product requested by it to a later date within the Term, subject to the following limitations (the date of the reschedule being deemed to be the date notice of same is given to Kentek):

a. no delivery for printers and/or accessories may be rescheduled to later than 30 days after the original scheduled shipment date;

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b.       there may be only one reschedule per delivery.

4.7 Agreement Prevails Over Purchase Orders, Etc. Buyer may use its form of purchase order to effect orders hereunder; provided, however, that (i) all such purchase orders must be in conformance with and refer to this Agreement and (ii) any terms in such orders which conflict with, or supplement the terms of this Agreement shall be deemed null and void, and this Agreement shall govern.

5.       Delivery; Licenses; Carriers.

5.1 Delivery. For purposes hereof, the date of purchase and sale of Products hereunder shall be the date of delivery thereof. Deliveries of Products purchased hereunder shall be made as follows:

a. Ex Works Kentek's designated production or distribution facility in Japan for Products, except as set forth in (b) below;

b. Ex Works Kentek's designated U.S. facility for certain special order requirements of Products, as designated in Schedules A, B, and C.

                 Kentek will provide proof of delivery upon request and will provide reasonable assistance to Buyer at no charge in any claim Buyer may make against a carrier or insurer for misdelivery, loss or damage to Products after delivery has been made to Buyer. All risk of loss or damage shall pass upon delivery.

5.2 Conditions to Deliveries. Kentek shall not be required to deliver any Products if Buyer (i) has not made any undisputed payments due to Kentek, (ii) shall be otherwise in continuing material breach of any other material obligation, or (iii) shall fail to provide adequate assurances of due payment requested by Kentek in accordance with Section 2-609 of the UCC.

5.3 Import and Export Licenses. Buyer will be responsible for any licenses, permits or approvals of the country of import. Buyer will also be responsible for obtaining any and all such export licenses, permits or approvals for exports to any other location. The parties shall give all reasonably required assistance to each other in obtaining all the licenses, permits and approvals mentioned above. Kentek may request that Buyer provide delivery verification certificates for each drop ship delivery.

5.4 Carrier Selection. Upon execution of this Agreement, Buyer shall notify Kentek of Buyer's designation of the carrier or agent to whom Products delivered hereunder are to be delivered. If Buyer desires to change its designation of such carrier or agent, Buyer shall, not less than 10 days prior to the Requested Delivery Date for the delivery to be affected by the change, notify Kentek of the new carrier or agent.

6.       Acceptance.

6.1 Products Not Rejected Deemed Accepted. If Buyer does not give Kentek the notice set forth in Section 6.2 within the Acceptance Period, each delivery of Products shall be deemed to have been accepted by Buyer, subject to its remedies under Section 18.

6.2 Buyer's Rights Upon Receipt of a Non-Conforming Delivery. If any delivery of Products or Products delivered by Kentek (i) are non-conforming with this Agreement or (ii) are non-conforming with the Products requested in the applicable Purchase Order, (except for deliveries that are non-conforming

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reason of (x) under 60 days lateness, or (y) greater lateness if accepted by
Buyer's agent or carrier) Buyer shall have the right to accept such delivery in whole or, by written notice to Kentek within the Acceptance Period giving full particulars of the non-conformity, reject such portion of such delivery as is non-conforming upon notice to Kentek.

6.3 Right to Cure. If Buyer rejects any non-conforming Products as provided in Section 6.2, at its option, Kentek shall have the right to (i) request the return of such Products, or (ii) to correct the nonconformity within a reasonable period on a Best Efforts basis of not more than thirty (30) days. If Kentek elects to cure the non-conformity but fails to do so within such period, Buyer shall have the right to reject the portion of the delivery that is still non-conforming in whole or part.

6.4 Burden of Indicating Products Non-Conforming; Payment Not Waiver. Buyer shall have the burden of indicating how any delivery made or Products delivered are non-conforming. Buyer's payment for any Products or agreement to pay any other charges shall not by itself be deemed a waiver of Buyer's rights hereunder.

7. Payment. Kentek may issue invoices for Products sold no earlier than the shipment of Products. Subject to Kentek's right to receive adequate assurances pursuant to Section 2-609 of the UCC, payments for Products ordered shall be made within 30 days of invoice. An interest charge equal to 1.5% per month will be due on all undisputed invoices past due or the maximum amount permitted by law - whichever is less.

8. Prices; Modification of Prices. The prices applicable to Printers, Accessories, Consumables and Spare Parts ordered hereunder shall be established as set forth on Schedules A, B, and C except for increases or decreases from time to time due to currency fluctuations in accordance with Schedule F. The prices applicable to Parts ordered shall be as set forth on Schedule C; provided, however, that Kentek shall have the right to change the price of any and all Parts one time during any 12-month period. The prices set forth in Schedule C are per part number and per shipment.

9. Taxes and Duties. Prices are exclusive of certain taxes, duties, brokerage or like charges imposed on Products after their delivery to Buyer and will be paid by Buyer. In lieu of Buyer paying the above taxes and/or charges, Buyer may furnish Kentek with a tax exemption certificate acceptable to the taxing authority.

10. Product Approvals; Certifications. Kentek warrants that all complete Printers delivered to Buyer under this Agreement, without any Buyer Unique Items, will comply with applicable U.L., CSA and VDE standards and will comply with the applicable FCC rules for the type of product involved, including type acceptance or certification where required. Kentek will obtain and maintain at its own expense all applicable listings, certifications and approvals with respect to the above-noted standards in Kentek's name. Kentek will provide information and assistance to Buyer with respect to (i) listings, certifications and approvals that are required to be in Buyer's name and (ii) compliance of the Printers with any such standards after modification or additions made by Buyer or made by Kentek with Buyer Unique Items.

11.      Product Changes.

11.1 Engineering Changes. Kentek shall, subject to Buyer's right to be advised, have the right to make engineering changes and to order and use in the Product(s) parts and materials of Kentek's

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choosing. Kentek shall notify Buyer in writing of any major changes. A "major change" is defined, for purposes of this Article, as one which affects the Product's form, fit and function. Non-incorporation of a change shall be at Buyer's sole risk and responsibility. In such event, Kentek shall, at its sole option, continue to make available and deliver, in accordance with this Agreement, the unchanged equipment. If Kentek incurs additional costs as a result of Buyer's non-acceptance of said change, a premium price to provide unchanged Product shall be assessed. Change notices will be in Kentek's standard form and such notices will be directed to the Buyer's Vice President of Engineering & Manufacturing.

11.2 Mandatory Changes. In the event mandatory engineering and safety changes to the Product(s) are required, Kentek shall issue to Buyer a Mandatory Field Change Order including all necessary documentation and implementation instructions.

Kentek shall ship to Buyer, free of charge, freight prepaid, upgrade kits to incorporate all mandatory changes and retrofit all Product(s) delivered to Buyer's customers prior to the changes. Such upgrade kits may include hardware and/or software. Buyer shall, at Buyer's expense, perform all labor to implement the Mandatory Field Change Order, except in cases where a Mandatory Field Change Order is required to make the Product(s) safe in compliance with regulatory agency standards. Kentek shall reimburse Buyer for Buyer's travel and labor cost for implementing such Mandatory Field Change Order in that instance only. Kentek may, at its option, elect to execute such Mandatory Changes at its own expense.

11.3 Enhancements. If, during the term of this Agreement, Kentek offers any improvement, option, additional functionality or other enhancements to any Product not available at the time this Agreement is signed (an "Enhancement"), provided that such Enhancement is not exclusive to another customer, Kentek will offer such Enhancement to Buyer at prices that do not exceed those charged to any other customer of Kentek purchasing the same or lesser quantities of such Enhancement on similar terms and conditions as those contained herein.

12. Patent, Copyrights, Trademarks, and Trade Secrets Indemnity. Except as provided below, Kentek, at its own expense, agrees to defend (without prejudice to its sole option to settle) and hold Buyer harmless against any suit or proceeding brought against Buyer alleging that any Product, or any Software Product or any part thereof sold or licensed hereunder infringes any United States patent, trademark, copyright or trade secret or other proprietary right owned by others (an "Infringement Action"), provided Kentek is promptly notified in writing, given all reasonable assistance it requires, (at Kentek's expense) and permitted to direct the defense and/or settlement of such Infringement Action. Further, Kentek will pay in full any final non-appealable judgment rendered in such Infringement Action by a court, or shall pay any agreed upon settlement with respect to such Infringement Action, but shall not be responsible for costs or settlements incurred without its consent. If Buyer's use or sale of any such Product of Software Products is enjoined, or in the event that Kentek desires to minimize its liabilities hereunder, Kentek will, at its sole option and expense, (i) substitute other equally suitable Product, or Software Product (ii) modify the Product or Software Product so that it is no longer alleged to infringe, but delivers substantially equivalent or better performance, (iii) obtain for Buyer the right to continue its use or sale and (iv) if no other reasonably commercial option is available, grant to Buyer credit for the Product or Software Product as depreciated and accept its return. The depreciation shall be an equal amount per year over the lifetime of the Product or Software Product for three years. The foregoing states the entire liability of Kentek for Patent, copyright, trademark, trade secret or other infringement. No indemnity shall apply to patent, copyright, trademark, trade secret or other infringement liability to the extent directly arising from any Product or Software Product made or modified to Buyer's specifications or design, or with components or subassemblies supplied by Buyer, or a supplier designated by Buyer, including (without limitation) copyright, patent infringement or other claims related to images produced in accordance with Buyer's specifications or based on Buyer's

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modification of Product or Software Product or programming. The foregoing indemnity shall not apply and Buyer agrees to indemnify Kentek in a manner fully equivalent to the foregoing indemnity with respect to any claim made, or any suit or proceeding brought against Kentek, in which and to the extent that the alleged infringement arises from the combination of any Product or Software Product with any equipment, subassemblies or components not supplied by Kentek or its operation or use with apparatus, data or programs not furnished by Kentek, except for the operating system of the host computer or if the alleged infringement arises from any modification of any Product or Software Product or from the printing of an image produced or modified, in accordance with the specifications of Buyer or any Customer.

13.      Parts and Repairs.

13.1 Parts Support Program. The terms of Kentek's parts support program are set forth in Schedule I hereto.

13.2     Out of Warranty Exchange. In addition to Kentek's obligations under
Section 18, Kentek shall offer the Out of Warranty Exchange Program set forth in Schedule 1.

13.3 End-of-Life Parts Purchasing. Buyer may purchase spare parts from Kentek to provide service to its customers. In the event Buyer/Kentek terminate this Agreement or any Product under this Agreement is discontinued by Kentek, Kentek agrees to allow Buyer to purchase Parts and Consumables at the then current prices for a period of up to five (5) years for the purpose of supporting Buyer's installed base.

14.      Buyer Responsibilities.

         In addition to all other rights and obligations created by this Agreement, Buyer shall:

         (a)     use its best efforts to sell the Products;

         (b) maintain its own facilities suitable for demonstrating the Printers; and

         (c) maintain an inventory of Parts necessary to meet greater than 90% of (i) its expected needs for normal maintenance and (ii) the orders of its Customers, in either case within 48 hours.

15.      Publications; Documentation.

15.1 Publications. Subject to Section 15.2, Kentek shall furnish (or already has furnished) to Buyer two English language copies of each of the publications or documentation relating to the Printers listed on Schedule G (collectively, the "Publications").

15.2 License to Publications and Documentation. Kentek hereby grants to Buyer, during the Term, a non-exclusive, non-transferable royalty-free license, that may not be sublicensed, to use and prepare derivative works based upon the Publications for the purpose of including all, or portions of the same in documentation to be provided to Customers in connection with the sale, use, leasing, installation, assembly, repair and maintenance of Printers sold hereunder only. Such license and rights shall include all additions, modifications and improvements thereto which may, at Kentek's sole discretion, be

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effected from time to time. Buyer shall have the right to provide the
Publications or Documentation to its Customers for the purpose of resale.

16.      License of Software Products.

16.1 Grant. Kentek hereby grants to Buyer a non-exclusive, non-transferable, royalty-free license to use, to sublicense to End Users to use, and to sublicense to its authorized distributors to use and sublicense to End Users, to use each of the Software Products in connection with Products.

16.2 Proprietary Rights. The Software Products contain proprietary or trade secret information which is either owned or licensed by Kentek and/or Buyer. The Software Products may also be subject to patent, copyright, and trademark protection. Both parties agree not to remove any copyright, other proprietary rights or related notices from any Software Products and agree to include all such notices existing on any Software Product on any copies. Neither party has ownership rights in any of the other party's Software Products. Some portions of the techniques, algorithms or processes contained in the Software Products, or any modification thereof, constitute trade secrets and other proprietary information owned or licensed by Kentek and/or Buyer.

16.3 Sublicense. The Software Products may be sublicensed only to a party who agrees to accept the terms and conditions of this Section 16. NEITHER PARTY WILL DISCLOSE, TRANSFER, LEASE, COPY, SUBLEASE OR OTHERWISE MAKE AVAILABLE ANY SOFTWARE PRODUCTS OR ANY PROPRIETARY INFORMATION DESCRIBED ABOVE TO ANY THIRD PARTY, EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT. Any attempt to sublicense, or otherwise transfer any such information, any Software Products or any rights, duties or obligations hereunder, except as expressly provided in this Agreement, is void.

16.4 Reverse Engineering. Neither party may reverse engineer, decompile, create derivative works based upon or modify any Software Products.

16.5 General Copying Restrictions. Neither party shall make copies of any royalty-bearing Software Products, except one copy for backup purposes in support of a single Printer. In the event of unauthorized copying of the Software Products by Buyer or any transferee of Buyer, Kentek may seek such remedies as the law provides, i.e.; public flogging and any other punishment that it deems appropriate in the circumstances.

16.6     Termination of License. If any of the terms or conditions of this
Section 16 are broken by Buyer or Kentek, its successors or any sublicensees of any Software Products, the license granted to any breaching party (but not the obligations and limitation of rights of Buyer or Kentek, such successors and sublicensees) will terminate. Upon any such termination, Buyer and any successor or sublicensee breaking this software license agreement must cease all use of the Software Products and must destroy all copies of the Software Products and/or return them to Kentek or Buyer. Either party shall have the right to cure any such default within thirty (30) days.

16.7 Warranty Disclaimer. The Software Products are distributed and licensed "as is". ALL WARRANTIES, EITHER EXPRESSED OR IMPLIED, AS TO QUALITY, PERFORMANCE, OR FITNESS FOR ANY PARTICULAR PURPOSE ARE DISCLAIMED AS TO SOFTWARE PRODUCTS. IN NO EVENT WILL KENTEK OR ITS LICENSORS BE LIABLE FOR ANY LOST PROFITS OR SAVINGS OR OTHER DIRECT, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES RESULTING FROM USE OF THE SOFTWARE PRODUCTS, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

17.      Training. Kentek agrees to provide the training described in Schedule
J. Training classes may be video taped for future use by Buyer with respect to the Products sold hereunder only.

18. Product Warranties; Limitation of Liability; Disclaimer; Product Liability, Etc.

18.1 Product Warranties. Kentek warrants that each Product sold under this Agreement shall be free from defects in material and workmanship under normal use and service, and that such Products will meet the specifications set forth on Schedule D (as the same may be added to, modified, or amended from time to time).

         Warranties shall apply for the time periods designated below:

         Model K30, K30D, K31, K31D and K40D engines and related models for two
         (2) years from date of shipment.

         Accessories and Spare Parts for one hundred eighty (180) days from date of shipment.

         Consumables for average rated yield.

         All warranties are on Products used within specified duty cycle and Product Specifications.

Normal use and service does not include any abuse, misuse, transportation damage, alteration or depletion after delivery hereunder. If the defect can be isolated to any particular Parts, the warranties set forth herein cover such Parts only (whether installed in a Printer or not), and in no event shall Kentek be liable for labor or installation of such Parts. In the event of a warranty claim under this Section 18, at Kentek's election, Buyer shall dispose of or ship the defective Parts, or if the defect cannot be isolated to any particular Parts, the defective Printer, in each case uninsured (at Kentek's risk) but properly packaged, with freight collect, to such facility as Kentek shall indicate to Buyer from time to time. At its option, Kentek shall repair or replace the defective Parts or Printer, as the case may be, and shall ship it, with freight and insurance collect, back to Buyer within 30 days of Kentek's receipt of the same. The procedure for claims under this Warranty is set forth in Schedule J under "Defective Material Return Procedure and Product Warranties."

18.2 Warranties Do Not Apply To Buyer Components, Modifications, Etc. The warranties set forth in Section 18.1 do not extend to components or subassemblies supplied by Buyer or suppliers designated by Buyer or to modifications of any Product which have been made by or at the request of Buyer or any Customer, or to units of Products which fail or are damaged after delivery hereunder due to improper shipment, handling, storage, operation, use or maintenance in a manner or environment or with parts, accessories, supplies or consumables not conforming to published instructions or specifications of Kentek at the time of delivery of such Product, or due to service or maintenance by persons not qualified to perform the same. Use of any consumable not specifically supplied by or approved in writing by Kentek shall constitute a modification of Product and shall specifically void any and all warranties for both printer and consumable supply products. Kentek shall have no liability or responsibility with respect to any warranties provided by Buyer or any third person.

18.3     Disclaimer; Limitation of Liability. THE WARRANTIES SET FORTH IN
SECTION 18.1 AND THE OBLIGATIONS AND LIABILITIES SET FORTH IN SECTION 18.1 AND IN SECTIONS 10 AND 12 ARE IN LIEU OF ALL OTHER WARRANTIES RELATING TO ANY PRODUCTS SOLD OR SOFTWARE PRODUCTS OR MANUALS, PUBLICATIONS, OR DOCUMENTATION LICENSED BY KENTEK TO BUYER, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, FITNESS

FOR ANY PARTICULAR PURPOSE OR NON-INFRINGEMENT OF PROPRIETARY RIGHTS OF OTHERS. ALL OTHER CONDITIONS, TERMS, WARRANTIES OR OTHER STATEMENTS CONCERNING WARRANTIES OR THE LIKE WITH RESPECT TO PRODUCTS, SOFTWARE PRODUCTS AND MANUALS AND DOCUMENTATION AND THEIR USE, AND ALL OTHER REMEDIES WITH RESPECT THERETO, WHETHER EXPRESS OR IMPLIED BY STATUTE OR COMMON LAW OR OTHERWISE HOWSOEVER, ARE HEREBY EXPRESSLY DISCLAIMED.

         Without limiting the foregoing, Buyer's exclusive remedy and Kentek's entire obligation and liability in contract, tort or otherwise for any breach of warranty of any Products, Software Products or Manuals and Documentation, or the failure of any Products or Software Products to meet the specifications set forth in Schedule D, is the repair or exchange of any defective Products covered by the foregoing warranties in the manner and within the time frames set forth.

18.4 Product Liability; Insurance Kentek agrees to indemnify (without prejudice to its sole option to settle) and defend Buyer from and against all liability demands, claims loss, cost damage and expense for property damage, death and personal injury arising out of or relating to the Products sold to Buyer and performance of this order; provided, however, Buyer shall be liable to the extent of its own negligence. At Buyer's request, Kentek will furnish certificates of insurance evidencing liability insurance which includes but is not limited to worker's compensation, general liability, property damage liability, and product liability. Kentek agrees to defend or settle, at its sole expense, all suits or proceedings arising out of any suits or threats of suit provided Buyer gives Kentek prompt written notice of all suits or threats of suit and other such claims. Buyer may be afforded the opportunity to join and fully participate in, at its own expense, the defense of such proceedings.

19. Product Reliability. If any Product does not function at the mean time between failure rate (MTBF) set forth in Schedule D, both parties agree to review their respective failure rate data for such Product and to discuss what course of action, if any, would be appropriate to remedy such failure.

20. Delays and Inability to Perform. Except as otherwise provided in this Agreement, neither Kentek nor Buyer shall in any event be liable for any delays in performance caused by: an act of God; war; riot; fire; explosion; accident; earthquake; flood; sabotage; inability to obtain or shortage of fuel, power, supplies, components, subassemblies or material (for reasons other than such party's negligence or fault or failure to timely order in accordance with normal business practices); inability to obtain transportation; failures of non-Affiliate subcontractors, governmental laws, regulations or orders. Agreed upon delivery schedules and the term of this Agreement shall be considered extended by a period of time equal to the time lost because of any delay excusable under this Section 20, except that both parties shall use due diligence to minimize such delays. If either party is subject to delays excusable under this Section 20, it shall give prompt written notice thereof to the other party including its best estimate of the expected duration of such delay.

21.      Confidentiality.

21.1 Confidential Information. All disclosures of Information shall be deemed to be nonconfidential unless specifically designated by the discloser at the time of disclosure as confidential. All disclosures of Confidential Information by one party hereto to the other pursuant to this Agreement shall be made by or under the supervision of the respective Technical Coordinators of Kentek and Buyer, as each such party may from time to time designate, or such Technical Coordinators' respective designees. When such disclosure is orally and/or visually made, then it shall be confirmed in a written resume within 20 days following such disclosure. The initial Technical Coordinators for the Parties are:

                 For Kentek:       Vice President, Engineering

                 For Buyer:        Vice President, Engineering and Manufacturing

                 For purposes of this Section 21, all confidential Information designated as such as provided above is hereinafter referred to as "Confidential Information," the party hereto that discloses the Confidential Information to the other party hereto as provided in this Section 21 is hereinafter referred to as the "Discloser" and the party hereto that receives such Confidential Information from the Discloser is hereinafter referred to as the "Recipient." Each of the parties hereto agrees to mark all Confidential Information which is in tangible form with appropriate secret or confidential legend.

21.2 Non-Disclosure of Confidential Information. Subject to the provisions of Sections 21.3 and 21.4, each of the parties hereto agrees to hold the other's Confidential Information in confidence for the other and not to use any such Confidential Information other than for the purposes of this Agreement. Each agrees not to disclose the other's Confidential Information, by publication or otherwise, to any person other than those persons whose services it requires who have a need to know such Confidential Information for purposes of carrying out the purpose of this Agreement and who agree in writing to be bound by, and comply with, the provisions of this paragraph or are otherwise under an obligation of confidentiality.

                 After termination or expiration of this Agreement, and upon demand, Buyer and Kentek each agrees to return to the other all models and written or descriptive matter, including but not limited to drawings, blueprints, descriptions, and other papers, documents, tapes or any other media which contain Confidential Information of the other party. In the event of a loss of any item containing any Confidential Information, each party shall promptly notify the other party of such fact in writing and assist in the investigation thereof.

                 A Recipient shall protect disclosed Confidential Information by using the same degree of care, but no less than a reasonable degree of care, to prevent the unauthorized use, dissemination or publication of such Confidential Information as the recipient uses to protect its own Confidential Information of a like nature. Each party hereunder agrees to indemnify the other for any loss resulting from a breach of its duty to maintain confidentiality.

21.3 Permitted Disclosure. Disclosure of Confidential Information shall not be precluded if such disclosure is:

         (i) in response to a valid order of a court or other governmental body of the United States or any political subdivision thereof or any other relevant jurisdiction; provided however, that the party from whom disclosure is sought shall, if permitted, first have given notice to the other and made a reasonable effort to obtain a protective order requiring that the Information and/or documents so disclosed are used only for the purpose for which the order was issued;

         (ii) otherwise required by law, statute, ordinance, rule, regulation; or

         (iii) necessary to establish rights under this Agreement during a court proceeding or to its attorneys.

21.4 Loss of Confidentiality. Notwithstanding any other provisions of this Agreement, the obligations specified in Section 21.2 will not apply to any Confidential Information that:

         (i) the Recipient can demonstrate is already in the possession of the Recipient without an obligation of confidence;

         (ii) is independently developed by the Recipient without resort to the Discloser's Information;

         (iii)   is rightfully received by the Recipient from a third party;

         (iv) is released for disclosure by the Discloser or with its written consent;

         (v) is or becomes a matter of general public knowledge or the knowledge of a substantial part of the industry, through no fault of the Recipient; or

         (vi) is disclosed by the Discloser to a third party without a duty of confidentiality on the third party.

21.5 Right to Equitable Relief. Kentek and Buyer each agrees that a breach of its obligations under this Section 21 would cause irreparable harm to the other, and that the other shall be entitled, in addition to all other remedies available to it, equitable relief in a court of equity by injunction or otherwise, without the necessity of proving actual damages for any breach by the other party of this Section 21 or of any undertaking herein contained.

21.6 Survival. This Section 21 shall survive the Agreement for a period of two(2) years after expiration or termination of Agreement.

22. Public Announcements. Kentek and Buyer each agrees not to make any public announcements regarding this Agreement without the prior written consent of the other.

23. Notices. Any notice or other communication required or permitted to be given hereunder shall be given in writing and shall be deemed to have been duly given and delivered (i) on the date delivered if delivered by hand or overnight courier, (ii) the earlier of the date of actual receipt or seven (7) days after being sent by certified or registered mail (or registered airmail or the equivalent thereof when given to or from persons outside the United States), or
(iii) on the date sent by telegraph, cable or facsimile, in each case to addresses set forth below or such other address as a party may designate by notice to the other parties given in accordance with this Section:

a. Routine administrative notices, including, without limitation, invoices and shipping instructions,

         (i) if intended for Kentek, to:

                 Kentek Information Systems, Inc.
                 2945 Wilderness Place
                 Boulder, Colorado 80301
                 Attention: Sales Order Administrator
                 Fax No. (303) 440-9600

        (ii)     if intended for Buyer to:

                 Erika Linford
                 Mannesmann Tally Corporation
                 P.O. Box 97018
                 8301 South 180th Street
                 Kent, WA 98032
                 Fax No. (206) 251-5520

b. Notices other than routine administrative notices, including, without limitation, notices setting forth substantive legal claims or purporting to waive or assert substantive legal rights or remedies or ascribing liability to a party in connection therewith, shall be addressed to the respective parties in accordance with 23. (a), above, with copies to:

                 in the case of Kentek:

                 Kentek Information Systems, Inc.
                 2945 Wilderness Place
                 Boulder, Colorado 80301
                 Attention: President and CEO
                 Tel No. (303) 440-5500
                 Fax No. (303) 440-9600

                 Cooley Godward
                 2595 Canyon Boulevard
                 Boulder, Colorado 80302-6737
                 Attention: James C. T. Linfield
                 Tel No. (303) 546-4000
                 Fax No. (303) 546-4099

                 if intended for Buyer and/or the Affiliate:

                 Mannesmann Tally Corporation
                 8301 South 180th Street
                 P.O. Box 97018
                 Kent, WA 98032
                 Attention: Vice President, Materiel Finance & Administration Tel No. (206) 251-5500
                 Fax No. (206) 251-5520

24.      Termination and Expiration of Agreement.

24.1 Insolvency, Bankruptcy, Etc.. This Agreement shall, at the option of each party hereto, terminate, subject to the provisions of Section 24.3 (i) if any petition or proceeding, voluntary or involuntary, for any relief under any bankruptcy, insolvency, reorganization, dissolution, winding-up, receivership, liquidation or similar law or statute, now or hereinafter in effect, is filed or commenced by the other party, (ii) if any such petition or proceeding is filed or commenced against the other party and is not dismissed within 60 days,
(iii) if any trustee, custodian, receiver or similar officer is appointed for the other party or any substantial part of its property and is not discharged within 30 days, (iv) if the other party shall be dissolved or shall cease to conduct its business (unless it shall have prior thereto or simultaneously therewith disposed of all or substantially all its assets), (v) if the other party shall become insolvent (however defined or evidenced) or (vi) if the assets of the other party shall be seized or attached and such attachment shall not have been released in 30 days.

24.2 Breach of this Agreement, Etc. In the event of a substantial default or a breach of any material term, condition or obligation hereunder, unless the defaulting or breaching party shall fully remedy the default or breach within 30 days after written notice from the other party specifying such default or breach (or, if such default or breach cannot be fully remedied within 30 days, the defaulting or breaching party shall have commenced all actions required for such full remedy within such 30 day period and shall fully remedy the default or breach within such period of time as agreed to by the nondefaulting or non-breaching party), this Agreement shall, at the option of the non-defaulting or non-breaching party, exercised by notice to the other party, terminate. Except as otherwise provided herein, upon termination of this Agreement in the event of such substantial default or material breach, all rights and privileges granted under this Agreement to the defaulting or breaching party shall immediately terminate.

24.3 Rights of the Parties In the Event of Termination. Notwithstanding anything contained herein to the contrary, the following rights and obligations shall survive the expiration or termination of this Agreement for any reason whatsoever, regardless of the party at fault:

a. Kentek's rights and obligations under Sections 4.5, 4.6, 4.7, 6, 7, 12, 13, 16, 18, 21, 23, 24, 26, 27, 28, 30, 31, and 32; provided, in each case, that Kentek receives any payment provided for herein, upon Kentek's performance of its rights and obligations under such section;

b. Buyer's rights and obligations to pay for Products already delivered by Kentek and for Products ordered under outstanding Purchase Orders (subject to Section 4.4); and

C. Buyer's rights and obligations under Sections 4.3, 4.4, 4.5, 4.6, 4.7, 5, 6.2, 7, 9, 12, 13.3,15, 16, 18, 21, 23, 24, 26, 27, 28, 30, 31 and 32.

25. Point of Sale Reporting. Buyer shall provide to Kentek a monthly reporting of the sale of Printers, Accessories, and Consumables into each territory to assist Kentek in providing commissioned sales representatives compensation for efforts to assist Buyer.

26.      Nameplates and Trademarks.

26.1 Buyer's Trademarks. Buyer may affix to units of Products Buyer's supplied nameplates including the trademarks or logo of Buyer. Buyer shall indemnify and hold harmless Kentek against all claims, judgments, losses, damages, liabilities, costs and expenses (including reasonable legal fees) that Kentek may sustain or incur or be subjected to by reason of Kentek's or Buyer's affixation of such name plates, including, without limitation, any claim of infringement of the rights of any third person.

26.2 Kentek Proprietary Rights Legend and Trademarks. Kentek shall have the right to affix to units of Product (to the extent not rendered ineffective) inconspicuous nameplates or other designations, and take such other measures to label or identify Products that are in the opinion of Kentek necessary to protect any patent, copyright or trade secret right retained by Kentek or its suppliers, or to meet any requirement of law imposed on Kentek. In addition, Kentek shall have the right to and require Buyer to affix a label showing Kentek's and any licensor's names and trademarks to all diskettes containing any Software Products. Buyer shall not alter, remove or render illegible any such notices. Buyer shall not have or acquire any right, title or interest in the trademark "Kentek" or any other "K-" designated non-impact printer or Kentek product, or in any other trademark, service mark or trade name that is now hereafter owned by or licensed to Kentek, either used alone or in conjunction with other words or names, or in the goodwill thereof, and shall not use any such mark or name without the express written consent of Kentek. If Buyer should, in spite of this provision, acquire any such rights, title or interest by operation of law or otherwise, Buyer will, upon request by Kentek, reconvey the same to Kentek.

27. Compliance with Laws. Both parties shall comply, and do all things necessary to comply, with all applicable federal, state, and local laws, regulations and ordinances, including, but not limited to, the regulations of the United States Department of Commerce relating to the export of products or technical data, insofar as they relate to the activities to be performed under this Agreement. Buyer agrees to obtain the required government documents and approvals prior to export of any Products delivered to it or technical data disclosed to it or the direct product related thereto. Buyer shall hold Kentek harmless from any actions arising from its failure to comply with the provisions of this Section 27.

28. Document Precedence. In the event of a conflict between the documents incorporated herein, the terms of Sections 1 through 32 shall have precedence over those of the Schedules.

29. Authority. Each of the parties hereto represents to the other that it has due and proper authority to enter into, execute and perform all duties and obligations set forth and envisioned by this Agreement. Each party indemnifies and holds the other harmless for breach of the warranties and representations contained in this Section 29.

30. Limitation of Liability and Actions. In no event shall either party be liable to the other for any tort, consequential, incidental, punitive or special damages, except to the extent expressly provided in this Agreement, even if such party shall have been advised of the possibility of such potential loss or damage or if such loss or damages arise out of the termination of this Agreement. No action arising out of this Agreement, regardless of form, may be brought more than two years after the cause of action has arisen.

31. Severability. If any provision of this Agreement, or the application hereof to any person or circumstance, for any reason or to any extent, shall be found by any court of competent jurisdiction to be illegal, invalid or unenforceable, the remainder of this Agreement and the application of that provision to other persons or circumstances shall not be affected, but rather shall be enforced to the extent permitted by law so long as it still expresses the intent of the parties. If the intent of the parties cannot hereby be preserved, the parties agree to enter into a legal, valid and enforceable substitute agreement which will achieve the objectives of this Agreement as it is written, or renegotiate the affected portions of this Agreement to the same end.

32. Miscellaneous. This Agreement, including the Schedules listed on the table of contents and the Purchase Orders issued and accepted hereunder set forth the entire understanding of the parties with respect to the Products and the purchase and sale thereof and merges all prior written and oral communications. Except as set forth herein, this Agreement can be modified or amended only in a writing signed by a duly authorized representative of Kentek and Buyer. Section headings are provided for the convenience of reference only and shall not be construed otherwise.

                 No failure to exercise, or, delay in exercising, on the part of either party, any right, power or privilege hereunder shall operate as a waiver thereof, or will any single or partial exercise of any right, power or privilege hereunder preclude the further exercise of the same right or the exercise of any other right hereunder.

                 Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give to any person other than the parties hereto, and their respective permitted successors and permitted assigns, any rights or remedies under or by reason of this Agreement. This Agreement is not assignable in whole or in part by either party without the prior written consent of the other, except that either party may, without such consent, assign this Agreement and its rights and obligations hereunder to any successor to its business or to the ownership of all or substantially all of its stock or assets that assumes such parties' obligations hereunder. Each party hereto is and at all times shall be independent and nothing contained in this Agreement shall be construed as constituting either party, a partner, co-venturer, employee or agent of the other.

                 This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute but one Agreement.

                 This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado. Any action or proceeding brought to enforce obligations contained in this Agreement may be brought in any of the Federal or State courts in Colorado, and Buyer and Kentek consent and agree to submit to the jurisdiction of any of such courts.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the dates mentioned below.

KENTEK INFORMATION                         MANNESMANN TALLY CORPORATION
SYSTEMS, INC.


By                                         By
  -------------------------                   -------------------------

Title                                      Title
     ----------------------                     -----------------------

Date                                       Date
    -----------------------                    ------------------------

                                 SCHEDULE A-1
                               K30/K30D 300 dpi
                                PRINTER PRICES

                                                 OEM JAPAN  OEM BOULDER
                                                 ---------  -----------
K30, XS, 30ppm, 300 dpi with Controller
(68020 EIGS with co-processor)
4 MB Program RAM, Standard I/O
Two (2) 3 1/2" FDD, including Standard Operating
and Emulation Software                             $[   ]       [   ]
     XS with 8Mb MIGS Controller                   $[   ]     $ [   ]
     XS with 16Mb MIGS Controller                  $[   ]     $ [   ]

K30, XS, 30ppm, 300 dpi with Controller
(68020 EIGS with co-processor)
4 MB Program RAM, Standard I/0, One (1)
3 1/2" FDD, One (1) installed Hard Disk Drive,
and Standard Operating and Emulation Software      $[   ]     $ [   ]
     XS with 8Mb MIGS Controller                   $[   ]     $ [   ]
     XS with 16Mb MIGS Controller                  $[   ]     $ [   ]


K30D, XS, 30spm, Duplex, 300 dpi with
Controller (68020 EIGS with co-processor)
4 MB Program RAM, Standard I/0
Two (2) 3 1/2" FDD, including Standard Operating
and Emulation Software                             $[   ]     $ [   ]
     XS with 8Mb MIGS Controller                   $[   ]     $ [   ]
     XS with 16Mb MIGS Controller                  $[   ]     $ [   ]

K30D, XS, 30spm, Duplex, 300 dpi with Controller
(68020 EIGS with co-processor), 4 MB Program
RAM, Standard I/0, One (1) 3 1/2" FDD, One (1)
installed Hard Disk Drive, and Standard Operating
and Emulation Software                             $[   ]     $ [   ]
     XS with 8Mb MIGS Controller                   $[   ]     $ [   ]
     XS with 16Mb MIGS Controller                  $[   ]     $ [   ]

NOTES:

1.) Prices are based on a Y/$ rate of yen between [ ]-[ ]. Outside this range, Kentek will adjust accordingly.
2.) All prices are ExWorks Kentek's designated facility and apply to orders placed within normal lead time only; expedited orders will be subject to then current surcharges.
3.)       Prices do not include DRAM surcharges, if applicable.
4.)       All XS Printers must be ordered with a Supplies Starter Kit. See
          Schedule B.

                                 SCHEDULE A-2
                          K31/K31D and K40D 300 dpi
                                PRINTER PRICES

                                                         OEM JAPAN  OEM BOULDER
                                                         ---------  -----------

K31XS, XS, 30ppm, 300 dpi with Controller
(8Mb RIGS I+) Standard I/0, Standard Color
No Logo, 4x2OLCD op panel, One (1) 3 1/2" FDD,
One (1) installed Hard Disk Drive, Direct Attach FlexIO
Card, Standard Operating and Emulation Software             $ [   ]     $ [   ]

         XS with 16Mb RIGS II Controller                    $ [   ]     $ [   ]


K31DXS, XS, 30spm, Duplex, 300 dpi with Controller
(12Mb RIGS I+), Standard I/0, Standard Color,
No Logo, 4x20 LCD op panel, One (1) 3 1/2" FDD,
One (1) installed Hard Disk Drive, Direct Attach FlexIO
Card, Standard Operating and Emulation Software             $ [   ]     $ [   ]

         XS with 16Mb RIGS II Controller                    $ [   ]     $ [   ]





K40DXS, XS, 40spm, Duplex, 300 dpi with Controller
(12Mb RIGS I+) Direct Attach Flex I/0,
One installed Hard Disk Drive, One 3 1/2" FDD, 4x20
LCD op panel, Standard Color, No Logo, Standard
Operating and Emulation Software                            $ [   ]     $[    ]

         XS with 16Mb RIGS II Controller                    $[    ]     $[    ]




NOTES:
1.) Prices are subject to a Y/$ rate of yen between [ ]-[ ]. Outside this range, Kentek will adjust accordingly.
2.) All prices are ExWorks Kentek's designated facility and apply to orders placed within normal lead time only; expedited orders will be subject to then current surcharges.
3.)       Prices do not include DRAM surcharges, if applicable.
4.) All XS printer configurations must be ordered with a Supplies Starter Kit. See Schedule B.

                                 SCHEDULE A-3
                             K30 and K30D 300 dpi
                       AVAILABLE EX WORKS BOULDER ONLY
                     SPECIAL CONFIGURATION PRINTER PRICES


K30, 30ppm, 300 dpi with Dataproducts
Interface Configuration 4 MB Program RAM,
Standard I/0 (800/550), Two (2) 3 1/2" FDD

       with EIGS Controller                        $ [   ]
       with 8Mb MIGS Controller                    $ [   ]
       with 16Mb MIGS Controller                   $ [   ]


K30D, 30spm, Duplex, 300 dpi with Dataproducts
Interface Configuration, 4Mb Program RAM,
Standard I/0 (800/550), Two (2) 3 1/2" FDD

       with EIGS Controller                        $ [   ]
       with 8Mb MIGS Controller                    $[    ]
       with 16Mb MIGS Controller                   $[    ]



EV30, 30ppm, 300 dpi Simplex with Video
Signal Interface, Video PCL Controller,
Disk Drive Cover, Special Lower Rear Cover,
Standard I/0 (800/550), Standard Color, No
Logo, (does not include 68020 EIGS with co-
processor; Signal Interface PCL Controller and
2 3 1/2" FDDs)                                     $ [   ]




NOTES:
1.) Prices are subject to a Y/$ rate of yen between [ ]-[ ]. Outside this range, Kentek will adjust accordingly.
2.) All prices are ExWorks Kentek's designated U.S. warehouse and apply to orders placed within normal lead time only; expedited orders will be subject to then current surcharges.
3.)       Prices do not include DRAM surcharges, if applicable.

                                 SCHEDULE A-4
                              ACCESSORIES PRICE

PRODUCT                                                       OEM JAPAN         OEM BOULDER
DESCRIPTION                                                     PRICING           PRICING
-----------                                                     -------           -------

1200 Sheet Feeder Cassette
with Variable Paper Sizes thru 8 1/2 x 11*                      $     [    ]     $   [    ]

2500 Sheet Input Cassette with Variable
Paper Sizes thru 8 1/2 x 14*                                    $     [    ]     $   [    ]

1400 Sheet Facedown Print
Stacker w/Offset Jogging
Paper Sizes thru 81/2 x 14*                                     $     [    ]     $   [    ]

75 Envelope Feeder Cassette*                                    $     [    ]     $   [    ]

Upper Cassette
(550 sheet capacity)*                                           $      [   ]     $    [   ]

Lower Cassette
(250 sheet capacity)*                                           $      [   ]     $    [   ]

Rear Cover Board Housing
(without hardware)*                                             $      [   ]     $    [   ]

PostScript I Software                                           $      N/A       $   [    ]
PostScript II Software (RIGS only)                              $      N/A       $   [    ]

Hard Disk Drive Assembly                                        $      N/A       $   [    ]

Ethernet Attachment with Housing                                $      N/A       $   [    ]

NETPrint Ethernet Interface w/Novell Support (120v)             $      N/A       $   [    ]

K31K40D Net Attach Ethernet Card (TCP/IP)                       $      N/A       $   [    ]

K30 "B" Card (Ethernet Card) Cover                              $      N/A       $    [   ]

Printer Cabinet                                                 $      N/A       $   [    ]



NOTES:
1. All items marked with an asterik are subject to currency fluctuations. Pricing based on Y/$ rate of yen between [ ]-[ ]. Outside this range, Kentek will adjust accordingly.
2. Prices are Ex Works Kentek's designated facility and apply to orders placed within normal lead time only; expedited orders are subject to then current surcharges.

                                 SCHEDULE B-1
                                 K30/K31/K40D
                            XL CONSUMABLES PRICES
                             (PALLET QUANTITIES)


                                                    PALLET
ITEM DESCRIPTION                          PRICE   QUANTITIES   YIELD
----------------                          -----   ----------   -----

Toner Cartridges (2 pack)                $ [   ]       72      34,000

Toner Cartridges (8 pack)                $[    ]       21     136,000

Photoconductor Unit                      $[    ]       54     100,000

Photoconductor Unit                      $[    ]       54     200,000

Fuser Unit                               $[    ]       52     200,000

Cleaning Unit                            $[    ]       40     400,000

K30 Developer Unit                       $[    ]       30     600,000

K31 Developer Unit                       $[    ]       30     600,000

K40D Developer Unit                      $[    ]       30     600,000

Supplies Starter Kit                   $[      ]      N/A


NOTES:

1.)  All prices are on a per order, single delivery basis.

2.)  All prices are pallet quantity; ExWorks Kentek's production facility.

3.) Some newly manufactured supplies may contain selected recycled parts equivalent to new in performance.

4.) Supplies Starter Kit includes one each fuser, developer, cleaner, photoconductor, and 2-pack toner.

                                 SCHEDULE B-2
                                 K30/K31/K40D
                            XL CONSUMABLES PRICES
                        (LESS THAN PALLET QUANTITIES)

ITEM DESCRIPTION                 PRICE         YIELD
----------------                 -----         -----
Toner Cartridges (2 pack)       $ [   ]        34,000

Toner Cartridges (8 pack)       $[    ]       136,000

Photoconductor Unit             $[    ]       100,000

Photoconductor Unit             $[    ]       200,000

Fuser Unit                      $[    ]       200,000

Cleaning Unit                   $[    ]       400,000

K30 Developer Unit              $[    ]       600,000

K31 Developer Unit              $[    ]       600,000

K40D Developer Unit             $[    ]       600,000

NOTES:

1.)  All prices are on a per order, single delivery basis.

2.)  All prices are ExWorks Kentek's production facility.

3.) Some newly manufactured supplies may contain selected recycled parts equivalent to new in performance.

                                 SCHEDULE B-3
            CONSUMABLES ORDERING TERMS AND CONDITIONS



                     STANDARD                   EXPEDITE/EMERGENCY
                      STOCK                            TERMS
                     --------                   ------------------

PRICING              Schedule B-1               Schedule B-2

LEAD TIME            30 Days ARO                24 Hours ARO
                     U.S. warehouse             U.S.warehouse(1)


DELIVERY TERMS       ExWorks Kentek             ExWorks Kentek
                     production facility        production facility

SPECIAL
CONDITIONS           None                       Reasonable
                                                quantities
                                                per item plus
                                                $50 per order
                                                material
                                                handling charge


NOTES:

1.) Kentek will use its best efforts to ship consumables requested in a purchase order by the customer identified as an "Emergency Order" within twenty-four (24) hours during normal business hours Monday - Friday, 8:00 a.m. - 4:30 p.m., after receipt of order (ARO).

                                 SCHEDULE C-1

                   SPARE PART ORDERING TERMS AND CONDITIONS



                           STANDARD                EMERGENCY
                            STOCK                    TERMS
                           --------                ---------

DISCOUNTS                  [ ]%                    [ ]%
(off list price
in Schedule C)


LEAD TIME                  30 Days ARO             24 Hours ARO(1)


ExWORKS                    U. S. warehouse         U.S. warehouse


SPECIAL CONDITIONS         None                    Reasonable
                                                   quantities
                                                   per part plus
                                                   $50 per order
                                                   material
                                                   handling charge

NOTES:

1.) Kentek will use its best efforts to ship spare parts requested in a purchase order by the customer identified as an "Emergency Order" within twenty-four (24) hours during normal business hours, Monday - Friday, 8:00 a.m.-4:30 p.m., after receipt of order (ARO).

2.) Prices are subject to yen between [ ]-[ ]. Outside this range, Kentek will adjust accordingly.

3.) Prices are ExWorks Kentek's designated U.S. warehouse and apply to orders placed within normal lead times only; expedited orders will be subject to then current surcharges.

                                  SCHEDULE D

                            PRODUCT SPECIFICATIONS

KENTEK



                                                          PRODUCT SPECIFICATION

                                                                   K40D PRINTER

                                                                    VERSION 2.5


[PHOTOGRAPH]


                                                                  JULY 17, 1996

K40D Product Specification                                           Version 2.5
--------------------------------------------------------------------------------

DOCUMENT REVISION HISTORY

        Preliminary .1     February 3, 1992

        Preliminary .2     February 11, 1992
                           Section 3.3      Revised controller performance

        Preliminary .3     March 16, 1992
                           Section 1.0      Add summary
                           Section 2.3      Possibly use DC brushless motor
                           Section 4.2      Context save on emulation switch under debate
                           Section 5.0      Add consumable life section

        Preliminary .4     March 26, 1992
                           Section 2.1.2.1  Change  communications  to host on button  press to  independent of connection

        Preliminary .5     April 15, 1992
                           Section 2.2      Add supply serialization definition
                           Section 3.6.2    Change I/O card physical definition

        Preliminary .6     September 30, 1992
                           Section 2.1      Change operator panel definition

        Preliminary .7     November 9, 1992
                           Change name to K40D, speed 40 ppm

        Preliminary .8     January 23, 1993
                           Add virtual printers, change op panel definition

        Version 1.0        May 6, 1993
                           Complete spec.

        Version 1.1        June 1, 1993

        Version 1.2        September 7, 1993
                           Section A.2      Add IIC, VPCL, FDC connector pinout
                           All sections     Fix K30 typos

                           Sections C.1/C.2 Change max memory to 104 MB

        Version 1.3        March 8, 1994
                           Section 8        Update agency certifications
                           Section B.2.7    Correct op panel connector pinouts

        Version 2.0        August, 1994
                           All              Significant rearrangement and updating of entire document
                           All              Changes to reflect duplex and hard disk as standard features
                           Section 8.1      Non-serialized developer and PC not supported on K40D
                           Section 4.6      Added PCL and PostScript information
                           Section 4.3      Add controller memory table
                           Section 14       Updated safety/regulatory testing
                           Section 13       Added additional environmental testing requirements






--------------------------------------------------------------------------------
Kentek Information Systems          Confidential                          Page i

K40D Product Specification                                           Version 2.5
--------------------------------------------------------------------------------

        Version 2.1        Sept. 12, 1994
                           Section 1.4       Added part numbers for XS and video
                                             interface configurations
                           All               Changed FlexCom to FlexIO, PC-Attach
                                             to Direct-Attach
                           Section 12.1,     Corrected Safety/EMI marks
                               14.1, 14.2.1
                           Section 0         Changed to indicate non-serialized
                                             supplies not supported
                           Section 6.1       Updated Operator Panel colors
                           Section 8.2.1     Changes for toner density control from
                                             the op panel
                           Section 12.1      Replaced CE with TUV-GS under Safety
                                             Mark column and deleted CRC under EMI
                                             Mark column
                           Section 14.1      Replaced CE with TUV-GS Safety Mark
                           Section 14.2.1    Changed CISPR to Class B

        Version 2.2        January, 1995
                           Section 14.2.1    Changed CISPR back to Class A
                           Section 4.3       Changed  max. memory to 72 MB instead
                                             of 104 MB and corrected memory table
                           Section           Eliminated LN03 emulation as a standard
                                             feature
                           Section 5         Changed  name of the K40D  VPCL to
                                             AVPCL to differentiate from the K30 VPCL
                           All               The term `Consumables' replaced with
                                             `Supplies; XL supplies
                           Section 3.3.2     Deleted the jogging spec for the standard
                                             output unit
                           Section 4.5.6     Clarified support for dual Direct-Attach
                                             cards
                           Section 2.6       Changed to keep jam locator label under
                                             top cover
                           Section           Added font list for HP 4 Si level PCL5

        Version 2.3        February 14, 1995
                           Section 8.1       Expanded discussion of serializer
                                             operation and how RIGS handles supply
                                             life counters
                           Section 8.2       Expanded the supply yield section to
                                             include cycle count specifications and
                                             discussion on other wear factors effecting
                                             supply yields.
                           Section 15.3      Added  drawing of K40D carton and added
                                             dimensions for Starter Kit
                           Section 10.2.8.1  Removed  a line frequency tolerance
                                             spec that was not applicable to K40
                           Section 4.3       Updated  memory  section  to limit
                                             maximum memory to 64MB and added
                                             approved SIMM vendor list
                           Section 2.3       Updated software release plans

        Version 2.4        Nov. 15, 1995
                           Section 15        Updated shipping and net weights
                           Section 3.1       Updated media weights
                           Section 3.5.5     Corrected MTBF formula (was based on
                                             30ppm)
                           Section 4.4       Added new 270 MB Quantum hard drive
                           Section           Eliminated "Glossary of Acronyms and
                                             Jargon"
                           Section           Removed Software specifications -
                                             refer to RIGS Software Specification
                           Section 7.2       Eliminated references to the High
                                             Capacity Envelope Feeder Added RIGS-I+
                                             enhancement, replacing original RIGS-1
                                             configurations

        Version 2.5        July 17, 1996
                           Section 8.3       Changed consumable shelf lifes
                           Section 15.4      Updated installation space requirements
                           Section 1.4       Added K40D-unique photoconductor part
                                             number






--------------------------------------------------------------------------------
Kentek Information Systems             Confidential                      Page ii

K40D Product Specification                                           Version 2.5

                               TABLE OF CONTENTS


1. INTRODUCTION...................................................................................................1
   1.1 K40D Enhancement Summary...................................................................................1
   1.2 Phased Released Plan.......................................................................................1
   1.3 Related Documents..........................................................................................2
   1.4 Part Numbers...............................................................................................2

2. PRINTER DESCRIPTION............................................................................................4
   2.1 Overview...................................................................................................4
   2.2 Basic Printer Specifications...............................................................................5
   2.3 Phased Release Functionality...............................................................................6
     2.3.1 Initial Release........................................................................................6
     2.3.2 Phased Enhancements....................................................................................6
     2.3.3 Future Releases........................................................................................7
   2.4 Options and Upgrades.......................................................................................7
   2.5 Printer Accessories........................................................................................7
     2.5.1 Paper Handling.........................................................................................7
     2.5.2 Printer Cabinet........................................................................................8
   2.6 Printer Access.............................................................................................8

3. K40D PRINT ENGINE SPECIFICATIONS..............................................................................11
   3.1 Media Size and Weight.....................................................................................11
     3.1.1 Standard Input Size and Size Sensing..................................................................11
     3.1.2 Media Weight and Grain Direction......................................................................11
     3.1.3 Transparencies........................................................................................12
     3.1.4 Labels................................................................................................12
   3.2 Standard Inputs...........................................................................................13
   3.3 Standard Output Unit......................................................................................13
     3.3.1 Description...........................................................................................13
     3.3.2 Job Offset Performance................................................................................13
   3.4 Engine Throughput.........................................................................................13
   3.5 Reliability...............................................................................................14
     3.5.1 Rated Duty Cycle......................................................................................14
     3.5.2 Power On Hours........................................................................................14
     3.5.3 Paper Path Reliability................................................................................14
     3.5.4 Miscellaneous Media Damage............................................................................14
     3.5.5 Mean Time Between Failures............................................................................15
     3.5.6 Mean Time to Repair...................................................................................15

4. KENTEK RIGS CONTROLLER SPECIFICATIONS.........................................................................16
   4.1 Controller Models.........................................................................................16
   4.2 Performance...............................................................................................16
   4.3 Memory....................................................................................................17
   4.4 Internal Disk Storage.....................................................................................18
   4.5 FlexIO I/O................................................................................................18
     4.5.1 Host Interfaces.......................................................................................18
     4.5.2 Physical Dimensions...................................................................................19
     4.5.3 Electrical Interface..................................................................................19
     4.5.4 Multiple Attachments..................................................................................19
     4.5.5 Net-Attach Card.......................................................................................20
     4.5.6 Direct-Attach Card....................................................................................20
   4.6 Data Streams and PDLs.....................................................................................23



--------------------------------------------------------------------------------
Kentek Information Systems                 Confidential                 Page iii

K40D Product Specification                                           Version 2.5
--------------------------------------------------------------------------------


5. THIRD-PARTY RIP CONTROLLER INTERFACE..........................................................................24
   5.1 Overview..................................................................................................24
   5.2 Physical Dimensions.......................................................................................24
   5.3 Connectors................................................................................................25
     5.3.1 AVPCL Connector.......................................................................................26
     5.3.2 FlexIO I/O Connectors.................................................................................26
     5.3.3 SCSI Connector........................................................................................27
     5.3.4 Floppy Disk Connector.................................................................................27
     5.3.5 Power Connector.......................................................................................27
   5.4 Power Supply..............................................................................................28
   5.5 Controller Cooling........................................................................................28

6. K40D STANDARD OPERATOR PANEL..................................................................................29
   6.1 Description...............................................................................................29
   6.2 Function Keys.............................................................................................30
   6.3 Message Indicators........................................................................................31
   6.4 LCD Display...............................................................................................32
   6.5 Alarm.....................................................................................................32
   6.6 Mechanical Data...........................................................................................32
   6.7 Electrical Connection.....................................................................................32
   6.8 Menu Definition...........................................................................................33
     6.8.1 Ready State...........................................................................................33
     6.8.2 Menu State............................................................................................33
     6.8.3 Configuration Mode....................................................................................34
     6.8.4 Service Diagnostics Mode..............................................................................34

7. OPTIONAL ACCESSORIES..........................................................................................35
   7.1 2500 Sheet Feeder.........................................................................................35
     7.1.1 Capacity..............................................................................................35
     7.1.2 Paper Feed Reliability................................................................................35
     7.1.3 Voltages..............................................................................................35
     7.1.4 Documentation.........................................................................................35
   7.2 Envelope Feeders..........................................................................................35
     7.2.1 75 Envelope Cassette..................................................................................35
     7.2.2 Envelope Specifications...............................................................................36
     7.2.3 Print Quality and Paper Feed Reliability..............................................................36
   7.3 1400 Sheet Stacker........................................................................................37
     7.3.1 Capacity..............................................................................................38
     7.3.2 Reliability...........................................................................................39
     7.3.3 Voltages..............................................................................................39
     7.3.4 Documentation.........................................................................................39

8. SUPPLIES......................................................................................................40
   8.1 Serialization.............................................................................................40
   8.2 Supply Yields.............................................................................................41
     8.2.1 Toner Yields..........................................................................................41
     8.2.2 Photoconductor and Developer Yields...................................................................41
   8.3 Storage and Shelf Life....................................................................................42
   8.4 Toner Cartridge Compatibility.............................................................................42

9. DOCUMENTATION.................................................................................................43
   9.1 User Manuals..............................................................................................43
   9.2 Service Manuals...........................................................................................43

10. PRINT QUALITY................................................................................................44
   10.1 Introduction.............................................................................................44





--------------------------------------------------------------------------------
Kentek Information Systems            Confidential                       Page iv

K40D Product Specification                                           Version 2.5
--------------------------------------------------------------------------------


     10.1.1 Scope................................................................................................44
     10.1.2 Definitions..........................................................................................44
     10.1.3 General requirements and Restrictions................................................................44
   10.2 Print Quality Requirements...............................................................................44
     10.2.1 Optical Density......................................................................................44
     10.2.2 Background...........................................................................................45
     10.2.3 Registration.........................................................................................45
     10.2.4 Skew.................................................................................................45
     10.2.5 Stroke Width.........................................................................................45
     10.2.6 Resolution...........................................................................................45
     10.2.7 Line Straightness....................................................................................46
     10.2.8 Magnification........................................................................................46
     10.2.9 Fuse Grade...........................................................................................46
     10.2.10 Image Uniformity....................................................................................46
     10.2.11 Spots and Voids.....................................................................................47
     10.2.12 Cleaning Residual...................................................................................47
     10.2.13 Corona Streaks......................................................................................47
     10.2.14 Bead or Toner Carry-out.............................................................................48
     10.2.15 Spew................................................................................................48
     10.2.16 Keystoning..........................................................................................48
     10.2.17 Permissible Print Quality Defects...................................................................48

11. SERVICEABILITY...............................................................................................49
   11.1 Adjustments..............................................................................................49
   11.2 Cleaning and Maintenance.................................................................................49
     11.2.1 Cleaning.............................................................................................49
     11.2.2 Periodic Lubrication.................................................................................49
     11.2.3 Special Tools........................................................................................49
     11.2.4 Preventative Maintenance.............................................................................49
   11.3 Diagnostics..............................................................................................50
     11.3.1 Power on Diagnostics.................................................................................50

12. LINE POWER REQUIREMENTS......................................................................................51
   12.1 Voltage and Frequency....................................................................................51
   12.2 Power Consumption........................................................................................51
   12.3 Timing...................................................................................................52
     12.3.1 Power Off Cycle Time.................................................................................52
     12.3.2 Cold Start Warm Up Time..............................................................................52
     12.3.3 Time to First Print..................................................................................52

13. ENVIRONMENTAL SPECIFICATIONS.................................................................................53
   13.1 Operating Environment....................................................................................53
     13.1.1 Temperature and Humidity.............................................................................53
     13.1.2 Acoustics............................................................................................53
     13.1.3 Emissions............................................................................................55
   13.2 Shipment and Storage Environment.........................................................................55
     13.2.1 Temperature and Humidity.............................................................................55
     13.2.2 Mechanical Shock and Vibration.......................................................................55
     13.2.3 Paper Storage........................................................................................55

14. SAFETY AND AGENCY APPROVALS..................................................................................56
   14.1 Safety...................................................................................................56
   14.2 Electromagnetic Compatibility............................................................................56
     14.2.1 Emissions............................................................................................56
     14.2.2 Immunity.............................................................................................56





--------------------------------------------------------------------------------
Kentek Information Systems           Confidential                         Page v

K40D Product Specification                                           Version 2.5
--------------------------------------------------------------------------------

15. PHYSICAL SPECIFICATIONS......................................................................................57
   15.1 Dimensions...............................................................................................57
   15.2 Weight...................................................................................................58
   15.3 Shipping Dimensions......................................................................................58
   15.4 Installation Space Requirements..........................................................................59
   15.5 Labels...................................................................................................59
     15.5.1 Operator Labels......................................................................................59
     15.5.2 Other Labels.........................................................................................60
     15.5.3 Serial Number........................................................................................61
     15.5.4 Configuration Number.................................................................................61
   15.6 Cosmetics................................................................................................61
     15.6.1 Logo Types and Colors................................................................................61
     15.6.2 Covers...............................................................................................61






--------------------------------------------------------------------------------
Kentek Information Systems           Confidential                        Page vi

K40D Product Specification                                           Version 2.5
--------------------------------------------------------------------------------


1.  Introduction

The K40D series printer is an improved version of Kentek's successful K30 printer. It offers improvements in controller cost and performance, ease of use, and serviceability.

All specifications are subject to change without warning.

NOTE - UNRESOLVED QUESTIONS OR COMMENTS ARE INDICATED IN BOLD/ITALIC FONT


1.1 K40D ENHANCEMENT SUMMARY

The K40D represents significant enhancements over the K30 product line. These include:

    -  40 page per minute process speed
    -  New operator panel with multi-line textual LCD display
    -  Supply serialization support
    -  Increased supply life
    -  AVPCL replaces PCL card for engine control
       -     Provides consistent video interface across product line
       - Capable of data rates for 240, 300, 400, 480, and 600 dpi (not all supported)
    -  Two line voltage configurations
         -     Use of DC drive motor eliminates line frequency dependence
         -     Uniform safety certification
    -  New controller family (RIGS)
         -     Higher performance, common RISC processor family
    -  FlexIO cards for flexible host attachment
         -     New rear cover for I/O card access
    -  Virtual printing technology
    -  Bi-directional communication for printer management
    -  Hard disk included standard
    -  Duplex operation standard
    -  Better cooling through new fans and ducts
    -  Ozone and toner filter improves local environment
    -  Better EMI via new controller enclosure


1.2 PHASED RELEASED PLAN

The K40D will be released in phases, with additional functionality added at each release. This approach will help ensure a successful product introduction in the desired time frame with minimal risks. A base level of functionality will be defined for the initial release, with enhancements defined for each subsequent release.

A key requirement for this phased approach is that enhancements be downward compatible with previous releases and accomplished through software-only upgrades without the need for hardware modifications or significant Customer Engineer intervention.





--------------------------------------------------------------------------------
Kentek Information Systems            Confidential                        Page 1

K40D Product Specification                                           Version 2.5
--------------------------------------------------------------------------------

1.3 RELATED DOCUMENTS

The following documents are listed for reference and provide additional detailed information on the K40D printer, components and development.


     Document Name                                                     Revision         Document Number
     -------------                                                     --------         ---------------
     K40D DVT Plan                                                     3.16.94
     K40D Video Input Interface Specification
     Modular I/O Specification
     Product Specification - RIGS Software


1.4 PART NUMBERS

The following is a summary of the generic part numbers for most K40D-related high-level assemblies:


PRINTER PART NUMBERS
         K40D, XS, RIGS-1+, Direct-Attach, 120V           81910005 (Introduced 11/95)
         K40D, XS, RIGS-1+, Direct-Attach, 230V           81910006 (Introduced 11/95)
         K40D, XS, RIGS-2, Direct-Attach, 120V            82010001
         K40D, XS, RIGS-2, Direct-Attach, 230V            82010002
         K40D, Video Interface, 240 DPI, 120V             81310001
         K40D, Video Interface, 240 DPI, 230V             81410003
         K40D, Video Interface, 300 DPI, 120V             81510003
         K40D, Video Interface, 300 DPI, 230V             TBD
         K40D, XS, RIGS-1, Direct-Attach, 120V            81910001 (Discontinued 11/95)
         K40D, XS, RIGS-1, Direct-Attach, 230V            81910002 (Discontinued 11/95)
         K40D, RIGS-1, Direct-Attach, 120V                81210001 (Replaced by XS model)
         K40D, RIGS-1, Direct-Attach, 230V                81210002 (Replaced by XS model)
         K40D, RIGS-2, Direct-Attach, 120V                82210001 (Replaced by XS model)
         K40D, RIGS-2, Direct-Attach, 230V                82210002 (Replaced by XS model)

SUPPLY PART NUMBERS
         XL Toner (2 pack)                                61030056*
         XL Toner (8 pack)                                61030057*
         K40D XL Developer                                81020132
         K40D XL Photoconductor                           10000022
         XL Cleaning Unit                                 61030055*
         XL Fuser (100-127V)                              81020133*
         XL Fuser (200-240V)                              81020134*
         XL Envelope Fuser (100-127V)                     TBD
         XL Envelope Fuser (200-240V)                     TBD
         K40D XL Supply Starter Kit (100-127V)            81230001
         K40D XL Supply Starter Kit (200-240V)            81230004

OPTION PART NUMBERS
         Direct-Attach Interface                          81130001
         Net-Attach Ethernet Interface (TCP/IP)           64030001
         PostScript Level-2                               11000091
         4 MB Memory Expansion Kit (2MB SIMM's)           40000007
         8 MB Memory Expansion Kit (4MB SIMM's)           40000008
         16 MB Memory Expansion Kit (8MB SIMM's)          TBD





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K40D Product Specification                                           Version 2.5
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

ACCESSORIES PART NUMBERS
         2500 Sheet Feeder                                54234001*
         K40D/K30 1400 Sheet Stacker                      53234001
         Printer Stand                                    51020922*
         Primary Cassette (550)                           51030022*
         Secondary Cassette (250)                         51030023*

DOCUMENTATION
         K40D Printer User's Guide                        81250001 (Phase 0 software)
                                                          90000028 (Phase 2 software)
         K40D Printer Reference Guide                     81250004 (Phase 0 software)
                                                          90000027 (Phase 2 software)
         K40D Quick Reference card                        81250003
         K40D Field Service Guide                         81250002

SUPPORT ITEMS
         K40D FRU List                                    90000008
         K40D Tune-up Kit                                 81230003



* - Compatible with the K30 and K31 printers




















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2.  Printer Description



2.1 OVERVIEW

K40D is a 40 page per minute electrophotographic non-impact printer designed for high-volume single-user printing and departmental and network printing. K40D supports these uses with high quality printing on a wide range of paper sizes in both simplex and duplex mode. The K40D will be offered with duplex operation as a standard feature.

The K40D shares the time-proven K30 LED engine design that provides significant advantages:

    Ease of Operation and Maintenance - All Kentek printers are designed with a straight through paper path for jam resistance and easy access to clear an occasional jam. In addition, the frames and covers have been designed for easy access for supply replacement and maintenance.

    LED Printhead - The light emitting diode printhead results in a clear, sharp, high resolution image that is uniform across the page.

    Wide Variety of Paper Sizes - K40D prints on overhead projection foils and card stock (including pre-punched dividers) as well as a wide range of paper weights.

    Duplex Capability - The K40D prints duplex pages (two sides) at 40 images per minute or 20 pages per minute. Output is delivered face down in sequential order in either "tumble" or left margin bind format without using complex paper rotation hardware. The result is a duplex paper path that is resistant to jams and is easy to clear.

The K40D printer is available in two configurations, depending on customer needs:

    Print Engine - all electromechanical and electrophotographic subassemblies, power supplies, frame, engine controller with video interface (AVPCL), and covers; configured and packaged for integration with an OEM customer's control unit and control panel. Kentek's control panel is available in this configuration if desired. Also included are a developer unit, fuser, photoconductor, cleaner unit, developer mix, and one toner cartridge. The main body of this document describes the print engine. The control panel is described in detail later in this specification.

     Standard Printer - the Print Engine integrated with a Kentek controller, engine controller (AVPCL) and control panel (also called an Attached Printer). This product is provided ready to ship to the end user. Customer documentation is provided by Kentek unless requested otherwise. Two different performance controllers are available; controllers are elsewhere in this document.
















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2.2 BASIC PRINTER SPECIFICATIONS

The following specifications apply to the basic K40D print engine. Specific printer functionality of each planned release is detailed in the next section.

BASIC PRINTER SPECIFICATION SUMMARY

                  FEATURE                            DESCRIPTION
                  -------                            -----------
                  Model                              K40D, Duplex

                  Resolution                         300 dpi

                  Speed                              40 ppm

                  Life                               9.0 Million

                  Duty Cycle
                      average                        150K/month
                      high usage                     300K/month

                  Duplex                             Standard

                  Paper Size                         Narrow Format:
                                                         Letter, Legal, A4, A5, B5 and others
                  Paper Weight                       16-24 lb. simplex
                                                     19-24 lb. duplex

                  Card Stock                         25-36 lb.

                  Standard Inputs
                    Upper Cassette                   250 sheets
                    Lower Cassette                   550 sheets

                  Standard Output                    550 sheets
                      Jogging                        No (Provided by 1400 Sheet Stacker)

                  Voltage configurations             Two: 100-127V, 200-240V; 50/60 Hz.
















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2.3 PHASED RELEASE FUNCTIONALITY


2.3.1 INITIAL RELEASE

The following is a summary of required printer configurations and functionality for initial release of the K40D. The functionality of the K40D at initial release is essentially at K30 level with several notable enhancements.
This release, known as Phase-0, is scheduled for Q4/94 beta, Q1/95 production.


         FEATURE                    DESCRIPTION
         -------                    -----------
         Resolution                 300 dpi

         Operator panel             Standard 4x20 LCD display

         Controller                 RIGS-I, RIGS-I+, and RIGS-II

         RAM                        12 MB standard, 64 MB maximum

         Mass Storage               2 MB floppy drive, 170 MB hard drive (size subject to change)

         PDL Software               PCL5 (HP III Si) - emulation, fonts
                                    PostScript, Level 1

         FlexIO Interfaces          Direct-Attach:  RS-232 serial,  Centronics/IEEE  1284  bi-directional  parallel
                                    (nibble-mode compatible)

                                    Net-Attach:  Single physical  connection;  TCP/IP,  FTP, TFTP,  TCPF,  LPR/LPD,
                                    Kentek K-client

                                    Single interface active at one time

2.3.2 PHASED ENHANCEMENTS

After the initial K30-compatible release, several major software enhancement releases are planned. The first major enhancement release, known as Phase I, includes the following enhancements and is scheduled for early Q2/95:


                  FEATURE                            DESCRIPTION
                  -------                            -----------
                  PDL Software                       PCL 5e (HP 4 Si) (Without reverse-path PJL)
                                                     PostScript, Level II (evaluation release)
                  FlexIO Interfaces                  Single active port, multiple data streams (via PJL)


Phase II includes the following enhancements and is scheduled for late Q2/95. Refer to the Phase II Software Product Requirements Specification for more details.


                  FEATURE                            DESCRIPTION
                  -------                            -----------
                  PDL Software                       PCL 5e (HP 4 Si) with reverse path PJL
                                                     PostScript, Level II











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2.3.3 FUTURE RELEASES

The following functionality is currently unscheduled:


                  FEATURE                            DESCRIPTION
                  -------                            -----------
                  Resolution                         600 dpi

                  Virtual Printing                   Multiple active ports, Multiple virtual printers on a network

                  FlexIO Interfaces                  Ethernet - LAN Manager, Novell, Ethertalk
                                                     SCSI
                                                     Twinax/Coax
                                                     IBM Token Ring

                  Fonts                              TrueType (w/rasterizer)


2.4 OPTIONS AND UPGRADES

A number of factory-options and field-upgrades for the printer itself will be available. Additional options will be considered at a customer's request.

     Controller Options:

        Standard - Uses Kentek's RIGS-I+ controller (IDT 3081 RISC) for full page printer functions (upgraded from RIGS-I in Q4/95)

         Enhanced - Uses Kentek's high performance RIGS-II (IDT 3081) controller for exceptional full speed printing using the latest page description languages such as PostScript.

     Data Streams and PDL's:

         PhoenixPage PostScript (I and II) optional

     Communications Attachments:

         A multitude of host attachments are available with either Kentek controller as described later. Attachments are modular and may be added by the end user.

     Memory:

          Up to 64 MB of RAM may be added to a RIGS controller for exceptionally complex graphics, multiple virtual printer support, or downloaded fonts, forms or logo's.


2.5 PRINTER ACCESSORIES

Printer accessories are add-ons external to the printer itself. Accessories are packaged and sold separately. Refer to the Optional Accessories section for more detailed information.

2.5.1 PAPER HANDLING

The following paper handling accessories are tested and supported for the K40D:

        -  2500 Sheet Feeder

        -  1400 Sheet Stacker

        -  75 Envelope Feeder

Due to the higher paper speed, the 1400 Sheet Stacker will need to be modified to work on the K40D. Older K30 Stackers are not compatible with K40D.

The 1200 Sheet Feeder is not planned to be tested and supported on K40D.




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2.5.2 PRINTER CABINET

The standard Kentek printer cabinet supports the K40D printer as well as the K30. The use of the 2500 Sheet Feeder requires the use of the updated cabinet with lower sliding shelf.

2.6 PRINTER ACCESS

This section is a short overview of accessing the paper path and replacing user-serviceable parts. For more detailed information on printer installation and service, please see the appropriate manuals listed in the Customer Documentation section. Refer to Figure 2-1: K40D Overview, for location of covers and latches.

Paper cassettes are released by pushing down on the upper or lower release levers. To install a cassette, push it into the appropriate port (cover hinge away from printer) until it latches.

The paper path is completely accessible by opening the top cover. To open the cover, squeeze the top cover release latch and lift upward until fully open. The cover will remain open by means of a gas spring.




                                   [GRAPHIC]






                           FIGURE 2-1: K40D OVERVIEW

Kentek printers have a unique jam recovery feature in which each page's bit map is saved until the page is in the output hopper, permitting automatic reprinting of the page in the event of a jam. If a jam occurs, the operator panel indicates the location of the jam. The jam code location indicator label will continue to provided under the top cover for reference.

To open the upper paper guide, pull up on the blue release lever and open the guide to the left. The lower paper guide is underneath and swings upward to the left. To release fuser pressure, move the blue release knob to the left. These are the only three operations required to clear paper jams.





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                                   [GRAPHIC]






                       FIGURE 2-2: K40D TOP COVER ACCESS

The photoconductor unit and fuser are accessible under the top cover- see Figure 2-2: K40D Top Cover Access. To remove the fuser, loosen the two fuser thumbscrews by twisting counterclockwise, then grasp the fuser handle and lift straight up. The installation procedure is the reverse of the removal procedure. To remove the PC unit, open the upper paper guide, lift the PC handle to the vertical position, and pull the PC unit straight upward until clear of the printer. To replace the PC unit, unpack it and remove all packing material, hold the unit with the arrow on the handle pointing to the rear of the printer, and lower into the printer making sure it is seated in the guide rails. A click will be heard when the unit is seated. The PC should be shielded from ambient light when removed from the printer.

The transfer corona is replaced by grasping the old charger in the upper paper guide and pulling it straight out.
The new corona is inserted in the charger slot and pushed in until seated.

The disk drives, toner, developer, and cleaner unit are accessible behind the front cover as shown in Figure 2-3: K40D Front Cover Access.





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                                   [GRAPHIC]






                      FIGURE 2-3: K40D FRONT COVER ACCESS

To replace the toner cartridge, twist the old cartridge counterclockwise until the handle is level and pull out the cartridge. Remove the new cartridge from its packaging, holding it so that the seal is on top. Shake the cartridge, then rock from side to side to level the contents. Insert the cartridge into the developer and, holding the cartridge in place, remove the toner seal. Twist the cartridge clockwise until fully tightened.

To remove the developer, cleaner, or main charger units, first remove the PC unit. To remove the developer, loosen the developer thumbscrew by rotating counterclockwise until free. Grasp the developer handle and pull the developer outward until free. The developer unit is somewhat heavy; please use both hands. To remove the cleaner unit, loosen its thumbscrew, then grasp the cleaner unit handle and pull straight out. The main charger resides in the cleaner unit and is removed by moving the charger handle slightly to the right and pulling straight out. To install any of these three units, reverse the removal procedure.

All of the printer Supplies are customer replaceable using the procedures above. Some additional printer cleaning may be performed periodically by the customer. No additional maintenance is required unless a tune up is required after a million prints or longer.














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3. K40D Print Engine Specifications

3.1 MEDIA SIZE AND WEIGHT

3.1.1 STANDARD INPUT SIZE AND SIZE SENSING

K40D input cassettes sense paper size and send the information to the controller. The printer will print and sense the following paper sizes:

TABLE 3-1 MEDIA SENSING


           -------------------------------------------- ------------- ------------ ------------
                                                         PAPER SIZE    CASSETTE
           CUT SHEET PAPER                                SENSING        INPUT        MODE
           -------------------------------------------- ------------- ------------ ------------
           Letter - 216mm x 279mm (8.5"x11")                Yes           U/L          S/D
           -------------------------------------------- ------------- ------------ ------------
           Legal - 216 x 356 (8.5" x 14")                   Yes           U/L          S/D
           -------------------------------------------- ------------- ------------ ------------
           Executive1 - 184 x 267 (7.25" x 10.5")           Yes           U/L           S
           -------------------------------------------- ------------- ------------ ------------
           Executive2 - 191 x 267 (7.5" x 10.5")             No           U/L           S
           -------------------------------------------- ------------- ------------ ------------
           Executive3 - 178 x 267 (7.0" x 10.5")             No           U/L           S
           -------------------------------------------- ------------- ------------ ------------
           B5 - 182 x 257 (7.2" x 10.1")                    Yes           U/L          S/D
           -------------------------------------------- ------------- ------------ ------------
           A4 - 210 x 297 (8.3" x 11.7")                    Yes           U/L          S/D
           -------------------------------------------- ------------- ------------ ------------
           A5 - 148 x 210 (5.8" x 8.3")                     Yes            U            S
           -------------------------------------------- ------------- ------------ ------------
           LABELS, TRANSPARENCIES, OR CARD STOCK*
           ------------------------------------------------------------------------------------
           A4 - 210mm x 297mm (8.3" x 11.7")                Yes            U            S
           -------------------------------------------- ------------- ------------ ------------
           Letter - 216 x 279 (8.5"x11")                    Yes            U            S
           -------------------------------------------- ------------- ------------ ------------

           U:Upper, L:Lower, S: Simplex, D:Duplex
           * Transparencies and card stock must be fed from the upper cassette only.

3.1.2 MEDIA WEIGHT AND GRAIN DIRECTION

Media for use in a printer is manufactured and identified by its basis weight. In the U.S., it is the weight in pounds (lb.) of one 500-sheet ream in the basic sheet size for that grade or type of media. There are two different standard sheet sizes used in the calculation of basis weight. The first is a bond-basis sheet size of 17" x 22" which is used for bond-type papers. The second is an index-basis sheet size of 25.5" x 30.5" which is used for card stock. In the metric system, basis weight is the weight of 1 square meter of media expressed in grams per square meter (g/m2).

The printer will print on the following media:

TABLE 3-2  MEDIA WEIGHT


           ----------------- --------------- -------------------------------------- -------------
                             SIZE            WEIGHT                                     MODE
           ----------------- --------------- -------------------------------------- -------------
           Cut Sheet         All             60 - 90 g/m2  (16 - 24 lb. bond)         Simplex
           ----------------- --------------- -------------------------------------- -------------
           Cut Sheet         All  except B5  70 - 90 g/m2  (19 - 24 lb. bond)          Duplex
                             & Executive
           ----------------- --------------- -------------------------------------- -------------
           Card Stock        All  except B5  94 - 170  g/m2  (50 - 90  lb.  index,    Simplex
                             & Executive         25 - 45 lb. bond)
           ----------------- --------------- -------------------------------------- -------------
           Label Sheets      Letter, A4      120 - 160 g/m2  (32 - 42 lb. bond)       Simplex
           ----------------- --------------- -------------------------------------- -------------
           Transparencies    Letter, A4      170 - 225 g/m2  (45 - 60 lb. bond)       Simplex
           ----------------- --------------- -------------------------------------- -------------

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The recommended grain direction for all sizes to avoid curl at the output stacker is aligned along long side (T).

Recommended paper types include, but are not necessarily limited to, Xerox 4024, Komine, Hammermill Bond, and IBM MSP papers.

3.1.3 TRANSPARENCIES

Transparencies used in the printer should meet the following specifications:

TABLE 3-3  TRANSPARENCIES SPECIFICATIONS


           ---------------------  ---------------------------------
           ITEM                   SPECIFICATION
           ---------------------  ---------------------------------
           Weight                 170 - 225 g/m2   (45 - 60 lb.)
           ---------------------  ---------------------------------
           Size                   Letter, A4
           ---------------------  ---------------------------------
           Thickness              225 um maximum
           ---------------------  ---------------------------------
           Clark Stiffness: vert. 40 - 75 cm3/100
                            horz. 50 - 80 cm3/100
           ---------------------  ---------------------------------
           Cutting Dimension      +/- .7 mm or less
           ---------------------  ---------------------------------
           Cutting Angle          1.0 mm or less
           ---------------------  ---------------------------------
           Curl                   +/- 5.0 mm or less
           ---------------------  ---------------------------------

The reverse side must have a paper backing attached, preferably along the long edge. The weight of the backing should not exceed 90 g/m2 (24 lb.). Kodak 101 and 3M 506A or 511A transparencies meet these requirements and are recommended for use in Kentek printers.

3.1.4 LABELS

Labels used in the printer should meet the following specifications:

TABLE 3-4  LABEL SPECIFICATIONS


           ------------------------------ -----------------------------------
           ITEM                           SPECIFICATION
           ------------------------------ -----------------------------------
           Total Weight                   120 - 160 g/m2 (32 - 42 lb.)
           ------------------------------ -----------------------------------
           Size                           Letter, A4
           ------------------------------ -----------------------------------
           Base Coating                   12 - 18 g/m2
           ------------------------------ -----------------------------------
           Face Sheet Weight              51 +/- 4 g/m2
           ------------------------------ -----------------------------------
           Total Thickness                175 um maximum
           ------------------------------ -----------------------------------
           Smoothness (front)             70 - 200 Sheffield units
           ------------------------------ -----------------------------------
           Moisture Content               4.5 - 7.0 %
           ------------------------------ -----------------------------------
           Curl                           +/- 10 mm or less
           ------------------------------ -----------------------------------
           Cutting Dimension              +/- 0.5 mm or less
           ------------------------------ -----------------------------------
           Cutting Angle                  +/- 0.5 mm or less
           ------------------------------ -----------------------------------
           Placement Tolerance            +/- 0.5 mm or less
           ------------------------------ -----------------------------------
           Adhesive Strength              3 - 6 mm (ball tack)
           ------------------------------ -----------------------------------
           Initial Adhesive               600 min./550 min. g/25mm
           ------------------------------ -----------------------------------
           Normal Bonding Strength        600 min./300 min. sec.
                                          (25 deg. C, 65%RH @ 70C)
           ------------------------------ -----------------------------------


Avery Laser Graphic Labels #5351 meet these requirements and are recommended for use in Kentek printers.



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3.2 STANDARD INPUTS

Two paper cassettes are available with the standard capacities shown below. Labels, transparencies, and card stock shall feed from the upper cassette only.

TABLE 3-5  STANDARD INPUT CAPACITIES


           -------------------------- ------------- -----------------------------------------------
           INPUT TYPE                 POSITION      CAPACITY
           -------------------------- ------------- -----------------------------------------------
           Primary Cassette           Upper         550  cut sheets of 75g/m2, 20 lb. paper,
                                                    or 75 sheets of transparencies or card stock,
                                                    or 50 sheets of adhesive labels.
           -------------------------- ------------- -----------------------------------------------
           Secondary Cassette         Lower         250   cut   sheets   of    75g/m2,    20   lb.
                                                    paper
           -------------------------- ------------- -----------------------------------------------

Each input will have a user adjustable paper pick mechanism to simplify the use of non-standard media. The pick pressure adjustments are behind the front cover.

3.3 STANDARD OUTPUT UNIT

3.3.1 DESCRIPTION

The standard output unit stacks paper face down in sequential order. Paper is stacked uniformly allowing for paper removal without re-stacking. The output unit will detect a hopper full condition and signal the controller.

The standard output capacity is 550 sheets of 75 g/m2 (20 lb.) paper with a job offset shift of 12 +-3 mm

3.3.2 JOB OFFSET PERFORMANCE

The standard output unit does not provide jogging capability on the K40D. Jogging is supported on the optional High Capacity Output however - refer to section 7.3 for more details.

3.4 ENGINE THROUGHPUT

The print engine is designed to print paper at:

         Simplex           40 sheets/minute
         Duplex            40 images/minute

Performance (achieved throughput) is primarily a function of the controller and the host data stream. Specific performance will depend on either the OEM specified controller or on Kentek's attached printer controller performance specification (refer to the RIGS Controller section).



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3.5 RELIABILITY

3.5.1 RATED DUTY CYCLE

The K40D engine duty cycle is rated as follows:

         Engine Life                  9.0 million images
         Standard duty cycle          150,000 images per month
         High usage duty cycle        300,000 images per month

The standard duty cycle is defined as the engine life spread over a five year installed period yielding 150,000 images per month. The printer is capable of 100% duty cycle usage so theoretically the printer will support any duty cycle. A reasonable compromise between supply usage and duty cycle is 300,000 images per month. The printer has been tested at the high usage duty cycle. Use of the tune-up kit after approximately each one million prints may be required to maintain paper path reliability over the full rated life.

3.5.2 POWER ON HOURS

The engine is rated for 36,000 lifetime power-on hours. Averaged over five years, this results in an average of 600 power-on hours per month. In a typical usage environment, the expected average is 220 power-on hours per month (10 hours/day for 22 days/month).

3.5.3 PAPER PATH RELIABILITY

The paper path reliability is defined in terms of "interventions" in a given number of prints. "Intervention error" shall mean a condition requiring that an operator perform a recovery action, including but not limited to:

         -   Misfeeds from the cassette
         -   Jams in the paper path
         -   Mis-stacking in exit tray

For the following media a maximum of 1 intervention is allowed in the listed number of prints for each paper type in the recommended and operational environments. Standard papers includes Xerox 4024, Komine, Hammermill Bond, and IBM MSP papers.

TABLE 3-6  PAPER PATH RELIABILITY


      ------------------------------------ -------------------- ------------------ --------------- -----------
                                                                   # PRINTS -        # PRINTS -
                                                                   RECOMMENDED      OPERATIONAL
      MEDIA WEIGHT                                SIZE             ENVIRONMENT      ENVIRONMENT      PAPER
      ------------------------------------ -------------------- ------------------ --------------- -----------
      75g/m2 (20 lb.)                       Letter/A4                10000             5000        Standard
      ------------------------------------ -------------------- ------------------ --------------- -----------
      60g/m2 (16 lb.) & 90g/m2 (24 lb.)     Letter/A4                 5000             2500        Standard
      ------------------------------------ -------------------- ------------------ --------------- -----------
      All Weights                           Other paper sizes         1000              500        Standard
      ------------------------------------ -------------------- ------------------ --------------- -----------
      Label/Card                            All paper sizes           1000              500             ---
      ------------------------------------ -------------------- ------------------ --------------- -----------
      Transparencies                        Letter/A4                  100               50        IBM
      ------------------------------------ -------------------- ------------------ --------------- -----------

3.5.4 MISCELLANEOUS MEDIA DAMAGE

Single or combined defects in the output tray (also called "non-intervention defects"), when using 75 g/m2 bond paper, shall not exceed one in 1500 sheets in the recommended operating environment, or one in 750 for the operational environment, for multi-sheet feeds, bent corners, torn pages, wrinkles, or other physical damage. Single or combined defects in the output hopper for envelopes, labels, and transparencies, shall not exceed one in 30 sheets for the best operating environment or in 15 sheets for the operational environment.





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3.5.5 MEAN TIME BETWEEN FAILURES

The MTBF, based on power-on hours (section 3.5.2) and duty cycle, is as follows:

     High Usage:      [    ] hours    [    ] months
     Typical Usage:   [    ] hours    [    ] months

The mean time between critical equipment failure can be calculated (MIL STD
217E) for specific duty cycles and power-on hours by:

         MTBF   = 1/Lambda
         Lambda = (DF x LambdaP) + LambdaNP

         where:

         DF           = Duty Factor = printing hours / power on hours
                           High usage = 100%
                           Typical  = 9.47%
                             20.83 hours/month printing (for 50,000
                             images/mo.), divided by 220 power-on hours (22 days/month, 10 hours/day)
         LambdaP      = Printing only failures/hour = [            ]
         LambdaNP     = Non-printing and printing failures/hour = [         ]
         Lambda       = Intrinsic failure rate
         MTBF         = Mean time between failures in hours

Mean Pages between Failures (MPBF) can be found by taking the calculated MTBF for a given duty factor and multiplying it by the number of images/mo. at that assumed duty factor. For example, at the typical duty factor assumed above, the
MPBF would be ([      ] image/mo.) x ([    ] mo.) = [      ] images.

Failure rates do not include Supplies, which are customer replaceable.

3.5.6 MEAN TIME TO REPAIR

Mean time to repair most failures is less than 30 minutes.












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4. Kentek RIGS Controller Specifications



4.1 CONTROLLER MODELS

The RIGS controller will be available in two models, the RIGS-I+ (replacing the RIGS-I), or Standard Controller, and the RIGS-II, or High Performance controller. The choice of controller will depend upon processing power requirements.


The Standard Controller is designed to have more than adequate power to drive the printer at rated speed while using the standard printer data streams. It has the following features:


         Microprocessor:                  IDT 3081, 25 Mhz. (replacing the original 20 Mhz. 3051)
         Control and Bit Map RAM:         12 MB standard, 64 MB max.
         Floating point coprocessor:      Internal
         Resolution capability:           240, 300, 400, 480, 600 dpi

The High Performance Controller is designed to have more than adequate power to drive the printer at rated speed while using page description languages such as PostScript. It has the following features:


         Microprocessor:                  IDT  3081, 50 MHz.
         Control and Bit Map RAM:         16 MB standard, 64 MB max.
         Floating point coprocessor:      Internal
         Resolution capability:           240, 300, 400, 480, 600 dpi

Resolution is a function of both the print head and the controller. All five resolutions listed above are possible on the K40D, though not all will necessarily be productized. Standard base memory sizes are Kentek's planned configurations for generic printers - OEM's may choose other base memory sizes.


4.2 PERFORMANCE

Performance (achieved throughput) depends on the print data, data stream, and communications attachment, making it difficult to give an exact performance specification. The required throughput for full speed printing at 40 ppm is shown below.


         Pages/sec.:                        .6667
         Characters/page                    13.4K
         Image bytes/page                   1.05M
         Character throughput               8.9 characters/sec.
         Image throughput                   700 KB/sec.

Throughput estimates assume no communication overhead is involved and no engine and safe mode (error recovery) delays.

TABLE 4-1 ESTIMATED THROUGHPUT AT 300 DPI (THOUSAND OR MILLION BYTES PER SECOND)


          -------------------- ------------ --------------- --------------- --------------- ---------------
                               DATA STREAM  PORTRAIT        LANDSCAPE       PORTRAIT        LANDSCAPE
          CONTROLLER                        CHARACTER       CHARACTER       IMAGE           IMAGE
          -------------------- ------------ --------------- --------------- --------------- ---------------
          Standard             PCL 4        12.0 k          12.0 k          450 k           90 k
                               ------------ --------------- --------------- --------------- ---------------
                               PMP          15 k            13.5 k          1.60 M          850 k
          -------------------- ------------ --------------- --------------- --------------- ---------------
          High Performance     PCL 4        24.0 k          24.0 k          898 k           179 k
                               ------------ --------------- --------------- --------------- ---------------
                               PMP          28.6 k          27.2 k          3.20 M          1.73 M
          -------------------- ------------ --------------- --------------- --------------- ---------------




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These estimates are meant as a relative guide to performance; actual performance may vary depending on installation and usage. Also, Kentek continually increases the performance of its emulations through compiler improvements and code improvements.

4.3 MEMORY

Unlike the K30, K40D memory is not segmented into display and program memory. Total RIGS RAM memory consists of memory soldered on the controller board and additional memory added via expansion slots. There are two sets of SIMM expansion slots, A and B, each of which hold 2 SIMM modules. For reference, Slot A is comprised of memory sockets SIMM2 and SIMM3 (as silkscreened on the board) and Slot B is SIMM4 and SIMM5. SIMM's are standard 72 pin, 32-bit (no parity) configurations. SIMM modules with parity (36 bit) can be used, though the parity bits are not used.

Several general rules apply to adding SIMM memory. Memory is interleaved:
SIMM's must be added in pairs. Also, if a double-sided module (or a single single-sided module that uses two chip-select signals) is used in Slot A, Slot B is not usable.

Either controller model will handle the following memory configurations. Although a variety of configurations is possible, only those that indicate "Supported" are supported and tested in software.

TABLE 4-2  MEMORY CONFIGURATIONS


        ------------------------------ --------------- -------------- ------------- ------------- ---------------
        SIMM TYPE(S)                    SOLDERED ON     A SLOTS (2)   B SLOTS (2)      TOTAL        SUPPORTED
        ------------------------------ --------------- -------------- ------------- ------------- ---------------
        2 MB (256K depth)                   8 MB           4 MB            -           12 MB           Yes
        ------------------------------ --------------- -------------- ------------- ------------- ---------------
        4 MB                                8 MB           8 MB            -           16 MB           Yes
        ------------------------------ --------------- -------------- ------------- ------------- ---------------
        4 MB                                8 MB           8 MB           8 MB         24 MB           Yes
        ------------------------------ --------------- -------------- ------------- ------------- ---------------
        8 MB (DS)                           8 MB           16 MB           -           24 MB           Yes
        ------------------------------ --------------- -------------- ------------- ------------- ---------------
        8 MB  (DS) + 4 MB                   8 MB           16 MB          8 MB         32 MB            NO
        ------------------------------ --------------- -------------- ------------- ------------- ---------------
        16 MB                               8 MB           32 MB           -           40 MB           Yes
        ------------------------------ --------------- -------------- ------------- ------------- ---------------
        8 MB (DS)                           8 MB           16 MB         16 MB         40 MB            NO
        ------------------------------ --------------- -------------- ------------- ------------- ---------------
        4 MB + 16 MB                        8 MB           8 MB          32 MB         48 MB            NO
        ------------------------------ --------------- -------------- ------------- ------------- ---------------
        16 MB + 16 MB                       8 MB           32 MB         32 MB         64 MB           Yes
        ------------------------------ --------------- -------------- ------------- ------------- ---------------
        32 MB (DS)                          8 MB           64 MB           -           64 MB           Yes
        ------------------------------ --------------- -------------- ------------- ------------- ---------------

         DS = Double-sided SIMM (double-sided can only go in slot A)

     Note that the last two combinations only result in a usable 64MB of memory, not 72MB.

     Newer RIGS boards allow either soldered-on base memory or an additional set of SIMM sockets that would allow customers to take a printer with no memory and add their own SIMM's.

The following memory vendors have been approved for use on K40D. These are provided for reference and should be verified before using.

     2 MB SIMM (512K x 32)
     --------------------
     Century       32512S-07M

     4 MB SIMM (1M x 32)
     --------------------
     Marco         SA584132-70G

     8 MB SIMM (2M x 32)
     --------------------
     Marco         GS584232-70G
     Marco         MR584232-70G

     16 MB SIMM (4M x 32)
     --------------------
     Marco          SA5843216-70G

     32 MB SIMM (8M x 32)
     --------------------
     Marco          SA5883216-70G






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4.4 INTERNAL DISK STORAGE

The controller has a floppy disk controller for diskette software upgrades and maintenance, and a SCSI interface to support hard disks. The standard K40D storage configuration will be:

         Floppy Diskettes           3.5", 1.44 MB (formatted)
         Hard disk                  3.5", 170 MB (size subject to change)

Kentek floppy file format is non-standard, requiring the use of Kentek disk utilities for file operations. The K40D floppy format is not the same as used on the K30.

The SCSI bus is capable of 5 Megabytes/second burst and approximately TBD MB/sec. sustained throughput. Currently, Kentek supports the following Quantum ProDrive Low Profile series of hard disks:

         170 S             170 MB formatted (ProDrive ELS)
         240 AT/S          240 MB formatted
         540 MB            540 MB formatter

Kentek currently stocks the 540 MB hard disk, but this is subject to change as disk drive sizes continue to evolve. To install other hard disks, a hard disk installation kit is available. The other hard disk models are readily available from commercial suppliers.

4.5 FLEXIO I/O

The K40D implements a modular approach for support of host communication interfaces. Communication functions are packaged on modular cards that plug into the RIGS controller motherboard. This approach allows new interfaces to be developed independent of the RIGS controller and for multiple types of connections to be supported by the K40D. Kentek calls this approach to communication interfaces FlexIO, though it is also known as modular I/O or MIO. Refer to the Kentek Modular I/O Specifications for more details.

4.5.1 HOST INTERFACES

The printer connects to a host through an interface card attached to the controller with communications connectors at the rear of the printer. Power to the interface card is provided by the controller connector. Up to two interface cards may be added.


         INTERFACE CARDS            SCHEDULE PRIORITY     DATA STREAMS
         ---------------            -----------------     ------------
         Net-Attach (Ethernet)              1                 ASCII
         Direct-Attach                      1                 ASCII
         SCSI                               2                 ASCII
         Serial RS-422                      3                 ASCII
         IBM Token Ring                     4                 ASCII
         IBM Twinax/Coax                    4                 ASCII + IPDS
         IBM Channel                        5                 ASCII + IPDS

Schedule priority 1 implies availability with initial release. Schedules are subject to change without warning. ASCII data streams include PCL5, and PostScript.




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4.5.2 PHYSICAL DIMENSIONS

I/O cards plug in to the controller from the rear of the printer. There is room for two cards, side by side, overlapping the RIGS controller from the rear. The slot on the left, as seen from the rear of the printer, is designated as Slot A and the slot on the right is Slot B. The I/O connectors will face to the rear so that cables exit directly to the rear of the printer. When designing the cards, the designer must take in to account the clearance required when the rear cover is opened. Size of the I/O cards is 170 x 204 mm.

                                   [GRAPHIC]

                     FIGURE 4-1: FLEXIO LOCATION - TOP VIEW




                                   [GRAPHIC]

                  FIGURE 4-2: FLEXIO LOCATION - LEFT SIDE VIEW


4.5.3 ELECTRICAL INTERFACE

The connector is a 96 pin DIN, Type R female connector conforming to DIN 41612 specifications. ELCO part number 20-8477-096-002-025 meets requirements. Detailed electrical, signal, and mechanical specifications are described in Kentek Modular I/O Specifications.

4.5.4 MULTIPLE ATTACHMENTS

When two I/O cards are installed, both interface cards may be active simultaneously, supporting up to 3 communications channels simultaneously. A channel refers to a physical connection and data stream - a single modular card can have multiple channels on it. For example, the Direct-Attach card supports both serial and parallel interfaces - if both are being used, this would consume 2 of the 3 total available channels. On the other hand, the Ethernet card will be capable of being configured as multiple IP address and appear on the network as multiple virtual printers, but has only one physical connection and therefore only counts as one channel .



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When no job is active, the controller will poll both interfaces for the next job. When the data stream has a definite end-of-job delimiter, the controller will not switch interfaces until the end of job is reached. Otherwise, the controller will poll the other interface when the attachment time-out has elapsed. The attachment time-out parameter is set in soft configuration mode.

         Default Attachment Time-out (for multiple attachments)      60 seconds

4.5.5 NET-ATTACH CARD

The Ethernet FlexIO card interfaces directly to the K40D bus, unlike the K30 which interfaced through an RS-422 port. The Ethernet card will have 3 connectors on it:

         10baseT (twisted pair)
         10base2 (ThinNet)
         10base5 (AUI)

Only one connector will be active at a time. Active connector will automatically be sensed by software.

REMAINING SPECS TBD.

4.5.6 DIRECT-ATTACH CARD

The Direct-Attach card is intended for use in non-networked personal computer environments. It will contain a both a serial and parallel interface:

         RS-232 Serial     DB-25
         IEEE 1284-B       Centronics style connector (36 pin)

The RS-232 and parallel connectors may be active simultaneously. Connector pinouts are given in the following sections.

The K40D supports dual Direct-Attach cards with some limitations. The first is that only 3 of the 4 possible connections (2 serial, 2 parallel) are usable simultaneously. By definition, two parallel ports and a single serial port are supported. Dual serial ports are not supported. From a user viewpoint, the two possible parallel ports will be identified as Parallel A and Parallel B, corresponding to the FlexIO card slot locations.

SUPPORT FOR DATAPRODUCTS PARALLEL IS NOT INCLUDED ON THE DIRECT-ATTACH CARD AT THIS TIME, THOUGH PROVISIONS ARE ON THE CARD FOR INCLUDING THIS INTERFACE AT A LATER TIME.

4.5.6.1 RS-232 CONNECTOR

Connector type:    DB 25 (printer female)

Signal levels and functions are described in detail in the EIA Standard
RS-232-C.



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TABLE 4-3  RS-232 PINOUT


           ------- ------------- ------------------------------- ------------
            PIN    NAME          FUNCTION                        SOURCE
           ------- ------------- ------------------------------- ------------
             1     [  ]          [            ]
           ------- ------------- ------------------------------- ------------
             2     [  ]          [            ]                  DTE
           ------- ------------- ------------------------------- ------------
             3     [  ]          [            ]                  DCE
           ------- ------------- ------------------------------- ------------
             5     [  ]          [            ]                  DTE
           ------- ------------- ------------------------------- ------------
             5     [  ]          [            ]                  DCE
           ------- ------------- ------------------------------- ------------
             7     [  ]          [            ]
           ------- ------------- ------------------------------- ------------
             8     [  ]          [            ]                  DCE
           ------- ------------- ------------------------------- ------------
             15    [  ]          [            ]                  DCE
           ------- ------------- ------------------------------- ------------
             17    [  ]          [            ]                  DCE
           ------- ------------- ------------------------------- ------------
             20    [  ]          [            ]                  DTE
           ------- ------------- ------------------------------- ------------
             24    [  ]          [            ]                  DTE
           ------- ------------- ------------------------------- ------------

Protocol : Synchronous or asynchronous serial

Asynchronous Parameters

         Baud rate:        1200-38,400 baud
         Parity:           even, odd, none, ignore
         Data bits:        7,8
         Stop bits:        1
         Pacing:           DTR, Xon/Xoff, both
         Force DTR         on, off

Pacing is controlled either by hardware (DTR) or software (Xon/Xoff). Both pacing modes may be selected so that the host port may be configure either way. In Robust mode, Xon is sent about once per second while the printer is idle to insure that the host is aware that the printer is ready to accept data.

Factory default communication options are:

         Serial Parameters :
                  9600 baud
                  8 bit data
                  1 stop bit
                  Both DTR and Xon/Xoff pacing

4.5.6.2 IEEE 1284 PARALLEL PORT CONNECTOR

Signal levels - IEEE 1284 Level 1
Data modes - Compatible, Nibble, Byte, ECP
Connector type: 1284-B Receptacle (36 pin, Amp 555119-1 or equivalent) Signal functions are described in detail in the IEEE Standard 1284-xxxx.









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TABLE 4-4  IEEE 1284 PINOUT


           ------- ------------------------- ---------------------------------------------- --------------
            PIN    NAME                      FUNCTION                                       SOURCE
           ------- ------------------------- ---------------------------------------------- --------------
             1     [  ]                      [           ]                                  Host
           ------- ------------------------- ---------------------------------------------- --------------
             2     [  ]                      [           ]                                  Bi-di
           ------- ------------------------- ---------------------------------------------- --------------
             3     [  ]                      [           ]                                  Bi-di
           ------- ------------------------- ---------------------------------------------- --------------
             4     [  ]                      [           ]                                  Bi-di
           ------- ------------------------- ---------------------------------------------- --------------
             5     [  ]                      [           ]                                  Bi-di
           ------- ------------------------- ---------------------------------------------- --------------
             6     [  ]                      [           ]                                  Bi-di
           ------- ------------------------- ---------------------------------------------- --------------
             7     [  ]                      [           ]                                  Bi-di
           ------- ------------------------- ---------------------------------------------- --------------
             8     [  ]                      [           ]                                  Bi-di
           ------- ------------------------- ---------------------------------------------- --------------
             9     [  ]                      [           ]                                  Bi-di
           ------- ------------------------- ---------------------------------------------- --------------
             10    [  ]                      [           ]                                  Printer
           ------- ------------------------- ---------------------------------------------- --------------
             11    [  ]                      [           ]                                  Printer
           ------- ------------------------- ---------------------------------------------- --------------
             12    [  ]                      [           ]                                  Printer
           ------- ------------------------- ---------------------------------------------- --------------
             13    [  ]                      [           ]                                  Host
           ------- ------------------------- ---------------------------------------------- --------------
             14    [  ]                      [           ]                                  Host
           ------- ------------------------- ---------------------------------------------- --------------
             15    [  ]                      [           ]
           ------- ------------------------- ---------------------------------------------- --------------
             16    [  ]                      [           ]
           ------- ------------------------- ---------------------------------------------- --------------
             17    [  ]                      [           ]
           ------- ------------------------- ---------------------------------------------- --------------
             18    [  ]                      [           ]                                  Printer
           ------- ------------------------- ---------------------------------------------- --------------
             19    [  ]                      [           ]
           ------- ------------------------- ---------------------------------------------- --------------
             20    [  ]                      [           ]
           ------- ------------------------- ---------------------------------------------- --------------
             21    [  ]                      [           ]
           ------- ------------------------- ---------------------------------------------- --------------
             22    [  ]                      [           ]
           ------- ------------------------- ---------------------------------------------- --------------
             23    [  ]                      [           ]
           ------- ------------------------- ---------------------------------------------- --------------
             24    [  ]                      [           ]
           ------- ------------------------- ---------------------------------------------- --------------
             25    [  ]                      [           ]
           ------- ------------------------- ---------------------------------------------- --------------
             26    [  ]                      [           ]
           ------- ------------------------- ---------------------------------------------- --------------
             27    [  ]                      [           ]
           ------- ------------------------- ---------------------------------------------- --------------
             28    [  ]                      [           ]
           ------- ------------------------- ---------------------------------------------- --------------
             29    [  ]                      [           ]
           ------- ------------------------- ---------------------------------------------- --------------
             30    [  ]                      [           ]
           ------- ------------------------- ---------------------------------------------- --------------
             31    [  ]                      [           ]                                  Host
           ------- ------------------------- ---------------------------------------------- --------------
             32    [  ]                      [           ]                                  Printer
           ------- ------------------------- ---------------------------------------------- --------------
             33    [  ]                      [           ]
           ------- ------------------------- ---------------------------------------------- --------------
             34    [  ]                      [           ]
           ------- ------------------------- ---------------------------------------------- --------------
             35    [  ]                      [           ]
           ------- ------------------------- ---------------------------------------------- --------------
             36    [  ]                      [           ]                                  Host
           ------- ------------------------- ---------------------------------------------- --------------

Several signals are ignored in Compatible mode are ignored. They were defined for local dot matrix printers and are not appropriate for a page printer. Signals PE (paper end) and ERR (error) may be selectively enabled or disabled via the front panel in configuration mode.


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4.5.6.3 DATAPRODUCTS PARALLEL CONNECTOR

THE DATAPRODUCTS INTERFACE IS NOT CURRENTLY SUPPORTED ON THE DIRECT-ATTACH CARD
- THIS INFORMATION PROVIDED ONLY FOR POSSIBLE FUTURE REFERENCE.

The Dataproducts and Centronics parallel connections share a single data path and are not simultaneously usable.

     Ready - A printer generated signal which indicates that the printer is ready. READY is true only when the following is true:

         -     Power and DC voltage are on.
         -     All interlocks are closed.
         -     Paper has been loaded.
         -     No printer fault exists.
         -     No error status on display.

     On-line - A printer generated signal which indicates that the printer will accept data. Online is active only when the following is true:
         -      No error status on display.
         -      The printer is ready to accept data from the host.

     Demand - A printer generated signal which synchronizes data transmission between the printer and the host system. When the printer is READY and ONLINE the DEMAND signal requests a character from the host. DEMAND remains active until the STROBE is received and after the data character has been loaded into the printer. This cycle starts over again for the next character.

     Strobe - A host generated signal which defines when information on the data lines is stable and may be stored in the printer buffer. Each time a STROBE occurs, the printer samples the data lines. After the data lines have been sampled, the DEMAND signal will go inactive.

     Data lines - Host generated data lines carry print data codes and format control codes. Data is only valid when the STROBE signal is active.

     Parity - A host generated signal the checks the parity of data or data and PI line. (not implemented)

     Buffer Clear - A host generated signal clears the printer buffer when active. (not implemented)

     Line(s) only used with line printer emulation:

         Paper Instruction (PI) - bit used to enable vertical forms table definition and movement

     Printer generated lines that maintain one state (these signals have no meaning on the Kentek printer but will be generated to satisfy host's needs):

     PERR                  - parity error
     ID0                   - Printer identification bit 0
     ID1                   - Printer identification bit 1
     TOF                   - Top of form
     BOF                   - Bottom of form
     VFURDY                - VFU ready
     VFU VERIFY            - VFU Verify

PINOUT FOR THE DATAPRODUCTS INTERFACE IS REQUIRED.

4.6 DATA STREAMS AND PDLS

The standard emulations for K40D is PCL5 (including PCL4 support as defined by PCL5). PostScript is optionally available. Refer to the RIGS Software Specification for details.



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5. Third-Party RIP Controller Interface

This section provides physical and electrical information that can be used by a third-party to design an alternative RIP controller for the K40D, in place of the RIGS controller. Since a third-party controller would have to interface to the rest of the printer in a similar manner to the RIGS controller, RIGS physical layout and electrical connections are presented here. These should aid a third-party's development efforts.

5.1 OVERVIEW

K40D will use the AVPCL (Advanced Video Printer Control Logic) board for engine control. The video interface to the OEM controller are defined in Kentek K40D Video Input Interface Specification. The AVPCL will be approximately the same size as the PCL in the K30. Performance (achieved printer throughput) is a function of the capabilities of the OEM controller. The AVPCL drives the printer at a 40 page per minute process speed and feeds pages on command from the OEM controller.

The AVPCL will include a serial interface (IIC) to paper output handling equipment such as sorters. This interface will share the current HCO connector.

The AVPCL will also support the concept of supply serialization. Upon installation of a serialized supply, the AVPCL will log in NVRAM and report to the controller the serial number, print count, date, and time. The AVPCL will not support installation of unserialized supplies.

The developer toner control system has been modified from K30 to include more intelligent processing on the AVPCL board. Toner density will be controllable from the operator panel. Thus, the K40D developers are not backwards compatible with K30 printers.

5.2 PHYSICAL DIMENSIONS

The RIGS controller outline is shown below. Minor variation is possible; contact Kentek engineering for details.






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                                   [GRAPHIC]




                            FIGURE 5-1: RIGS LAYOUT



5.3 CONNECTORS

There are a number of connectors on the RIGS controller which attach to other components in the system:

TABLE 5-1  RIGS CONNECTORS


          --------------------- ---------------- ----------------------------- --------------------------
          CABLE                 PINS             CONNECTOR                     MANUFACTURER
          --------------------- ---------------- ----------------------------- --------------------------
          Power                 11               AMP 172034-1                  Amp
          --------------------- ---------------- ----------------------------- --------------------------
          AVPCL                 30               HIF 3BA-34PA-2.54DSA          Hirose
          --------------------- ---------------- ----------------------------- --------------------------
          FlexIO I/O (2)        96               DIN 41612 type R plug
                                                 7296-50C5TH                   3M
          --------------------- ---------------- ----------------------------- --------------------------
          Diskette (FDC)        34               HIF 3BA-34PA-2.54DSA          Hirose
          --------------------- ---------------- ----------------------------- --------------------------
          SCSI                  50               HIF 3BA-50PA-2.54DSA          Hirose
          --------------------- ---------------- ----------------------------- --------------------------




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5.3.1 AVPCL CONNECTOR

The AVPCL connector carries print engine command, status, and video data as differential signals using ATT 41L series drivers and receivers. It also carries the IIC bus. Signal names listed below are relative to the AVPCL.

TABLE 5-2  AVPCL PIN ASSIGNMENTS


          --------- ------------------- ------------------------- -------------------------
          PIN       SIGNAL              FUNCTION                  SOURCE
          --------- ------------------- ------------------------- -------------------------
          1         [ ]                 [ ]                       VPCL
          --------- ------------------- ------------------------- -------------------------
          2         [ ]
          --------- ------------------- ------------------------- -------------------------
          3         [ ]                 [ ]                       Controller
          --------- ------------------- ------------------------- -------------------------
          4         [ ]
          --------- ------------------- ------------------------- -------------------------
          5         [ ]                 [ ]                       Controller
          --------- ------------------- ------------------------- -------------------------
          6         [ ]
          --------- ------------------- ------------------------- -------------------------
          7         [ ]                 [ ]                       VPCL
          --------- ------------------- ------------------------- -------------------------
          8         [ ]
          --------- ------------------- ------------------------- -------------------------
          9         [ ]                 [ ]                       Controller
          --------- ------------------- ------------------------- -------------------------
          10        [ ]
          --------- ------------------- ------------------------- -------------------------
          11        [ ]                 [ ]                       VPCL
          --------- ------------------- ------------------------- -------------------------
          12        [ ]
          --------- ------------------- ------------------------- -------------------------
          13        [ ]                 [ ]                       Controller
          --------- ------------------- ------------------------- -------------------------
          14        [ ]
          --------- ------------------- ------------------------- -------------------------
          15        [ ]
          --------- ------------------- ------------------------- -------------------------
          16        [ ]
          --------- ------------------- ------------------------- -------------------------
          17        [ ]
          --------- ------------------- ------------------------- -------------------------
          18        [ ]
          --------- ------------------- ------------------------- -------------------------
          19        [ ]
          --------- ------------------- ------------------------- -------------------------
          20        [ ]
          --------- ------------------- ------------------------- -------------------------
          21        [ ]                 [ ]
          --------- ------------------- ------------------------- -------------------------
          22        [ ]                 [ ]
          --------- ------------------- ------------------------- -------------------------
          23        [ ]                 [ ]
          --------- ------------------- ------------------------- -------------------------
          24        [ ]                 [ ]
          --------- ------------------- ------------------------- -------------------------
          25        [ ]                 [ ]                       VPCL
          --------- ------------------- ------------------------- -------------------------
          26        [ ]
          --------- ------------------- ------------------------- -------------------------
          27        [ ]                 [ ]                       Controller
          --------- ------------------- ------------------------- -------------------------
          28        [ ]
          --------- ------------------- ------------------------- -------------------------
          29        [ ]                 [ ]                       VPCL
          --------- ------------------- ------------------------- -------------------------
          30        [ ]
          --------- ------------------- ------------------------- -------------------------
          31        [ ]                 [ ]                       Host
          --------- ------------------- ------------------------- -------------------------
          32        [ ]
          --------- ------------------- ------------------------- -------------------------
          33        [ ]                 [ ]                       Host
          --------- ------------------- ------------------------- -------------------------
          34        [ ]
          --------- ------------------- ------------------------- -------------------------


5.3.2 FLEXIO I/O CONNECTORS

The FlexIO I/O connectors are used for user-installable communication cards. They are not required on OEM controllers if Kentek I/O cards will not be used. Refer to the RIGS Controller section for more information.



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5.3.3 SCSI CONNECTOR

The SCSI connector is used for connection to the internal hard disk and may not be required on OEM controllers. Single-ended SCSI-1 signals are used. Pinout conforms to SCSI-1 unshielded internal low-density receptacle requirements.

5.3.4 FLOPPY DISK CONNECTOR

TABLE 5-3  FLOPPY DISK CONNECTOR PIN ASSIGNMENTS


          --------------------- -------- ------------------- ---------
          SIGNAL                PIN      SIGNAL              PIN
          --------------------- -------- ------------------- ---------
          [ ]                   1        [ ]                 18
          --------------------- -------- ------------------- ---------
          [ ]                   2        [ ]                 19
          --------------------- -------- ------------------- ---------
          [ ]                   3        [ ]                 20
          --------------------- -------- ------------------- ---------
          [ ]                   4        [ ]                 21
          --------------------- -------- ------------------- ---------
          [ ]                   5        [ ]                 22
          --------------------- -------- ------------------- ---------
          [ ]                   6        [ ]                 23
          --------------------- -------- ------------------- ---------
          [ ]                   7        [ ]                 24
          --------------------- -------- ------------------- ---------
          [ ]                   8        [ ]                 25
          --------------------- -------- ------------------- ---------
          [ ]                   9        [ ]                 26
          --------------------- -------- ------------------- ---------
          [ ]                   10       [ ]                 27
          --------------------- -------- ------------------- ---------
          [ ]                   11       [ ]                 28
          --------------------- -------- ------------------- ---------
          [ ]                   12       [ ]                 29
          --------------------- -------- ------------------- ---------
          [ ]                   13       [ ]                 30
          --------------------- -------- ------------------- ---------
          [ ]                   14       [ ]                 31
          --------------------- -------- ------------------- ---------
          [ ]                   15       [ ]                 32
          --------------------- -------- ------------------- ---------
          [ ]                   16       [ ]                 33
          --------------------- -------- ------------------- ---------
          [ ]                   17       [ ]                 34
          --------------------- -------- ------------------- ---------

5.3.5 POWER CONNECTOR

TABLE 5-4  POWER CONNECTOR PIN ASSIGNMENTS


          ------- ------------------------------ ------ -------------------------- ------ ---------------------
          Pin     Assignment                     Pin    Assignment                 Pin    Assignment
          ------- ------------------------------ ------ -------------------------- ------ ---------------------
          1       [ ]                            5      [ ]                        9      [ ]
          ------- ------------------------------ ------ -------------------------- ------ ---------------------
          2       [ ]                            6      [ ]                        10     [ ]
          ------- ------------------------------ ------ -------------------------- ------ ---------------------
          3       [ ]                            7      [ ]                        11     [ ]
          ------- ------------------------------ ------ -------------------------- ------ ---------------------
          4       [ ]                            8      [ ]
          ------- ------------------------------ ------ -------------------------- ------ ---------------------






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5.4 POWER SUPPLY

Power supply current is split between the controller and any additional communications cards.

TABLE 5-5  K40D POWER SUPPLIES


          ------------------ ------------------------- --------------------------
          Voltage            Tolerance                 Current
          ------------------ ------------------------- --------------------------
          +5V                +-5%                      8.5 Amps
          ------------------ ------------------------- --------------------------
          +12V               +-10%                     500 ma
          ------------------ ------------------------- --------------------------
          -12V               +-10%                     100 ma
          ------------------ ------------------------- --------------------------


5.5 CONTROLLER COOLING

Forced air cooling is provided by a fan in the controller enclosure. Air flow is TBD.













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6. K40D Standard Operator Panel

6.1 DESCRIPTION


The standard operator panel consists of eight touch-sensitive function keys, three message indicators, a four line by 20 character LCD display, and an alarm with volume control dial.

         STANDARD OPERATOR PANEL FEATURES:

          Display Type               LCD
          Display Area               4 lines by 20 characters
          Keypad                     8 key membrane keypad
          Indicators                 3 LED indicators
          Width                      190 mm
          Height                     80 mm


                                   [GRAPHIC]

                        FIGURE 6-1: K40D OPERATOR PANEL





















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PANEL COLORS


           ------------------------------- -------------------------
           Panel Background                PMS Grey #433
           ------------------------------- -------------------------
           Window highlight frame          PMS Cool Grey #11
           ------------------------------- -------------------------
           Window frame background         Opaque black
           ------------------------------- -------------------------
           Button background               PMS Cool Grey #11
           ------------------------------- -------------------------
           Buttons                         PMS Cool Grey #7
           ------------------------------- -------------------------
           Button Lettering                PMS Cool Grey #3
           Indicator Lettering             PMS Grey #3
           ------------------------------- -------------------------
           ONLINE, MENU Symbols            PMS Green #360
           Arrow Symbols                   White
           All Other Symbols               PMS Grey #3
           ------------------------------- -------------------------

PANEL INDICATORS


           -------------------- ------------------------------
           LETTERING            LED COLOR
           -------------------- ------------------------------
           READY                Green
           -------------------- ------------------------------
           IN PROCESS           Green
           -------------------- ------------------------------
           ATTENTION            Amber
           -------------------- ------------------------------


6.2 FUNCTION KEYS

The actual function of the function keys and LCD display may be programmed by the OEM customer. Button presses may result in messages to the host depending on the communications connection and the emulation.

     ONLINE
         Toggles between the Ready state and the off-line state.

     FORM FEED
         Prints data currently existing in the printer's bit map and sends a message to the host if in the JOB IN PROCESS state; otherwise, ignored.

     MENU
         Enter the menu state.

     STATUS
         Displays current information on supply status. The STATUS key may be pressed at any time.

     Up Arrow
         Scrolls to previous option on LCD display.

     Down Arrow
         Scrolls to next option on LCD display.

     Right Arrow
         Allows the operator to select a menu configuration option.

     Left Arrow
         Moves back a level in the menu structure.



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6.3 MESSAGE INDICATORS

There are three lighted message indicators which display printer status when lit as follows:

     READY
         - Green - the printer is on, initial and operational diagnostic programs are complete, microcode is loaded, and printer is ready to print.
         - Flashing green - the printer is warming up or performing microcode load and diagnostics

     ATTENTION
         Operator intervention required to add paper, clear a jam, replace Supplies, etc., when this yellow indicator is lit solid. Flashing during machine check condition.

     IN PROCESS
         Active when the printer is receiving data, executing datastream instructions, or printing.













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6.4 LCD DISPLAY

The LCD display has 4 lines of 20 characters each and serves as a primary interface between the printer and the user. The display can be used for following functions:

     - indicates the size of the paper when a cassette is inserted

     - displays printer status such as warming up, online, and job in process

     - displays printer error messages and error codes such as paper out, toner out, jam, and machine check

     - serves as a copy counter for multiple copy printing

     - displays menu options in normal, configuration, and diagnostics mode

Up to eight special characters may be uploaded to the display by the controller. The display is also Kana-capable for display of Japanese characters.

6.5 ALARM

The alarm sounds whenever an indicator lights or during a system malfunction. A short half-second beep indicates good status and a three second alarm indicates an error. The alarm volume dial is located on the right side of the control panel and is accessible by opening the front cover.

6.6 MECHANICAL DATA

The operator panel is mechanically interchangeable with the existing K30 operator panel. Electrical connections are quite different.

6.7 ELECTRICAL CONNECTION

Either one of two separate data connections may be used: on the primary connection, the signals and signal timing comply with the Signetics/Phillips IIC bus; on the secondary connection, RS-422 differential levels and asynchronous data protocol are used with eight data bits, one stop bit, no parity, and 9600 baud. The standard printer is cabled only for IIC. The RS-422 cable must be installed separately when used by OEM controllers.

TABLE 6-1  RS-422 PIN ASSIGNMENTS


           -------------- ------------- --------------------------------------------
           PIN            SIGNAL        DEFINITION
           -------------- ------------- --------------------------------------------
           1              [ ]           [ ]
           -------------- ------------- --------------------------------------------
           2              [ ]           [ ]
           -------------- ------------- --------------------------------------------
           3              [ ]           [ ]
           -------------- ------------- --------------------------------------------
           4              [ ]
           -------------- ------------- --------------------------------------------
           5              [ ]           [ ]
           -------------- ------------- --------------------------------------------
           6              [ ]
           -------------- ------------- --------------------------------------------
           7              [ ]           [ ]
           -------------- ------------- --------------------------------------------
           8              [ ]
           -------------- ------------- --------------------------------------------
           9              [ ]           [ ]
           -------------- ------------- --------------------------------------------
           10             [ ]
           -------------- ------------- --------------------------------------------



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TABLE 6-2  SIGNETICS IIC PIN ASSIGNMENTS


           -------------- -------------------------
           PIN            SIGNAL
           -------------- -------------------------
           1              [ ]
           -------------- -------------------------
           2              [ ]
           -------------- -------------------------
           3              [ ]
           -------------- -------------------------
           4              [ ]
           -------------- -------------------------
           5              [ ]
           -------------- -------------------------
           6              [ ]
           -------------- -------------------------
           14             [ ]
           -------------- -------------------------
           15             [ ]
           -------------- -------------------------
           17             [ ]
           -------------- -------------------------
           18             [ ]
           -------------- -------------------------
           20             [ ]
           -------------- -------------------------

         IIC PWB connector - HIF 3BA-20PA-2.54DSA
         RS-422 PWB connector - Hirose HIF 3BA-10PA-254DSA

6.8 MENU DEFINITION

The following definition is a general overview of the default definition provided by Kentek. It may be changed by modifying the control program residing on disk.

NOTE - THIS SECTION IS STILL UNDER DEVELOPMENT AND IS SUBJECT TO SIGNIFICANT
       CHANGE.

6.8.1 READY STATE

The default state is Ready state. In this state, the following messages may be displayed:

         READY
         REMOVE PRINTS
         PAPER SIZE - (new paper size inserted)
         PAPER JAM - (location)
         ADD PAPER - (cassette)
         ADD TONER
         XXX - (error message, where xxx corresponds to the error code)

Depressing ON LINE from the ready state stops printing pages, and enters idle state. The controller will continue to receive data until the communications buffer is full.

Correcting any intervention condition while in ready state will immediately return to Online mode.

6.8.2 MENU STATE

To select an option from the menu, use the UP and DOWN keys to move the option to the top line of the display. Press Right Arrow to select the desired option.

     READY                   Return to ready state.
     CONFIGURATION           See below
     DIAGNOSTICS             Upon selection, service diagnostics mode will be
                             entered (see below).


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6.8.3 CONFIGURATION MODE

This state enables the operator to edit, save, print, and execute various printer emulation and communications settings. In the default configuration mode provided by Kentek, a page will print displaying configuration mode options and key functions upon entering this mode.

6.8.4 SERVICE DIAGNOSTICS MODE

Diagnostics mode allows service personnel to access diagnostic software to analyze the printer's operating condition. The keys have the following definition while in this mode.

         MENU                - Enters/Exits Menu mode
         Down Arrow          - increment to the next procedure
         Up Arrow            - decrement to the previous procedure
         Right arrow         - Select a menu option
         Left Arrow          -
         ONLINE              - no operation
         FORM FEED           - no operation
         STATUS              - no operation

For safety reasons, service documentation is required to use this mode. No help or prompting will be provided on the menu.















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7. Optional Accessories

7.1 2500 SHEET FEEDER

This input unit is designed to reduce the operator workload for high usage environments and to allow additional paper selection options for special printing needs. This unit replaces the lower cassette. Labels, transparencies, card stock, and envelopes may not be fed from the lower input.

7.1.1 CAPACITY

          --------------------------- ---------------- ------------------------
          INPUT                       CAPACITY         PAPER SIZES
          --------------------------- ---------------- ------------------------
          Hopper                      2500 (20 lb.)    A4, Letter, Legal
          --------------------------- ---------------- ------------------------

7.1.2 PAPER FEED RELIABILITY

Paper path reliability criteria described previously apply when this unit is installed.

7.1.3 VOLTAGES

The HCI has a universal power supply for

         100-127V        50/60 Hz with UL, CSA, FCC agency marks

         200-240V        50/60 Hz with TUV-GS, FTZ agency marks.

All K40D safety approvals apply.

7.1.4 DOCUMENTATION

User documentation is shipped with the unit. It should be added to the K40D User Guide when the unit is installed.

7.2 ENVELOPE FEEDERS

7.2.1 75 ENVELOPE CASSETTE

The Envelope Cassette holds 75 - 100 envelopes and has continuously adjustable envelope guides for feeding any envelope within the maximum and minimum size limitations. Input capacity varies as a function of the paper basis weight and envelope flatness. The specifications above were determined using commonly available standard size envelopes consisting of the basis weight range shown below.

The Envelope Cassette is the same size as the standard A4/letter secondary (upper) paper cassette and is installed in place of the upper cassette. It is purely mechanical - no external electrical power source is required. Diagrams for loading instructions are molded into the cassette. No additional documentation is required.


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7.2.2 ENVELOPE SPECIFICATIONS

          --------------------------- --------------------- --------------------
                                      MINIMUM               MAXIMUM
          --------------------------- --------------------- --------------------
          Envelope Width              98 mm                 165 mm
          --------------------------- --------------------- --------------------
          Envelope Length             210 mm                250 mm
          --------------------------- --------------------- --------------------
          Basis weight                20 lb.                28 lb.
          --------------------------- --------------------- --------------------
          Input Capacity              75 envelopes          100 envelopes
          --------------------------- --------------------- --------------------
          Output Capacity             -                     75 envelopes
          --------------------------- --------------------- --------------------

Envelope commands have been added to the LN03+, HP IID, HP IIID (PCL5), and PostScript emulations.

The emulations will handle the following explicit size commands:

                   ----------------------------- -------------------------------
                   Commercial 9                  3.88" x 8.88"
                   ----------------------------- -------------------------------
                   Commercial 10                 4.13" x 9.5"
                   ----------------------------- -------------------------------
                   Commercial 11                 4.5" x 9.5"
                   ----------------------------- -------------------------------
                   International DL              110 x 220 mm
                   ----------------------------- -------------------------------
                   International C5              162 x 229 mm
                   ----------------------------- -------------------------------
                   PostFix                       114 x 229 mm
                   ----------------------------- -------------------------------
                   6.5x9.5                       6.5" x 9.5"
                   ----------------------------- -------------------------------

A Letter size envelope command is available to print on arbitrary size envelopes without interference from the clipping window.

7.2.3 PRINT QUALITY AND PAPER FEED RELIABILITY

Paper path reliability criteria and print quality described in Section 10 apply when this cassette is installed, except for the following:

     INFORMATION LOSS

     Degraded print quality may occur within 10 mm of the leading edge and sides of the envelope and within 25 mm of the trailing edge.

     SKEW TOLERANCE

     Skew is less than 1 mm in 80.7 mm relative to the leading edge.

     REGISTRATION TOLERANCE

     Registration at the leading edge will be within +/- 3 mm.

     OPTICAL DENSITY

     Optical density will be greater than 1.1 nominal, measured as described in section 10.

     FUSE GRADE

     Less than 10% image density reduction will occur by rubbing as described in section 10.

     JAMS

     For the low capacity feeder, fewer than 1 jam per 200 envelopes fed will occur at 60% relative humidity.


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Note: The following specifications are goals pending completion of jam rate testing.

            --------------------------------------------------------------
                                                   Non-sulfite Environment
                            Sulfite Environment      (cotton or recycled)
            Weight          Best       Degraded        Best     Degraded
            ------------ ---------- --------------- ---------- -----------
            20 lb.          500          400           400        400
            ------------ ---------- --------------- ---------- -----------
            24 lb.          600          400           500        500
            ------------ ---------- --------------- ---------- -----------
            28 lb.          500          400           400        400
            ------------ ---------- --------------- ---------- ------------

WRINKLES

Fewer than 1 wrinkle (of length 20 mm or greater) per 100 envelopes fed will occur at 60% relative humidity.

MISCELLANEOUS DEFECTS

Multisheet feeds, bent corners, folds, wrinkles, loss of collation or other physical damage shall be less than 1 in 30 envelopes fed for the best operating environment and 1 in 15 for the operational environment.

7.3 1400 SHEET STACKER

Due to paper exit speed differences between the K30 and K40D, the 1400 Sheet Stacker will be modified to work on the K40D and will be downward compatible with the K30. The differences between the two models is 2 gears.


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                                   [GRAPHIC]

                         FIGURE 7-1: 1400 SHEET STACKER


7.3.1 CAPACITY

The 1400 Sheet Stacker consists of a single hopper with a capacity of 1400 sheets of A4, Legal or letter size paper.


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7.3.2 RELIABILITY

7.3.2.1 PAPER PATH RELIABILITY

Paper path reliability criteria described previously apply when this unit is installed.

7.3.2.2 STACK RELIABILITY

The primary concern in stacking is separation of jobs in the output tray. Nominal job separation is 12 mm. 98% of all adjacent jobs should be readily separable with a minimum of 4 mm offset between all sheets in two adjacent jobs. Additionally, the stack of any individual job should be contained within a window specified in the table below:

TABLE 7-1 STACKER RELIABILITY

          ---------------------- -------- -------- ---------- ---------- ---------- ---------- ----------
                                   Window axis     Defect rate per 100   % Jobs       Stack      Misc.
               Paper type         Short    Long      Short      Long     in spec.    Height     Defects
          ---------------------- -------- -------- ---------- ---------- ---------- ---------- ----------
          Xerographic letter     4 mm     10 mm        1          3         97%          1500     1/1500
          (best environment)
          ---------------------- -------- -------- ---------- ---------- ---------- ---------- ----------
          Xerographic letter     6        10           2          5         90           1200      1/750
          (degr. environment)
          ---------------------- -------- -------- ---------- ---------- ---------- ---------- ----------
          Xerographic other      4        10           1          3         96            800     1/1500
          (best environment)
          ---------------------- -------- -------- ---------- ---------- ---------- ---------- ----------
          Xerographic other      6        10           2          5         90            800      1/750
          (best environment)
          ---------------------- -------- -------- ---------- ---------- ---------- ---------- ----------
          Non-xerog. letter      4        10           2          5         97           1200     1/1500
          ---------------------- -------- -------- ---------- ---------- ---------- ---------- ----------
          Non-xerog. other       6        10           2          5         90            800     1/1500
          ---------------------- -------- -------- ---------- ---------- ---------- ---------- ----------
          Card stock             6        10           3          5         85            300     1/1500
          ---------------------- -------- -------- ---------- ---------- ---------- ---------- ----------
          OHP (foils)            6        10           3          5         90            300     1/1500
          ---------------------- -------- -------- ---------- ---------- ---------- ---------- ----------
          Labels                 6        10           3          5         90            300      1/750
          ---------------------- -------- -------- ---------- ---------- ---------- ---------- ----------

In the table above, the percentage of jobs in the specified criteria refer to the total number of jobs in a test, not just to a specific stack. Paper weights supported are 75 - 90 g/m(2) (20 - 24 lb.) except as noted. Non-xerographic paper is not recommended outside the best performance environment.

7.3.3 VOLTAGES

The 1400 Sheet Stacker has a universal power supply for:

     100-127V       50/60 Hz       with UL, CSA, FCC agency marks

     200-240V       50/60 Hz       with TUV-GS, FTZ agency marks.

All K40D safety approvals apply.

7.3.4 DOCUMENTATION

User documentation is shipped with the unit. It should be added to the K40D User Guide when the unit is installed.


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8. SUPPLIES

As part of the K40D program, a number of changes are being implemented in the Supplies area. These include the implementation of serialization for the developer and photoconductor assemblies and new designs for the fuser. Significant effort is being put into extended the yield of all supplies except toner. The result is a new line or supplies called "XL" for Extended Life.

The K40D will also be configured such that supplies are no longer inserted into the printer prior to shipment from Japan (or other Kentek facilities). Instead, they will be contained in a separate `Starter Kit.' The Starter Kit carton will be designed with the same foot print as the printer carton, allowing the two to be strapped together for shipment to the end-user.

8.1 SERIALIZATION

The major enhancement for K40D is support for the use of serialized supplies. Initially, the developer and photoconductor will support this feature. Each of these assemblies will include a computer-readable serial number tag. The printer AVPCL reads the unique electronic serial number of each serialized supply after power up, after a cover is opened or closed and at periodic intervals during power-on. If the serial number has been changed, the date and time of the change, the usage count, and the new serial number will be logged to non-volatile RAM on the AVPCL and to the printer's hard disk. This information will be accessible from the front panel so that customers or service personnel may inspect it. Also, the printer displays warning messages on the operator panel as a supply approaches its rated life and once the rated life has been exceeded. Supplies with this serialization and counter capability are also known as `SmartSupplies'.

The serializer chip has enough memory (battery backed-up) to contain a number of fields of information. Information stored in the supply's memory includes a serial number, a printer-compatibility code, a supply-compatibility code (to determine compatibility between the developer and photoconductor), factory-set life limits in both cycles and images, and variable fields for current cycle and image counts. The AVPCL reads and writes serializer information and RIGS software code interprets and presents it to the user.

Because supplies, especially PC frames, are often swapped between printers, the usage count is stored in non-volatile RAM on the supply. This count will be the one used to determine the life of the supply.

In order to ensure that this enhanced functionality is operable, non-serialized supplies (developers and photoconductors) will not be supported in K40D.

The table below describes which supplies will support serialization and K30/K31 compatibility.

TABLE 8-1 SUPPLY COMPATIBILITY

         ------------------------ ----------------- ---------------- --------------------- --------------------
                                                                     DOWNWARD COMPATIBLE    UPWARD COMPATIBLE
                                   SERIAL NUMBER      PRINT COUNT         TO K30/K31          FROM K30/K31
         ------------------------ ----------------- ---------------- --------------------- --------------------
         Toner                           No               No                 Yes                   Yes
         ------------------------ ----------------- ---------------- --------------------- --------------------
         K40D XL PC frame               Yes               Yes                 No                   No
         ------------------------ ----------------- ---------------- --------------------- --------------------
         K40D XL Developer              Yes               Yes                 No                   No
         ------------------------ ----------------- ---------------- --------------------- --------------------
         XL Fuser                        No               No                 Yes                   Yes
         ------------------------ ----------------- ---------------- --------------------- --------------------
         XL Cleaner                      No               No                 Yes                   Yes
         ------------------------ ----------------- ---------------- --------------------- --------------------
         Main charger                    No               No                  No                   No
         ------------------------ ----------------- ---------------- --------------------- --------------------
         Transfer charger                No               No                 Yes                   Yes
         ------------------------ ----------------- ---------------- --------------------- --------------------


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8.2 SUPPLY YIELDS

K40D is designed for customer replacement of the following supplies at regular intervals. These supplies and their receptors provide convenient access and replacement, positive installation, and contamination free replenishment. Supply life is a factor of many variables and the following expected life figures are subject to a number of qualifiers as defined below and should be averaged over a number a number of supplies, not on an individual basis. All expected life figures are calculated for an average print coverage of 4% and duty cycle of 80%. Higher average coverage will decrease yields for all supplies.

TABLE 8-2 XL SUPPLY REPLACEMENT INTERVALS

------------------------------------------ ---------------------- --------------- -------------- ---------------
SUPPLY                                                                IMAGES         CYCLES         QUANTITY
------------------------------------------ ---------------------- --------------- -------------- ---------------
Toner (4% coverage)                           Nominal setting          17K             N/A        1 cartridge
                                              Darker setting           14K                        1 cartridge
                                              Lighter setting          TBD                        1 cartridge
------------------------------------------ ---------------------- --------------- -------------- ---------------
Standard Photoconductor                                                80K            100K             1
------------------------------------------ ---------------------- --------------- -------------- ---------------
XL Photoconductor & Main Charger                                       200K           250K             1
------------------------------------------ ---------------------- --------------- -------------- ---------------
XL Cleaning Unit                                                       400K           500K             1
------------------------------------------ ---------------------- --------------- -------------- ---------------
XL Fuser                                                               200K            N/A             1
------------------------------------------ ---------------------- --------------- -------------- ---------------
Envelope Fuser *                                                       50K             N/A             1
------------------------------------------ ---------------------- --------------- -------------- ---------------
XL Developer Unit                                                      600K           600K             1
------------------------------------------ ---------------------- --------------- -------------- ---------------

8.2.1 TONER YIELDS

Toner density will be controllable from the operator panel, with the operator being able to select several settings above and below a nominal state. A K40D developer will be shipped with the density setting in the nominal position. Those customers wishing to increase image density in graphics applications may change the developer to a darker setting with possibly a decrease in toner yield. The user can also adjust the setting to a lighter setting, resulting in lighter image and lower toner usage.

Toner yield was measured experimentally for primarily text pages at 4% coverage. Yield varies with the type of coverage (thin lines and text use more toner than large fill areas) and environment (image density decreases in hot/dry conditions). This yield variation is different for the K toner used in K40D/K30 than previous Kentek toners, so customers may experience different yields between K40D and older printers in the same environment.

The increase in toner usage for thin line features is caused primarily by the fact that each pixel is round and approximately 50% larger in diameter than the rectangular addressed area, so that pixels completely fill the rectangle area and overlap each other on the top and bottom and each side. All printer using round pixels (laser or LED) will experience this phenomenon. Additional variance is caused by electrostatic effects.

8.2.2 PHOTOCONDUCTOR AND DEVELOPER YIELDS

Photoconductor and Developer life is determined by the number of cycles (rotations) of the photoconductor belt. The number of cycles the photoconductor goes through is generally higher than the number of images printed. This is due to the fact that the printer cycles several times prior to printing the first page and also needs to cycle periodically during periods of printer inactivity. Because components wear corresponding to the number of machine cycles rather than the actual number of images printed, yields for all supplies (other than toner) assume at least an 80% duty cycle (images/cycles). The table above shows expected lives in both images and cycles. Supply life is specified as meeting either the maximum image or cycle count, whichever one comes first. Thus, in a low duty cycle environment where the printer is not used fairly continuously or most print jobs are short, consisting of only a page or two, the maximum cycle life will be reached well before the maximum image count.


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Other factors that impact supply life include image density and coverage, and media type. Expected life figures are based on the use of standard paper that meets or exceeds the media specifications defined in section 3. Other media, such as envelopes for example, will lower the life considerably.

Life is also limited by shelf life. For example, items such as photoconductors fatigue after installation even if the printer is not used. Refer to section 8.3 for more details.

Use of non Kentek-approved third-party ("clone") supplies will invalidate the printer and any supply warranties.

8.3 STORAGE AND SHELF LIFE

The following are recommended maximum shelf lives for unopened supplies. Weights shown are approximate and include packaging.

          ------------------------ ---------- -----------------
                                    WEIGHT       SHELF LIFE
          ITEM                       (KG)         (MONTHS)
          ------------------------ ---------- -----------------
          Toner (2 cartridges)        1.4            60
          ------------------------ ---------- -----------------
          Photoconductor              2.3            12
          ------------------------ ---------- -----------------
          Developer Unit              5.9            60
          ------------------------ ---------- -----------------
          Cleaner Unit                1.4        indefinite
          ------------------------ ---------- -----------------
          Fuser                       3.6        indefinite
          ------------------------ ---------- -----------------

Toner and developer shelf life depend on storage temperature; see section 13.2 for details.

8.4 TONER CARTRIDGE COMPATIBILITY

K40D uses the same toner ("K" toner) as K30. The toner in K40D may be incompatible with the toner used in some older printers. For this reason, interlock tabs have been added to the toner cartridges with matching slots in the developer as shown below. In this way, the customer is assured that the toners cannot be intermixed.



                                   [GRAPHIC]

              FIGURE 8-1: TONER LOCKOUTS (EXAGGERATED FOR CLARITY)

Toner and developers are also color coded with small labels on the front of each:

     o    Yellow - A toner (IBM, some K3/K4)
     o    Blue - C toner (K3/K4)
     o    Red - K toner (K30/K31/K40D, IBM 3930)
     o    Green - MICR toner (K31)

MICR TONER IS UNDER DEVELOPMENT ON THE K31 AND MAY BE SUPPORTED BY K40D


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9. DOCUMENTATION

9.1 USER MANUALS

Significant changes are required for K40D printers. As part of the required documentation effort, the manuals are being restructured to be more modular. The traditional Guide to Operations is being split into a User's Guide and a Reference Guide. A pocket attached to the rear cover of the printer will be capable of holding the manuals.

     User's Guide (p/n 81250001 - Phase 0 software, 90000028 - Phase 2 software)

         Shipped with each standard K40D printer. The Users Guide teaches the printer operator how to operate the printer, load paper and media, troubleshoot basic printer problems such as clearing paper jams and replacing printer toner.

     Reference Guide (p/n 81250004 - Phase 0 software, 90000027 - Phase 2 software)

         Shipped with each standard K40D printer. The Reference Guide is a reference resource provides an overview of the printer's components, outlines power and operating environment requirements, lists error codes, and provides all instructions necessary to properly install and configure the printer, run test prints, replacing supplies, and begin operations. Also includes guidelines for choosing suitable media and storing paper.

     Quick Reference Card (p/n 81250003)

        Included in a plastic pouch on the back of each printer, provides a concise summary of basic printer operation.

Maintaining a set of manuals on the printer hard disk in a ready-to-print format, such as PCL or Post Script, is being considered. This would allow the user to bring all or portions of the documentation on-demand.

9.2 SERVICE MANUALS

     Field Service Manual (p/n 81250002)

         Contains technical information allowing Service Engineers to diagnose, repair, and maintain the printer. Detailed step by step
         Troubleshooting Analysis Guides (TAGs) are provided to aid the technician in resolving machine check error codes, print quality problems, and other printer malfunctions. Also includes a replacement parts catalogue and part removal and reinstallation procedures.


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10. PRINT QUALITY

10.1 INTRODUCTION

10.1.1 SCOPE

The requirements described here define print quality limits to which printers are to be manufactured and perform throughout their life.

10.1.2 DEFINITIONS

All dimensions are expressed in millimeters except domestic paper sizes and picture element (pel) density. Inch dimensions appear in parenthesis.

Two print directions are defined for this product, the process direction and the LED array direction. Process direction is parallel to photoconductor and paper movement direction. The LED array direction is 90 degrees to the process direction. (parallel to leading edge of the paper).

10.1.3 GENERAL REQUIREMENTS AND RESTRICTIONS

Print quality shall only be evaluated on machines operating within specification limits and maintained according to replacement and service intervals.

Print quality is guaranteed for environmental conditions remaining in the best operating region described in section 4.1.1. The printer will continue to print legibly in the degraded print region.

Loss of information may occur within 4.2 mm (0.165") of any paper edge. Within 10 mm (0.4") of any paper edge normal text will be readable but optical density may be reduced.

All print quality measurements shall be made immediately after a print is made.

Print quality test masters resident in the machine shall be used to evaluate print quality.

Print quality shall be evaluated using Kentek approved papers. The use of other papers could result in degraded print quality. The following brands of xerographic bond paper qualify as standard paper for print quality testing:

                  Xerox 4024
                  IBM MSP
                  Komine BM

10.2 PRINT QUALITY REQUIREMENTS

The following specifies the print quality parameters and their requirements.

10.2.1 OPTICAL DENSITY

The nominal optical density is designed to be 1.40. Black patches (5 x 5 mm to 40 x 40 mm) on each page shall have a average optical density of 1.35, a minimum of 1.20, and a standard deviation less than 0.07, as read with a Macbeth RD 912 densitometer, a Gardner reflectometer, or other approved densitometer or reflectometer, in the best operating environment. In the operational environment and/or with the developer TPS target setting in the "Toner Saver" setting, the average optical density may fall to 1.2 with a minimum of 1.1.


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The printer will meet the following requirements for documents with 100% black area coverage:

     -    a minimum of ten pages with 100% black coverage without error

     - stable recovery to normal operation will occur within 100 normal (4% coverage) pages

     -    there will be no damage to machine components.

10.2.2 BACKGROUND

Background measurement is very sensitive and must be taken immediately after the test pattern sample is printed. All print free (white) areas will have a maximum background of .8% The background reading is the ratio of the difference in reflection readings at a given print free area immediately before and after printing to the reading immediately before printing.

10.2.3 REGISTRATION

Registration shall be evaluated at the process direction leading paper edge and the LED array direction at the paper edge. Registration gauged from paper edge to registration mark on the print master shall not vary more than +/-1.5 mm. Front to rear misalignment in the process direction for duplex pages (K40D) will not exceed 2 mm, provided the paper is within 1 mm of nominal length.

10.2.4 SKEW

Skew shall be evaluated by examining the slope of the nearest vertical or horizontal line from a page side, the slope (or skew) shall be less than tan(X) = 0.0035 (0.039"/11"), or .2 degrees.

10.2.5 STROKE WIDTH

Stroke width will be evaluated from photomicrographs or with an approved image analyzer. Stroke width is defined as the average distance between 60% points of the average white-black-white transition. Vertical and horizontal strokes shall be evaluated by measuring the vertical and horizontal legs of the printed L's on the print master. Stroke widths of one pel and two pels are specified below. Vertical to horizontal ratio shall be calculated by:

         (smaller measurement/large measurement) x 100%

and may not be less than 80%. This requirement does not permit measurements to violate width requirements.

RESOLUTION

       ----------- --------------- ---------- --------------- ----------
                   ONE PEL STROKES            TWO PEL STROKES
                   MIN.            MAX        MIN.            MAX
       ----------- --------------- ---------- --------------- ----------
       240         0.08            0.16       0.20            0.30
       ----------- --------------- ---------- --------------- ----------
       300         0.06            0.13       0.16            0.24
       ----------- --------------- ---------- --------------- ----------
       400         0.04            0.10       0.12            0.18
       ----------- --------------- ---------- --------------- ----------
       600
       ----------- --------------- ---------- --------------- ----------

10.2.6 RESOLUTION

Maximum resolution possible with the 240 pel per inch printer is 4.72 line pairs per mm.

Maximum resolution possible with the 300 pel per inch printer is 5.91 line pairs per mm.

Resolution shall be evaluated by examining the line pair resolution targets on the print master with a magnifier or with an approved image analyzer. With the magnifier, all lines shall be distinguishable (look separated).


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10.2.7 LINE STRAIGHTNESS

Line straightness shall be evaluated by visual examination. The vertical and horizontal lines on the print master (skew eliminated) shall be evaluated. The lines will reveal no obvious misplaced pels or obvious undesirable "waviness".

10.2.8 MAGNIFICATION

Magnification must be measured immediately after the print is made. Magnification shall be evaluated by measuring the overall length of the printed bars at the side (process direction) and at the bottom (LED array direction) of the print master.

10.2.8.1 PROCESS DIRECTION

Overall length of process direction bars measured between end bar centerlines shall be 228.0+/-2.28 mm (1.0%) for nominal line frequency.

10.2.8.2 LED ARRAY DIRECTION

Overall length of LED array direction bars measured between end bar centerlines shall be 152 +/- 0.7 mm (0.5%).

10.2.9 FUSE GRADE

Fuse grade shall be evaluated with Kentek fuse grade measurement equipment by comparing the original optical density measurement of print master black patches to those which have been rubbed by a LION #PL-501 or similar eraser for 3 strokes of one kilogram force. The original optical density shall not be reduced by more than 10% in the rubbed area. In addition there should be no areas of unfused toner on the sheet. This applies to 60 to 90 g/m(2) paper.

10.2.10 IMAGE UNIFORMITY

Process perturbations such as velocity perturbations or print head non-uniformity can result in undesirable print pattern modulations. Image uniformity will be evaluated by comparing:

         1) 60 Line/inch Horizontal Line Print

         2) All Black Print

         3) Vertical Line Print

with reference masters. Printed image uniformity shall be equal to or better than the reference masters and shall not result in detectable growth or shrinkage of text when text aligns with the shock perturbation.

Image uniformity for the all black page assumes surface coverage of no more than 70% for a letter size page, which is equivalent to a black letter size page with
 .75" white borders.


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10.2.11 SPOTS AND VOIDS

DEFINITIONS

        ------------------------ ----------------------- -----------------------
                                 SMALL                   LARGE
        ------------------------ ----------------------- -----------------------
        Black Spots              0.13 to 0.25 mm         >0.25 to 0.50 mm
        ------------------------ ----------------------- -----------------------
        White Voids              0.25 to 0.50 mm         >0.50 to 1.00 mm
        ------------------------ ----------------------- -----------------------
        Black Lines              0.25 to 1.50 mm         >1.50 to 3.00 mm
        ------------------------ ----------------------- -----------------------
        White Lines              0.25 to 3.00 mm         >3.00 to 6.00 mm
        ------------------------ ----------------------- -----------------------

Black spots are defined as defects with a minor dimension (width) greater than
0.15 mm.

Black lines are defined as defects with a minor dimension (width) less than or equal to 0.15 mm.

White voids are defined as defects with a minor dimension (width) greater than
0.20 mm.

White lines are defined as defects with a minor dimension (width) less than or equal to 0.20 mm.

Allowable level of repeated black spots:

     - Maximum of 3 large black spots are allowed per page, with a maximum of 1 large spot within any 25 x 25 mm square on the page.

     - Maximum of 6 small black spots are allowed per page, with a maximum of 2 small spots within any 25 x 25 mm square on the page.

Allowable level of combination large and small black defects:

     - Maximum of 2 large black and 4 small black defects are allowed per page, or 1 large black with 5 small black defects per page.

     - Black spots larger than 0.50 mm are not allowed. Black spots smaller than 0.13 mm must meet background criteria. Black lines longer than
          3.00 mm are not allowed.

Allowable level of white voids:

     - Maximum of 6 large white voids are allowed per page, with a maximum of 2 voids within any 25 x 25 mm square.

     - Maximum of 10 small white voids are allowed per page, with a maximum of 3 voids within any 25 x 25 mm square.

Allowable level of combination large and small white defects:

     - Maximum of 5 large and 1 small, or 4 large and 3 small, or 3 large and 5 small, or 2 large and 7 small, or 1 large and 9 small white on black defects per page.

     - White spots larger than 1.00 mm or white lines longer than 6.00 mm are not allowed.

10.2.12 CLEANING RESIDUAL

Cleaning will be considered satisfactory if various widths of full page process direction straight lines are not visible on the next available image panel (1.5 sec. at 40 ppm) print. (The test print should be printed with large amounts of white in the previously lined areas)

10.2.13 CORONA STREAKS

Corona streaks (light vertical streaks) which are visible in all-black areas will be evaluated by examining a page filled with normal text. Corona streaks will be considered unacceptable if they cause perceptible density variations on the text page.


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10.2.14 BEAD OR TONER CARRY-OUT

Prints will show no evidence of developer bead or toner carry-out. The carry-out will be evaluated by examining the 60-lines-per-inch master for small random void areas or black spots. Prints shall not show evidence of small random void areas.

10.2.15 SPEW

Extra toner at edges of text or images shall be no worse than the standard master.

10.2.16 KEYSTONING

Un-developed areas at the boundary of a filled area shall be no worse than the standard masters.

10.2.17 PERMISSIBLE PRINT QUALITY DEFECTS

Print quality defects that fail to meet the above requirements are permitted to the extent that the sum of all defects are within the burst and random defect rates specified below.

10.2.17.1 BURST DEFECTS

Bursts are infrequent occurrences of several consecutive prints with defects. A repair action will be initiated during testing when burst defects exceed the following limits:

          --------------------------- ---------------------------------
          LENGTH OF BURST             ALLOWABLE NUMBER PER 1000
          --------------------------- ---------------------------------
          3 to 10                     3
          --------------------------- ---------------------------------
          11 to 20                    1
          --------------------------- ---------------------------------
          >=20                        0
          --------------------------- ---------------------------------

10.2.17.2 RANDOM DEFECTS

Random defects are infrequent occurrences of defects which do not occur in bursts.

10.2.17.3 TOTAL RANDOM AND BURST DEFECTS

The total level of out-of specification random plus burst prints will be limited to 5% (50/1000) when averaged over 1,000 prints.


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11. SERVICEABILITY

11.1 ADJUSTMENTS

No field adjustments are required. All factory adjustment points are disabled.

11.2 CLEANING AND MAINTENANCE

11.2.1 CLEANING

The following areas need cleaning at the specified intervals. Cleaning is intended to be performed by the customer.

          ----------------------------------- --------------------------
          AREA                                INTERVAL
          ----------------------------------- --------------------------
          Printhead Selfoc Surface            25Kimages
          ----------------------------------- --------------------------
          Transfer Corona Grid                25K
          ----------------------------------- --------------------------
          Erase Lamp Cover                    25K
          ----------------------------------- --------------------------
          Toner Patch Sensor (TPS)            25K
          ----------------------------------- --------------------------

11.2.2 PERIODIC LUBRICATION

Lubrication of the main gear by service personnel may be required to reduce audible noise but is not necessary to insure reliability.

11.2.3 SPECIAL TOOLS

No special tools are required by customers for any customer operation. Some special cleaning materials such as cotton swabs are provided in the supply packaging.

Please see the K40D Printer Field Service Manual for tools required by service personnel.

11.2.4 PREVENTATIVE MAINTENANCE

A tune-up kit is provided for replacement of long life components in the paper path. This kit includes

     Roller Assembly - secondary feed
     Roller Assembly - primary feed
     Roller Assembly - secondary pick
     Roller Assembly - primary pick
     Roller Assembly - timing
     Roller Assembly - exit
     Transfer Corona Assembly
     Roller Assembly - upper paper guide
     Brush - upper static
     Brush - lower static
     Label - kit installed
     Installation instructions


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This kit will typically need to be installed after about 1 million prints to insure low jam rates. Conceptually, this kit could be installed by the end user, but is typically installed by field personnel.

11.3 DIAGNOSTICS

11.3.1 POWER ON DIAGNOSTICS

At power on reset (POR) time a complete diagnostic check is run on both the printer and controller. Any errors detected preventing normal operation are recorded on diskette and a machine check message or code will appear on the operator panel if possible. With aid of the operator's guide of the field service manual, the message will direct the operator or field service representative to the failing unit. The following areas are checked during POR diagnostics:

     Printer Control Logic (AVPCL) electronics and memory

     Print Engine Mechanisms (AVPCL)

         Toner supply
         Fuser temperature
         Covers closed
         Paper supply
         Paper jam
         Motor rotation
         Jogging tray action

     Diskette Drive and status (Controller - standard printer only)

     Controller electronics and memory (Controller - standard printer only)

     Communications I/O cards (Controller - standard printer only)

The board listed in parenthesis next to each area is responsible for that area's diagnostics.


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12. Line Power Requirements

12.1 VOLTAGE AND FREQUENCY

The K40D uses common AC and DC supplies for all voltages. Voltage is selected with a configuration plug on the AC supply and a switch setting on the DC supply during manufacture or field installation. Six different voltage settings are possible on the AC supply:

          -------  ----------  ------------  ---------------  --------------
          VOLTAGE  FUSER TYPE  FREQUENCY     SAFETY MARKS     EMI MARKS
          -------  ----------  ------------  ---------------  --------------
          100V     100-127V    50, 60 Hertz  UL, CSA, TUV-GS  FCC, CE, VCCI
          -------  ----------  ------------  ---------------  --------------
          120V     100-127V    60 Hz         UL, CSA, TUV-GS  FCC, CE, VCCI
          -------  ----------  ------------  ---------------  --------------
          200V     200-240V    50, 60 Hertz  UL, CSA, TUV-GS  FCC, CE, VCCI
          -------  ----------  ------------  ---------------  --------------
          220V     200-240V    50, 60 Hertz  UL, CSA, TUV-GS  FCC, CE, VCCI
          -------  ----------  ------------  ---------------  --------------
          230V     200-240V    50, 60 Hertz  UL, CSA, TUV-GS  FCC, CE, VCCI
          -------  ----------  ------------  ---------------  --------------
          240V     200-240V    50, 60 Hz     UL, CSA, TUV-GS  FCC, CE, VCCI
          -------  ----------  ------------  ---------------  --------------

Voltage tolerance is +/- 10%. Frequency tolerance is +/- 10%. The use of DC motors throughout the K40D eliminates any line frequency dependencies.

To minimize stocking requirements at both Kentek and customer warehouses, the K40D will be offered in two models:

          ---------------------- ---------------------- ---------------------
          MODEL                  VOLTAGE RANGE          FREQUENCY
          ---------------------- ---------------------- ---------------------
          120V                   100-127 V              50, 60 Hertz
          ---------------------- ---------------------- ---------------------
          230V                   200-240 V              50, 60 Hz
          ---------------------- ---------------------- ---------------------

Each voltage configuration model will come configured to the voltage for that model (120V or 230V), with enough extra plugs to cover other voltages in its stated range. In the case of the 120V model, this means including the 100V plug and in the case of the 230V model, this means including plugs for 200V, 220V and 240V operation. A power cord is provided for North American 120V models only. Power cords for other models are supplied by the customer at time of installation.

12.2 POWER CONSUMPTION

        Power:        less than 1.44 kVA (120 V)
        Current:      less than 12 A (120 V)

For the purposes of heating/cooling planning, nominal power consumption for a K40D in an office environment are shown below. Actual consumption varies with ambient temperature and printing duty cycle.

        ----------- ---------- ---------------- --------------
        CONDITION   FUSER      CURRENT (AMPS)   POWER (KW)
        ----------- ---------- ---------------- --------------
        Standby     ON         9.42             1.13
        ----------- ---------- ---------------- --------------
        Standby     OFF        1.21             0.145
        ----------- ---------- ---------------- --------------
        Printing    ON         9.19             1.10
        ----------- ---------- ---------------- --------------
        Printing    OFF        1.8              0.216
        ----------- ---------- ---------------- --------------

The fuser is maintained at constant temperature when the printer is powered on in READY mode, even when not printing, in order to be immediately ready for the first page of a print job. The fuser is ON approximately 10%


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of the time at 70 deg. F while the printer is idle. Peak inrush current is considerably higher than shown for a fraction of a cycle.

12.3 TIMING

12.3.1 POWER OFF CYCLE TIME

The printer control electronics are designed to reset whenever the +5V supply drops below an operational level for any length of time. After reset, the printer executes a cold start.

12.3.2 COLD START WARM UP TIME

The time from power on of a cold printer (15 deg. C) to the printer ready condition is less than 6 minutes.

12.3.3 TIME TO FIRST PRINT

The time from pickup roller select to paper in the exit tray is less than 30 seconds for letter size paper in simplex mode for any standard input.


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13. Environmental Specifications

13.1 OPERATING ENVIRONMENT

13.1.1 TEMPERATURE AND HUMIDITY

The printer is designed to operate in the following environments:

     Temperature                    15.6 - 32.2(degree)C (60 - 90(degree)F)
     Relative Humidity              12% - 75%RH
     Altitude                       0 to 2135 m (0 to 7000 ft.)
     Pressure Variation             +/- 2.6% at the installation altitude

                                    [GRAPHIC]

                     FIGURE 13-1: K40D ENVIRONMENTAL LIMITS

Printer operation outside of the recommended window above may result in degraded print quality and paper path reliability. See the appropriate specification section.

13.1.2 ACOUSTICS

Acoustic noise of K40D (with covers) is measured at one meter in any horizontal direction in accordance with ANSI S12.10-1985:

     Idle             <= 48 dBA
     Running          <= 55 dBA


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13.1.3 EMISSIONS

The printer does not emit any substance harmful to the environment or to human life. The following levels of emissions will not be exceeded at 100% duty cycle:

         Ozone                        .1 ppm   (In accordance with UL 1950)

         Inert or Nuisance Dust:

              Total Dust              15 mg/cubic meter

              Respirable fraction     5 mg/cubic meter

              (Measured in accordance with the Code of Federal Regulations, Labor 29 Part 1910.1000, Subpart Z, Table Z-3.)

13.2 SHIPMENT AND STORAGE ENVIRONMENT

13.2.1 TEMPERATURE AND HUMIDITY

The printer can withstand the following temperature and humidity ranges while packed for shipment. It is assumed that all supplies are removed from the printer and packaged separately.

           PRINTER

           ------------------ ---------------------------- --------------------
                              TEMPERATURE                  RELATIVE HUMIDITY
           ------------------ ---------------------------- --------------------
           Shipment           -40 deg. C  --- +60 deg. C   5% - 100%
           ------------------ ---------------------------- --------------------
           Storage            +1 deg. C --- +60 deg. C     5% - 80%
           ------------------ ---------------------------- --------------------

           Note: dry conditions (no condensation) must be maintained

           SUPPLIES

           ------------------ ---------------------------- --------------------- ------------
                              TEMPERATURE                  RELATIVE HUMIDITY     TIME
           ------------------ ---------------------------- --------------------- ------------
           Shipment           -40 deg. C  --- +50 deg. C   5% - 100%             45 days
           ------------------ ---------------------------- --------------------- ------------
           Storage            +1 deg. C --- +40 deg. C     5% - 80%              12 months
           ------------------ ---------------------------- --------------------- ------------
                              +1 deg. C --- +30 deg. C     5% - 80%              24 months
           ------------------ ---------------------------- --------------------- ------------

           Note: dry conditions (no condensation) must be maintained

If the printer is stored at temperatures greater than 40 degrees C, the toner may need to be replaced before using the printer. Once a supply is opened and installed in the printer, the standard printer operating environment must be maintained.

A NON-OPERATING SPECIFICATION FOR ALTITUDE IS NEEDED (15K FT.?)

13.2.2 MECHANICAL SHOCK AND VIBRATION

Please refer to the Kentek Packaging Specification for packaging, shock, and vibration details.

13.2.3 PAPER STORAGE

Paper should be stored in an environment as close as possible to the operational printer environment. If the temperature/humidity of the paper storage and printer operating environments are different, allow the paper to adjust to the operational environment before using. As a guideline, allow about 6 hours of acclimation for each 5.5 deg. C of temperature difference. Paper should not be placed or stored directly on the floor to prevent exposure to cold or wet floor surfaces.


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14. SAFETY AND AGENCY APPROVALS

K40D printers will have approval of all applicable agencies. The standard printer is designed to comply with the regulatory and safety requirements of UL, CSA, CE, and IEC. Compliance with all defined regulatory agencies is clearly indicated on the printer. A single label will be used on all printers, covering all voltage ranges.

The print engine only version will meet regulatory and safety requirements as a component. The OEM customer will be responsible for final agency approval.

14.1 SAFETY

Complies with the following safety standards:

     UL Specification 1950, "Information Processing and Business Equipment, 5th edition"

     CSA Standard C22.2-950, "Information Processing and Business Equipment"

         Note: CSA and UL test to a +6% -10% line voltage range.

     IEC 950, "Safety of Information Technology Equipment, including Electrical
         Business Equipment" (TUV-GS mark)

     European Norms EN 60 950 "Specification for Safety of Information
         Technology Equipment, Including Electrical Business Equipment", including Special National Conditions (Annex ZB and ZC) and the Low Voltage Directive 73/23/EEC (TUV-GS mark)

14.2 ELECTROMAGNETIC COMPATIBILITY

14.2.1 EMISSIONS

Complies with the following standards and regulations:

         FCC regulations part 15, Class A
         VCCI Class 1
         Canadian Department of Communications CRC 1374 (Not included on label) European Norms EN50081-1 and EN55022 (CISPR 22 Class A) (CE mark)

14.2.2 IMMUNITY

For AC line noise, surge immunity, electrostatic discharge rejection, and susceptibility, the printer will meet the requirements of:

     European Norms EN50082-1, "Electromagnetic Compatibility - Generic Immunity Standard" (CE mark)


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15. PHYSICAL SPECIFICATIONS

15.1 DIMENSIONS

These dimensions are for the K40D standard product with covers. All dimensions are in millimeters.

                                   [GRAPHIC]

                          FIGURE 15-1: K40D FRONT VIEW


                                   [GRAPHIC]

                           FIGURE 15-2: K40D TOP VIEW


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15.2 WEIGHT

The weight of the XS print engine with covers and controller is 69 kg (153 lb.).

15.3 SHIPPING DIMENSIONS

The boxed XS printer with covers and controllers (including pallet) has a shipping weight of 85 kg. (188 lb. and dimensions of 31" (776 mm) x 29" (730 mm) x 34" (845 mm) (LxWxH). The Supply Starter Kit carton footprint dimensions are the same as the printer carton and the height is 14". Shipping weight is 41 lb.

                                   [GRAPHIC]

                        FIGURE 15-3: K40D PRINTER CARTON


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K40D Product Specification                                           Version 2.5
--------------------------------------------------------------------------------


15.4 INSTALLATION SPACE REQUIREMENTS

The amount of space required to install a K40D depends on which options the printer is equipped with. The printer may be configured:

     1) With no options

     2) With or without a stand

     3) With or without a High Capacity Input unit

     4) With or without a High Capacity Output unit

A printer with no options requires the following space:

     Height:        1020 mm (40")          (To allow the top cover to open.)
     Floor Space:   1420 mm (56") wide     (To allow the paper trays to be
                                            unplugged)
                    1505 mm (59.5") deep   (To allow the front and rear covers
                                            to open)

Adding a printer stand requires:

     Height:        An additional 560 mm (22")
     Floor Space:   No Change

Adding a High Capacity Input Unit requires:

     Height:        No Change
     Floor Space:   An additional 590 mm (23.5") in width

Adding a High Capacity Input Unit requires:

     Height:        No Change
     Floor Space:   An additional 250 mm (10") in width

The above dimensions allow for both normal operation (adding paper, clearing jams, adequate air flow) and servicing (opening top, front, and rear covers). Please be aware that the HCI and HCO cannot be installed without the use of the stand which incorporates shelves for these units.

Combining the above dimensions into three common printer configurations yields the following space requirements:

       ------------------------------ ---------------------- ---------------------- ----------------------
       Printer Configuration           Height (mm/inches)      Width (mm/inches)      Depth (mm/inches)
       ------------------------------ ---------------------- ---------------------- ----------------------
       Base Printer                         1020 / 40              1420 / 56             1505 / 59.5
       ------------------------------ ---------------------- ---------------------- ----------------------
       With Stand                           1580 / 66              1420 / 56             1505 / 59.5
       ------------------------------ ---------------------- ---------------------- ----------------------
       With Stand & HCI & HCO               1580 / 66             2260 / 89.5            1505 / 59.5
       ------------------------------ ---------------------- ---------------------- ----------------------

Additionally, the printer must be positioned at least 100 mm from any rear obstruction (with covers closed) for adequate air flow and on a level surface with a maximum slope of +/- 0.5 degrees (any direction).

15.5 LABELS

15.5.1 OPERATOR LABELS

The following labels are visible to the operator either during normal operation or when covers are open:


--------------------------------------------------------------------------------
Kentek Information Systems          Confidential                         Page 58

K40D Product Specification                                           Version 2.5
--------------------------------------------------------------------------------


--------------------------- -------------------- --------------------- ---------------------------------------
LABEL                       LOCATION             VISIBLE               TEXT OR GRAPHIC
--------------------------- -------------------- --------------------- ---------------------------------------
Photoconductor              Top main frame       Top cover open        Photosensitive material, PC insertion
--------------------------- -------------------- --------------------- ---------------------------------------
Toner Installation          Front main frame     Front cover open      Toner installation graphic
--------------------------- -------------------- --------------------- ---------------------------------------
Floppy Disk Insertion       Front main frame     Front cover open      Diskette orientation graphic
--------------------------- -------------------- --------------------- ---------------------------------------
MIJ                         Front cover          Front of machine      Removable "Made in Japan"
--------------------------- -------------------- --------------------- ---------------------------------------
Safety                      Front main frame     Front cover open      Safety Approval - Kentek K40D
--------------------------- -------------------- --------------------- ---------------------------------------
Hazard                      Left gear cover      Rear cover open       Hazardous Area Warning (yellow)
--------------------------- -------------------- --------------------- ---------------------------------------
Voltage                     AC power cover       Rear cover open       100 V ! graphic (yellow)
--------------------------- -------------------- --------------------- ---------------------------------------
Fuser                       Fuser cover          Top cover open        >100 deg. C ! graphic (yellow)
--------------------------- -------------------- --------------------- ---------------------------------------
Adjust Upper                Main frame           Front cover open      Pressure scale graphic
--------------------------- -------------------- --------------------- ---------------------------------------
Adjust Lower                Main frame           Front cover open      Pressure scale graphic
--------------------------- -------------------- --------------------- ---------------------------------------

International symbols (IEC 417) are used where possible.

15.5.2    OTHER LABELS

------------------------- ------------------------ --------------------- ----------------------------------------------
LABEL/PART NUMBER         LOCATION                 COLOR                 TEXT OR GRAPHIC
------------------------- ------------------------ --------------------- ----------------------------------------------
Installation tape (p/n    Over rear power plugs    Yellow, black text    "See installation instructions before
61020302)                                                                connecting to power"
------------------------- ------------------------ --------------------- ----------------------------------------------
Direct-Attach interface   Metal card bracket       Black text            "Serial", "Parallel"
------------------------- ------------------------ --------------------- ----------------------------------------------
Voltage Selection (p/n    Rear cover, above        Parchment white,      Check boxes for each voltage  100,120-127,
61020301)                 power plugs              black text            200, 220, 230, 240
------------------------- ------------------------ --------------------- ----------------------------------------------
XS Label (p/n 81120058)   Printer carton (XS       White with black      "Printer Does Not Contain The
                          printers only)           text                  Photoconductor, Developer Unit, Fuser,
                                                                         Cleaner Or Toner.  Supplies Are Packaged
                                                                         Separately.  Follow Installation
                                                                         Instructions Before Applying Power To The
                                                                         Printer."
------------------------- ------------------------ --------------------- ----------------------------------------------


--------------------------------------------------------------------------------
Kentek Information Systems          Confidential                         Page 59

K40D Product Specification                                           Version 2.5
--------------------------------------------------------------------------------


15.5.3 SERIAL NUMBER

Each printer has a unique serial number affixed behind the front cover at the lower left corner of the main frame. K40D printer (with controller) serial numbers are prefixed with 'K40D'; K40D print engines (without controler) are prefixed with `M40D'. Supplies are marked with a serial number and a revision level.

15.5.4 CONFIGURATION NUMBER

Each field replaceable unit (FRU) and supply item is marked with a part number and a revision level on the packaging.

15.6 COSMETICS

15.6.1 LOGO TYPES AND COLORS

The printer will have standard Kentek colors and logos. Kentek can provide alternate colors and logos per customer specifications.

15.6.2 COVERS

Kentek can provide customized cover designs per customer specifications, or will use K40D standard covers.

All painted, molded plastic, silk-screened or plated cover parts present a uniform texture and gloss when viewed from a distance of 1 meter from the machine's nearest surface. Imperfections noticed while working at a distance of less than 1 meter are ignored. Cover gaps are adjusted to appear parallel at a distance of one meter.


--------------------------------------------------------------------------------
Kentek Information Systems          Confidential                         Page 60

                           SCHEDULE E




                   DELETED FROM THIS AGREEMENT

                           SCHEDULE F

                      CURRENCY FLUCTUATIONS





In the event of fluctuations in the Yen/Dollar "Bank Exchange Rate," the prices listed in Schedules A and C shall be automatically adjusted in the following manner. These adjustments will be made at the time of Purchase Order Placement. After an order is placed, there will be no further adjustment for additional "Bank Exchange Rate" fluctuations. The "Bank Exchange Rate" shall be determined by the previous month's average Yen/Dollar rate calculated from the fifteenth day of the prior month to the fourteenth day of the current month of selling rates between the U.S. Dollar and the Japanese Yen as quoted daily in The Wall Street Journal exchange rate tables of "New York Foreign Exchange Selling Rates".

If the previous month's average is outside the base rate range [ ]-[ ] Yen per Dollar, then Kentek shall advise the Customer of the price adjustment for all purchase orders received after the fourteenth day of the current month. Such price adjustments shall be in accordance with the attached schedule. Outside of the ranges indicated, Kentek will adjust accordingly.

                                   SCHEDULE F
                             CURRENCY FLUCTUATIONS
                                  (CONTINUED)

WHEN THE "BANK EXCHANGE RATE" IS:                MIDPOINT PRICE WILL BE:
Greater than [ ] but less than or equal to [ ]      [  ]  Base plus [  ]%

Greater than [ ] but less than or equal to [ ]      [  ]  Base plus [  ]%

Greater than [ ] but less than or equal to [ ]      [  ]  Base plus [  ]%

Greater than [ ] but less than or equal to [ ]      [  ]  Base plus [  ]%

Greater than [ ] but less than or equal to [ ]      [  ]  Base plus [  ]%

Greater than [ ] but less than or equal to [ ]      [  ]  Base plus [  ]%

Greater than [ ] but less than or equal to [ ]     [   ]  Base plus [  ]%

Greater than [ ] but less than or equal to [ ]     [   ]  Base plus [  ]%

Greater than [ ] but less than or equal to [ ]     [   ]  Base plus [  ]%

Greater than [ ] but less than or equal to [ ]     [   ]  Base plus  [ ]%

Greater than [ ] but less than or equal to [ ]     [   ]  Base plus  [ ]%

Greater than [ ] but less than or equal to [ ]     [   ]  Base plus  [ ]%


Greater than [ ] but less than or equal to [ ]     [   ]  Base Price


Greater than [ ] but less than or equal to [ ]     [   ]  Base minus [ ]%

Greater than [ ] but less than or equal to [ ]     [   ]  Base minus [ ]%

Greater than [ ] but less than or equal to [ ]     [   ]  Base minus [ ]%

Greater than [ ] but less than or equal to [ ]     [   ]  Base minus [ ]%

Greater than [ ] but less than or equal to [ ]     [   ]  Base minus [ ]%

Greater than [ ] but less than or equal to [ ]     [   ]  Base minus [ ]%

GREATER THAN [ ] OR LESS THAN OR EQUAL TO [ ] -- KENTEK WILL ADJUST ACCORDINGLY.

                           SCHEDULE G

                          PUBLICATIONS





1.)  K30/K30D GUIDE TO OPERATIONS MANUAL

2.)  K30/K30D FIELD SERVICE MANUAL

3.)  K40D QUICK REFERENCE CARD

4.)  K40D USER'S GUIDE

5.)  K40D REFERENCE GUIDE

6.)  K40D FIELD SERVICE MANUAL

             TO BE SUPPLIED AFTER CONTRACT EXECUTION

                           SCHEDULE H

                        SOFTWARE PRODUCTS





STANDARD OPERATING AND EMULATION SOFTWARE




                    PCL 5

                    PROGRAM JOB LANGUAGE (PJL)



OPTIONAL


                    PHOENIXPAGE POSTSCRIPT INTERPRETER





Some of the foregoing are subject to license agreements between Bitstream, Phoenix Technologies, VS Software and Kentek.

                           SCHEDULE I

                CUSTOMER SERVICE SUPPORT PROGRAM




1    PRODUCT WARRANTIES

2.   CONSUMABLE WARRANTIES

3.   K30/K30D/K31/K31D/K40D PRINTER OUT-OF-WARRANTY PROGRAM

4.   DEFECTIVE MATERIAL RETURN PROCEDURE

5.   TRAINING PROGRAM

6.   TRAINING PROGRAM COURSE ITINERARY

7.   TRAINING RATES

8.   FIELD SERVICE SUPPORT

9.   TECHNICAL MANUALS PRICE LIST




             TO BE SUPPLIED AFTER CONTRACT EXECUTION

                KENTEK INFORMATION SYSTEMS, INC.


                        PRODUCT WARRANTY




Kentek warrants that the Printer Product delivered shall be free from defects in material and workmanship, under normal use and service, and that any part or parts found defective within:

     a.   180 days from original shipping date for spare parts
     b. 180 days from original shipping date for high capacity feeders and stackers
     c. 2 years from original shipping date for printer engine (when operated within specified duty cycle);*

shall be repaired by the Reseller with parts supplied by Kentek or replaced by Kentek at Kentek's shipping point.

The Reseller will segregate and make available to Kentek at a central location those parts found defective with a list price exceeding $50.00. The Reseller will return defective parts freight prepaid. This Product Warranty is applicable only if the Product has had normal utilization within the specification, and has been maintained in accordance with recommended procedures. Any and all other costs in the implementation of this warranty shall be the responsibility of the Reseller.

The warranty set forth in this Article does not extend to altered units of the Product or to units of the Product which fail or are damaged after delivery to the Reseller due to the shipment, handling, storage, operation, use or maintenance in a manner or environment not conforming to any published instructions and specifications of Kentek at the time of delivery. Use of any consumable not specifically supplied by or approved in writing by Kentek shall constitute a modification of Product and shall void any and all warranties for both printer and consumable supply product.

* Any repair or replacement of any portion or part of the printer engine (excluding Consumables, Software, and Accessories) does not decrease or extend the original two-year warranty period.

                 KENTEK INFORMATION SYSTEMS INC.

                  CONSUMABLE WARRANTY PROCEDURE



The Kentek product warranty is contained in the Agreement between Kentek and the Reseller. There are two parts to the warranty:

a. Defects due to material and workmanship/out of box/mechanical warranty, and;

b.     failure to meet the average specified yield.

The warranty period is ninety (90) days from date of shipment to the Reseller.

Kentek's published specification yields are "average" and the warranty is measured against the average yield for each type of consumable. If the rated yield of any consumable is 400,000 prints and that consumable produces prints within specification at the rated life then it is considered to have reached its specified life. For example, if the customer has four K30 cleaners and two make 425,000 prints and two make 375,000 prints, then no warranty credit is applicable as the average is the specified 400,000.

In the event a customer returns consumable item(s) short of average life, the customer should be given a credit only for the unused portion; i.e., 325,000 prints/400,000 average yield x unit selling price.

Kentek will work with the Reseller to provide credits where the population of supplies does not meet the average life specified. Credits (or replacement units) must be provided to the customer by the Reseller.

At Kentek's option, the Reseller will segregate consumables found defective and return the defective consumables to Kentek freight prepaid. A Kentek Consumable Warranty Return Form (sample attached) is required for each consumable being returned for warranty evaluation.

This product warranty is applicable only if the product has had normal utilization within specification and returned in a protective shipping container. Toner cartridges must always be removed from Developers, and Developers must be resealed prior to shipment. Should the defective consumable be received damaged due to unsafe packaging warranty consideration will become void.

KENTEK                                                    Consumable Warranty
                                                                   Claim Form
Receiving Department
2845 29th Street                                            Mfg RMA #:_______
Boulder, CO  80301                            Distributor Reference #:_______
(303) 440-50500 / Fax (303) 440-9600          Date:
                                                   __________________________

MASTER DISTRIBUTOR/VAR                    END USER REPORTING FAILURE
NAME & ADDRESS                            NAME & ADDRESS

_____________________________________     _____________________________________

_____________________________________     _____________________________________

_____________________________________     _____________________________________

Contact:_____________________________     Contact:_____________________________
Tel. #_______________________________     Tel. #_______________________________

Printer Model:_______________________     Consumable Part Desc.________________
Printer S/N#_________________________     Consumable P/N_______________________
                                          Consumable S/N_______________________

Did the consumable fail on installation?   (check one)   _____yes _____no
If no, provide page count when consumable installed: _________ & when consumable failed_______________________________

DESCRIPTION OF PROBLEM:________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

CORRECTIVE ACTION:_____________________________________________________________

_______________________________________________________________________________

1. Attach test prints and the error log to this form. (Instructions describing how to produce test prints and the error log are found in the Guide to Operations.)

2. Contact manufacturer's Customer Service Department (303) 440-5500 to obtain a Return Material Authorization (RMA) number. This logs your consumable claim and expedites evaluation.

PACKAGING INSTRUCTIONS

When you return consumables, package the consumable following the packing instructions closely as listed in Appendix C of the Guide to Operations. If the consumable is damaged during shipping due to improper packaging, your warranty claim may be invalid.
-------------------------------------------------------------------------------
MANUFACTURER CONSUMABLE EVALUATION

Assessment of Failure:_________________________________________________________

Explain any descrepancy between claim and assessment:__________________________

Credit Recommendation:________________Signature:____________________Date:______

Authorized Credit %:__________________Mgr. Signature:_______________Date:______

                        KENTEK INFORMATION SYSTEMS, INC.
                        OUT OF WARRANTY EXCHANGE PROGRAM

Kentek offers an out-of-warranty exchange program whereby Kentek will repair or provide a replacement on any of the items listed below.



       DESCRIPTION                            EXCHANGE COST
       -----------                            -------------

K30 EIGS BOARD (300 dpi, 4Mb)                    $  [    ]
K30 MIGS BOARD (300 dpi, 8Mb)                    $[      ]

K30D EIGS BOARD (300 dpi, 4Mb)                   $  [    ]
K30D MIGS BOARD (300 dpi, 8Mb)                   $[      ]

K31S/D RIGS I BOARD (300 dpi, 12Mb)              $  [    ]
K31S/D RIGS II BOARD (300 dpi 16Mb)              $[      ]

K40D RIGS I BOARD (300 dpi, 12Mb)                $  [    ]
K40D RIGS II BOARD (300 dpi, 16Mb)               $[      ]

PCL BOARD (300 dpi)                              $  [    ]
PCL VIDEO I/F BOARD (240/300 dpi)                $  [    ]

K30/K30D AC POWER SUPPLY (Universal)             $  [    ]
K30/K30D DC POWER SUPPLY (Universal)             $  [    ]
K40D DC POWER SUPPLY                             $  [    ]


NOTE:  Prices listed above are Net (No Discount Allowed).

       Turn around time is 30 days from receipt of goods.

WARRANTY - 90 Days on All Exchange Items.



o To participate in this program the customer must contact the "Customer Service Department" at Kentek corporate headquarters.

o Request a "Return Material Authorization" (RMA) number and provide Kentek with a purchase order number authorizing the exchange.

o The customer is required to return the defective part to Kentek corporate headquarters, freight prepaid, in a protective shipping container. Should the defective part be received damaged due to unsafe packaging, the retail parts price will be applied to the exchange order.

                       KENTEK INFORMATION SYSTEMS, INC.

                     DEFECTIVE MATERIAL RETURN PROCEDURES



The customer must first contact Kentek corporate headquarter's "Customer Service Department" requesting a "Return Material Authorization" (RMA) number. Kentek's Customer Service Department will collect the necessary data from the customer to process the return of material accordingly.

The assigned RMA number must be referenced on the outside of the shipping container. Return Material Tags are to be used by the customer when returning defective parts either Under Warranty or for Exchange to Kentek corporate headquarters, freight prepaid.

Repairs will be made or a replacement part will be sent to the customer within 30 days from receipt of defective part.

Warranty Items

If the returned defective item under warranty tested is found to be operational (not defective), Kentek will notify the customer of our findings and a charge for Kentek's testing and evaluation time will be billed back to the customer at $75 per hour minimum of two (2) hours.

Exchange Program

Kentek has identified a selected list of material such as printed circuit boards and power supply units that can be exchanged for a repaired and tested replacement with a 90-day warranty given by Kentek.

The procedure to return defective items under our Exchange Program is the same as the procedure for returning defective items under warranty as stated above.

                       KENTEK INFORMATION SYSTEMS, INC.

                          KENTEK'S TRAINING PROGRAM


Kentek will provide the customer with one (1) training class, with up to six
(6) students at no cost. The class will be held at Kentek corporate headquarters. Any additional training requested by the customer will be offered at a "most favored status" price.

In the event the customer requests the training class to be held anywhere other than Kentek corporate headquarters, the customer will reimburse Kentek for all travel and living expenses incurred by our training personnel during the course.

The rates for additional training courses, if required, are included as a part of this Schedule.

The rates for field service support from Kentek to resolve a problem at the customer's location or at a printer location, are included in this Schedule I.

A minimum of four (4) weeks notice is required to schedule a training course at either Kentek's or the customer's training location.

                       KENTEK INFORMATION SYSTEMS, INC.

                  PRINTER TRAINING PROGRAM COURSE ITINERARY


The training session will be a 3-day course and classes will be a standard eight (8) hour day.

Class size is limited to six (6) students. In order to provide the most effective possible training, we urge a minimum of three printers be made available to the students.

Class subjects will consist of:

- Operational overview
- Component/assembly layout
- Xerographic process
- IGS & PCL block diagram of operations
- Communication theory RS 232, 422, Centronics (Host Connections)
- Diagnostics ... how they work and how to use them
- Problem/failure determination (flow chart)
- TAGS (Troubleshooting Analysis Guide) familiarization

Field Service manuals are available for each student consisting of:

- Installation/operational manual
- Maintenance manual
- Removal/replacement procedure
- Self diagnostic test procedure
- Troubleshooting
- Electrical adjustments
- Parts catalog
- Technical bulletins

Special training material such as schematics, diagrams and technical data will be issued to each student.

Troubleshooting time will be scheduled to allow the students to perform failure analysis on the printer. Kentek parts are sold as assemblies, not components, so this class will teach each student to repair printers down to the assembly level.

                       KENTEK INFORMATION SYSTEMS, INC.

                                TRAINING RATES
                 (Does Not Apply to Initial Training Course)



1.   $500.00 - Hardware or Software Training Course Fee

2.   $750.00 - Hardware and Software Training Course Fee

3.   $250.00 - Per Day per Student.

Note:

Should the course be held anywhere other than at Kentek corporate headquarters, all travel and living expenses incurred by our instructor will be billed to the customer in the following manner:


Air Fare.................... Coach for domestic flights
                             Business for international flights

Rent-A-Car.................. $200.00 per week (Estimate)

Hotel....................... $100.00 per day (Estimate)

Meals....................... $ 30.00 per day (Estimate)

Telephone, Misc., Etc.

                       KENTEK INFORMATION SYSTEMS, INC.

                         FIELD SERVICE SUPPORT RATES


1.   $110.00 per hour - portal to portal
     (8:00 AM to 4:30 PM - Monday through Friday)

2.   $140.00 per hour - portal to portal
     (after 4:30 PM and before 8:00 AM Monday through Friday)

3.   $190.00 per hour - portal to portal
     (anytime Saturday, Sunday and holidays)

4.   Mileage charge: $0.35 per mile (plus tolls)

5.   Parts Cost - (See Suggested Retail Spare Parts Price list)

NOTE: The rates listed above only apply within a 125-mile radius to either Kentek's corporate headquarters and/or Kentek's Regional support off ices.

          Locations:

          Eastern Region - Melbourne, Florida

          Western Region - San Jose, California



Kentek service rates and mileage charges include any and all travel to the customer's office/printer location and return to Kentek headquarters.

All other areas will be charged for travel and expenses.

                       KENTEK INFORMATION SYSTEMS, INC.

                         TECHNICAL MANUAL PRICE LIST



PART NUMBER  DESCRIPTION                                NET PRICE
-----------  -----------                               ----------

61050010     K30/K30D Operator/Installation Manual     $    25.00

62050010     K30/K30D Field Service Manual             $    75.00


81250001     K40D User's Guide                         $    10.00

81250002     K40D Field Service Manual                 $    75.00

81250003     K40D Quick Reference Card                 $     2.00

81250004     K40D Reference Guide                      $    20.00



51020818     Print Quality Masters                     $   500.00



NOTE:             No discounts applied to manuals.

                                AMENDMENT NO. 1
                                     To The
                               PURCHASE AGREEMENT
                                 By and Between
                 TALLY PRINTER CORPORATION ("Tally" or "Buyer")
                                      And
                  KENTEK INFORMATION SYSTEMS, INC. ("KENTEK")
                              Dated April 16, 1997
================================================================================

         WHEREAS, Tally and Kentek have entered into an agreement entitled "Purchase Agreement," dated April 22, 1995 ("Agreement"); and

         WHEREAS, the parties now desire to amend the Agreement to change certain terms and conditions of the sale and purchase of Products; and

         WHEREAS, the Agreement would expire unless extended by written agreement of the parties;

         NOW THEREFORE, in consideration of the covenants and agreements herein contained, SNPS and Kentek hereby agree as follow:

         1. All capitalized terms not defined in this Amendment shall have the meaning ascribed thereto in the Agreement.

         2. Section 3.2 Term of Agreement, shall be amended to read "The term of this Agreement shall commence upon the date hereof and shall continue for twelve (12) months from such date (April 16, 1998), unless earlier terminated or extended by written agreement of the parties (the "Term").

         3. Section 13.3 End-of-Life Parts Purchasing, shall be amended to read "Buyer may purchase spare parts from Kentek to provide service to its customers. In the event Buyer or Kentek terminate this Agreement, if any Product under this Agreement is discontinued by Kentek, or if the annualized run rate purchased over a period of six months is less than 200 printers per year activating an End-of-Life condition, then Kentek agrees to allow Buyer to purchase Parts and Consumables at the new category (non-OEM designation) current prices for a period of up to five (5) years for the purpose of supporting Buyer's installed base.

Except as provided above, the Agreement shall in all other respects remain unchanged and shall continue in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed in duplicate by their duly authorized representatives as of the dates subscribed.

TALLY                                    KENTEK INFORMATION
                                         SYSTEMS, INC.

/s/ ALAN PINSON                          /s/ [ILLEGIBLE]
--------------------------               ----------------------------

Vice President                                     CEO
--------------------------               ----------------------------
       Title                                      Title

                                                 6/4/97
--------------------------               ----------------------------
       Date                                       Date